ANNUAL REPORT

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                                [GRAPHIC OMITTED]

                                Declaration Trust

                      Growth    V.A. International Fund
                                V.A. Regional Bank Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Special Opportunities Fund
                                V.A. Growth Fund
                      ----------------------------------------------------------
                      Growth    V.A. Growth & Income Fund
                      & Income  V.A. Independence Equity Fund
                                V.A. Sovereign Investors Fund
                                V.A. 500 Index Fund
                      ----------------------------------------------------------
                      Income    V.A. Bond Fund
                                (formerly V.A. Sovereign Bond Fund)
                                V.A. Strategic Income Fund
                                V.A. High Yield Bond Fund
                                V.A. World Bond Fund
                                V.A. Money Market Fund

                                DECEMBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================Table of Contents===============================

                     John Hancock Funds - Declaration Trust

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

   Growth
   V.A. International Fund..................................................   4
   V.A. Regional Bank Fund..................................................   7
   V.A. Financial Industries Fund...........................................  10
   V.A. Emerging Growth Fund................................................  13
   V.A. Special Opportunities Fund..........................................  16
   V.A. Growth Fund.........................................................  19

   Growth & Income
   V.A. Growth & Income Fund................................................  22
   V.A. Independence Equity Fund............................................  25
   V.A. Sovereign Investors Fund............................................  28
   V.A. 500 Index Fund......................................................  31

   Income
   V.A. Bond Fund...........................................................  34
   V.A. Strategic Income Fund...............................................  37
   V.A. High Yield Bond Fund................................................  40
   V.A. World Bond Fund.....................................................  43
   V.A. Money Market Fund...................................................  46

3) Financial Statements.....................................................  48

4) Notes To Financial Statements............................................ 116

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ *
                            RICHARD P. CHAPMAN, JR. *
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                        * Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                     President, Chief Investment Officer and
                             Chief Operating Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                   CUSTODIANS
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                                 V.A. Bond Fund
                            V.A. Emerging Growth Fund
                                V.A. Growth Fund
                         V.A. Financial Industries Fund
                            V.A. Growth & Income Fund
                            V.A. High Yield Bond Fund
                          V.A. Independence Equity Fund
                             V.A. Regional Bank Fund
                          V.A. Sovereign Investors Fund
                         V.A. Special Opportunities Fund
                           V.A. Strategic Income Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT
                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS
                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund

                                     ISSUER
                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5702

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

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[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive
Officer, flush right next to first paragraph.]
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      One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

      Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

      As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                       3
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                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                     GERARDO J. ESPINOZA, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

       Europe dominates overseas markets in a year of economic uncertainty

"Our increasing focus on Europe...served us well."

The last 12 months were a nerve-wracking year for international investors. One of the defining events shaping financial markets worldwide was the economic crisis in Asia, where currency devaluations and economic slowdowns plagued the region's emerging markets all year. Compounding the problem was Japan's inability to resuscitate its economy, further dimming prospects for the entire region's recovery. These currency and economic fears worked their way through other emerging-market regions as well, including Latin America. Brazil's market collapsed after government steps to shore up the currency by boosting interest rates caused the economy to stall and investors to lose faith. Market volatility reached a crescendo in August when Russia's debt default and plunging currency sent investors fleeing any security with perceived risk to the safety of U.S. Treasury bonds. That was the death knell for all emerging markets, especially after several prominent hedge funds quit these markets to meet lenders' demands for collateral. After the summer's instability, the world calmed down in the fourth quarter, thanks to interest-rate cuts by the U.S. Federal Reserve Board and by more than 50 other central banks worldwide.

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[Pie chart at bottom left hand column with heading "Portfolio  Diversification."
The chart is divided into five sections (from top to left): Continental Europe 58%, Short-Term Investments & Other 6%, Canada 4%, Pacific Rim 14% and U.K. & Ireland 18%. A note below the chart reads "As a percentage of net assets on December 31, 1998."]
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      Throughout much of the year, Europe was the shining light, in part because of its perception as a place to find quality in a turbulent world. More importantly, however, it was the lure of the anticipated single European currency, the euro, and its positive implications, which enticed a growing number of international investors. Additionally, a convergence of interest rates falling in anticipation of the event that would join 11 nations in an economic and monetary union (EMU) made Europe the place to be. Even though the Continent fell prey to the summer months of crisis, a strong last-quarter rebound caused European markets to advance 27% for the year, bolstered as well by a growing number of mergers, acquisitions and corporate privatizations.

European focus boosts performance

For the year ended December 31, 1998, John Hancock V.A. International Fund posted a total return of 16.75% at net asset value, compared to the 13.26% return of the average variable annuity

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[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A.
International Fund. Caption below reads "Fund portfolio managers (l-r): Gerardo
J. Espinoza, Miren Etcheverry and John L.F. Wills."]
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                                       4

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                      JOHN HANCOCK V.A. INTERNATIONAL FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 16.75% Total return for John Hancock V.A. International Fund. The second bar represents the 13.26% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

international fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page six. Our increasing focus on Europe, where our stake rose from 49% a year ago to 76% of net assets by year end, served us well. We also benefited from avoiding the emerging-market countries of Russia and Southeast Asia.

      France, our top country weighting at 18% of the Fund's net assets, was also our top contributor to performance, given its market's 40% advance in 1998. The privatization of France Telecom boosted that stock and also symbolized the accelerating trend of restructuring, merger and privatization activity in Europe, especially among the blue chip names. French insurer Axa gained by being an active and smart participant in takeover activity.

      Indeed, these merger trends, combined with a general environment of declining interest rates, benefited companies in several of the market sectors in which the Fund was overweighted, including finance, utilities, healthcare and telecommuni cations. Cellular phone company Nokia, for example, one of our top holdings, also saw its stock advance as it continued to grow its market share. Allied Irish Banks, our top-performing stock, has a strong management team and lacks exposure to emerging markets. The bank is also benefiting from the Irish economy's solid growth and the potential for further rate cuts as part of EMU unification. German automaker BMW benefited after a major re-engineering of the company.

Asia, emerging markets hurt

During the year, we became even more conservative in our approach to Asia and the emerging markets worldwide. By the end of the year, we were effectively out of Latin America. Our stake in Asia was primarily an underweighted 11% position in Japan and small interests in Australia, Hong Kong and Singapore. Despite the cutback, we still were hurt by the few stocks we owned during the year in Hong Kong, as well as in the emerging markets of Brazil and Mexico. These included Hong Kong conglomerates China Resources Enterprises and Hutchison Whampoa, Brazilian telephone company Telesp and Mexican bottler Panamerican Beverages. While all are solid companies with strong fundamentals, they were simply in the wrong countries, and we sold several of them.

Going forward

Although we acknowledge the prospect of ongoing volatility, we are optimistic about the outlook for international equities. For the time being, our sights remain on Europe. We believe it holds the best opportunities, given the broad potential generated by the new euro, as well as Europe's growing attention to corporate restructurings and consolidation and the potential for further rate cuts both in Euroland and the U.K. However, we're watching the impact of the euro on the U.S. dollar, since we believe an important risk in 1999 could come from a substantially weakened dollar that would put a damper on the profits of export-dependent companies in Europe and elsewhere.

      Japan's economic situation remains grim, as it continues facing important challenges, although it seems the worst is behind the emerging nations of Asia. But there, as in the rest of the emerging world, 1998's economic problems still exist, with Russia, China and Brazil the largest question marks. Until there is less uncertainty, we'll keep our cautious stance on most emerging markets.

"...we are optimistic about the outlook for international equities."

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International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

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                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   16.75%     30.91%
Average Annual Total Returns(1)            16.75%     12.20%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 14.77% and 10.70%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World-Ex U.S. Free Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World-Ex U.S. Free Index and is equal to $15,346 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $13,091 as of December 31, 1998.
--------------------------------------------------------------------------------

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         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
             THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. Regional Bank Fund

       Bank stocks, stung by global economic woes, trail the broad market


Volatility wreaked havoc with the stock market throughout 1998, although the market wound up producing double-digit gains nonetheless. In the first half of the year, the market advanced to new highs through mid-July, with a strong economy and solid corporate earnings offsetting concerns about Asia's economic problems. But in August, Russia's financial meltdown sent stocks plunging almost into bear market territory. After being among the leaders last year, bank stocks were particularly hard hit in the summer sell-off, due to concerns over the potential impact on bank earnings of the economic turmoil in Asia and emerging markets worldwide. The decline in bank stocks was indiscriminate, hurting many regional banks with no exposure to overseas lending.

      In October, the market staged an amazing rebound, propelled by three interest-rate cuts by the Federal Reserve and generally favorable earnings reports. Even the large money-center banks with direct exposure to emerging markets rallied with the rate cuts. The rebound enabled the Standard & Poor's 500 Stock Index to produce a 29% return for the year, including reinvested dividends. There was an even greater tendency in

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Marshall & Iisley Corp. 3.3%, the second is M & T Bank Corp. 2.8%, the third Comerica, Inc. 2.6%, the fourth City National Corp. 2.5% and the fifth FirstMerit Corp. 2.5%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
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1998, however, for larger companies to outperform smaller ones, as the Russell
2000 Index -- a measure of small-stock performance -- declined 2% for the year, despite a late, strong rally.

Performance review

It was a difficult environment in which to launch John Hancock V.A. Regional Bank Fund, and the performance results reflected the market climate. Its inception on May 1, 1998 occurred just as turmoil was building and medium- and smaller-sized stocks, such as those the Fund favors, were beginning to lag. As a result, the Fund lost ground between May 1, 1998 and December 31, 1998, posting a total return of -6.43% at net asset value. In the same period, the average open-end financial services fund returned -4.90% and the average variable annuity specialty fund returned 10.96%,

"In the Fund's first eight months, two of its holdings announced mergers."

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[A 3" x 2 1/2 " photo at bottom right side of page of John Hancock V.A. Regional
Bank Fund. Caption below reads "Fund management team members. Standing (l-r):
Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
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                                       7

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                      JOHN HANCOCK V.A. REGIONAL BANK FUND

"...the trend toward fewer banks in the country is solidly in place and inevitable."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "From May 1, 1998 to December 31, 1998." The chart is scaled in increments of 4% with -12% at the bottom and 12% at the top. The first bar represents the -6.43% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the -4.90% total return for Average open-end financial services fund. The third bar represents the 10.96% total return for Average variable annuity specialty fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and average variable annuity specialty fund are tracked by Lipper Analytical Services, Inc. See the following page for additional information.
--------------------------------------------------------------------------------

according to Lipper Analytical Services, Inc. Additional performance information can be found on page nine.

      In addition to overseas turmoil, the Fund was hampered by its significant weighting in small- and mid-capitalization banks and thrifts, which suffered from the same "small stock effect" that took its toll on smaller issues in most industries.

Consolidation ebbs and flows

In the Fund's first eight months, two of its holdings announced mergers. Yet the number of deals abated as the year went on, in line with the sell-off in bank stocks. In times of market volatility, it is much harder for buyer and seller to set an agreeable exchange ratio. We believe that the uncertainty created by fluctuations in the market caused a postponement of several merger discussions. Nevertheless, a few of the Fund's important regional franchises were scooped up in the last six months for hefty premiums, including Crestar Financial (by SunTrust). We believe bank consolidation will wax and wane with the vagaries of the market, but the enduring reason for mergers -- excess capacity in the U.S. banking system -- will still serve as a catalyst for this process well into the 21st century.

Earnings steady at the regionals

Headlines in the fall were chock full of the travails of the large money-center banks: lending miscues to hedge funds, trading losses in emerging markets and revenue shortfalls in investment banking. Although these risks are not insignificant to these banks, the companies do have other domestic engines to power their earnings. Note that only 2% of the Fund's net assets are invested in companies with material overseas businesses. Despite the machinations of the market, the earnings environment for most regional banks has been fairly steady. In third-quarter results, the median bank owned by the Fund posted 11% earnings growth over the third quarter of 1997 and 3% growth when compared to the second quarter of 1998. In general, we think our holdings will show average earnings-per-share gains of about 8% in 1999, as the positive impact of share buybacks will mitigate some loss in net interest margins. This profit forecast reflects our belief that the U.S. economy will continue to grow in 1999, albeit at a noticeably slower rate than in 1998.

Fund composition and outlook

Since the Fund's inception this year, we have established positions in regional bank and thrift stocks with solid fundamentals that are selling at below-average valuation levels. Our focus is on quality banks with assets ranging between $5 billion and $30 billion because we believe this size institution offers healthy earnings prospects and good potential for consolidation. The decline in the prices of many banks and thrifts this year has created more opportunities for us as we build the Fund's portfolio. The relative price-earnings multiple between the banking institutions and the S&P 500 is now 60%, below its long-term average of 70%, even though we expect earnings growth for most banks to exceed that of the market in 1999.

      Our investment strategy is driven to a considerable extent by our expectation of substantial consolidation among banks over the next decade. Although this activity slowed this year, we believe that the trend toward fewer banks in the country is solidly in place and inevitable. This should continue to work in the favor of the Fund and its shareholders.

--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

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                      JOHN HANCOCK V.A. REGIONAL BANK FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                   SINCE
                                                 INCEPTION
                                                  (5/1/98)
                                                 ---------
Cumulative Total Return                            (6.43%)
Average Annual Total Return(1)                     (6.43%)(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been (6.49%).
(2)   Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $11,172 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Regional Bank Fund on May 1, 1998 and is equal to $9,357 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

              BY JAMES K. SCHMIDT, CFA, MANAGEMENT TEAM LEADER, AND
             THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

      Market volatility increases with global strife; financial stocks lag

"The banking and insurance areas accounted for nearly 50% of the Fund's net assets..."

Volatility was the watchword of 1998, as the stock market reacted to growing global economic uncertainty. At first, the market moved mostly higher, reaching a record peak in July before a new wave of emerging-market currency troubles brought stocks back down to earth. Financial stocks, which have led the market's advance over the last several years, fell behind in 1998 as fears grew that the U.S. economy would slow. The troubles peaked in August with Russia's debt default and currency devaluation. Stock markets around the world fell in response, and investors in droves sought the safety of Treasury bonds. Especially hurt were the large money-center banks and investment brokerage firms that had lending and trading exposure to emerging markets. The ensuing failure of several prominent hedge funds compounded the problems. By the end of the summer, the entire financial sector had been tainted, including regional banks, savings and loans and retail brokerage firms with no direct overseas exposure. The market began a dramatic turnaround in October as the Federal Reserve began a series of three interest-rate cuts to avert a recession. Even with the rebound, however, financial stocks wound up lagging the overall market.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Fiserv 4.4%, the second is Legg Mason 4.3%, the third Wells Fargo 3.7%, the fourth American Express 3.7% and the fifth Berkshire Hathaway 3.4%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

Performance and strategy review

For the year ended December 31, 1998, John Hancock V.A. Financial Industries Fund posted a total return of 8.55% at net asset value. That compared to the 6.92% return of the average open-end financial services fund and the 28.41% return of the average variable annuity specialty fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 12.

      The Fund invests across the broad range of financial services sub-sectors, targeting companies with both solid fundamentals and the potential to benefit from the consolidation that we expect in the industry. Since the beginning of 1998, four of our holdings, predominantly insurers and securities brokers, have announced agreements to be acquired.

      The banking and insurance areas accounted for nearly 50% of the Fund's net assets by year end. We are especially interested in regional banks with between $10 billion and $30 billion in assets

--------------------------------------------------------------------------------
[A 3" x 2 1/2 " photo at bottom right side of page of John Hancock V.A. Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 8.55% total return for John Hancock V.A. Financial Industries Fund. The second bar represents the 6.92% total return for Average open-end financial services fund. The third bar represents the 28.41% total return for Average variable annuity specialty fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and average variable annuity specialty fund are tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

because we believe that merger activity will be most intense in this size range over the next several years. Our regional banks generally had good earnings results, with a median gain of 11% in operating earnings over the first nine months of 1998. Given these results and the relatively low-risk profile of most of these banks, as they have no loans to Russia or the Pacific Rim nations, it is disappointing to us that almost all of their stocks lagged the market. This resulted, however, in an unusually attractive price-earnings ratio, currently only 60% of that of the broader market.

Insurance mixed; REITs lag

Our insurance holdings produced varied results. During the summer we scored huge gains with our holdings in General Re, which was purchased by Warren Buffet's Berkshire Hathaway, Inc., and Provident Cos., Inc. which merged with UNUM Corp. However, our financial guarantor companies were sidetracked by the offshore turmoil, and property and casualty companies, as always exposed to the randomness of nature, suffered unusually high catastrophe losses and also continued to experience pricing pressures. One exception was auto insurer Progressive Corp., whose stock rose on a strong third-quarter earnings report. Real Estate Investment Trusts (REITs) had a disappointing year. While the income from real estate, particularly office space, rose substantially this year due to tight conditions in the rental market, REIT stocks did not perform nearly as well as the underlying assets. We believe the managers of many REITs have proven to be more knowledgeable about real estate than about representing shareholder interests in a public company. As shareholders, we need to pressure them more to use excess capital to repurchase stock rather than pursuing uneconomic property acquisitions.

Europe holdings grow

Throughout the year, we added to our position in European banks. We believe that, in a manner analogous to interstate banking deregulation in the U.S., the new common currency (the euro) among the 11 member nations in the European Monetary Union will serve as a major catalyst for consolidation and creation of pan-European banks. Because the European banks are years behind their U.S. counterparts in terms of realizing the benefits of restructuring, the opportunity for gains in the future is commensurately higher.

      We are fortunate that in our quest for solid European investments we are able to take advantage of a strategic alliance that we have formed with Credit Agricole -- France's largest bank and one of the ten largest banks in the world -- and its investment advisory arm -- Indocam International Investment Services. By the end of December, 7% of the Fund's net assets were invested in European financial institutions.

A look ahead

      Despite the more modest returns of financial stocks this year, there are a number of reasons why we maintain our positive outlook. The Federal Reserve's latest rate cuts should help the United States and the rest of the developed world to maintain economic growth in 1999. Our stocks should also benefit from low levels of valuation, and from earnings growth that will in most cases exceed that which we are expecting for the S&P 500 companies. We eventually expect financial reform legislation, which will create a host of new opportunities for mergers and acquisitions, as well as improved efficiency.

"...there are a number of reasons why we maintain our positive outlook."

--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (4/30/97)
                                                  ----    ---------
Cumulative Total Returns                          8.55%     46.58%
Average Annual Total Returns(1)                   8.55%     25.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. For the fiscal year ended December 31, 1998, the Fund's expenses did not exceed 0.25% (not including the management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 8.55% and 25.62%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were rein vested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $15,760 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $14,658 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
          LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                            V.A. Emerging Growth Fund

                     Fund outperforms peers in volatile year

Small-company stocks struggled through another hard year, beset by worries that the U.S. economy and corporate earnings would falter because of economic problems overseas. In early October, however, the group began a major comeback, propelled by the Federal Reserve Board's interest-rate cuts and investors' growing realization of small-cap stocks' attractive valuations. Small companies benefit from low interest rates because they -- more than larger-cap companies -- fund their growth through borrowings. The Fed's actions also signaled to the market that the economy was slowing. Given their reputation for outperforming big-cap stocks during times of economic weakness, investors increasingly began to seek out small-cap opportunities. The astounding fourth-quarter rally helped the Russell 2000 Index -- a broad barometer of small-company performance -- rebound from double-digit losses earlier in the year to end 1998 down only 2%. Growth stocks of all sizes were especially strong in the fourth quarter. That enabled the Russell 2000 Growth Index, a subset of the Russell 2000 Index that more closely resembles the types of stocks the Fund favors, to advance into positive territory, returning 1.23% for the year. However, this late comeback was nowhere near enough to compete with the 28.58% return, including reinvested dividends, of the S&P 500, a widely watched barometer of larger stocks.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Cognizant Technology Solutions 1.2%, the second is Network Event Theater 1.1%, the third Network Appliance 1.1%, the fourth Flextronics International 1.0% and the fifth Crown Castle International 1.0%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

Performance and strategy review

Given the difficult environment throughout much of the year, we're gratified that the Fund produced a strong return and handily outpaced its benchmark and its peers during the year. For the 12-month period that ended December 31, 1998, John Hancock V.A. Emerging Growth Fund had a total return of 15.94% at net asset value, compared to the average variable annuity small-cap fund's return of 1.48%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 15.

      Our outperformance was primarily due to two factors: security selection and advantageous moves within the technology sector throughout the year. As for security selection, our emphasis on companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management led us to a number of companies that were consistently good performers even during the most difficult periods of 1998. Telecommunications provider Metromedia Fiber Network posted gains in excess of 700% as it signed on big new clients. Another consistent winner was

"...strategic moves among various technology sub-sectors... proved beneficial..."

--------------------------------------------------------------------------------
[A 3" x 2 " photo at bottom right side of page of John Hancock V.A. Emerging Growth Fund. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

"...slow but steady growth in the U.S. economy is a favorable backdrop..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 15.94% total return for John Hancock V.A. Emerging Growth Fund. The second bar represents the 1.48% total return for Average variable annuity small-cap fund. A note below the chart reads "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

Network Appliance, which benefited from growing demand for data storage. Network Event Theater, which started as an operator of a national network of theaters on college campuses and advanced to provide media services to large advertisers, got a nice boost when it announced an Internet strategy aimed at college students. Many of our drugstore and supermarket holdings also did quite well. Genovese, Eagle Hardware & Garden and Dominick's all were winners when they were acquired, while drugstore chain Duane Reade surged. Other recent top performers covered a broad range of sectors, including equipment rental and leasing company United Rentals, health-care companies MiniMed and Perclose, and Adelphia Communications, the nation's seventh largest cable operator.

      Within any portfolio, there are always stocks that don't live up to expectations. Two Fund disappointments this year were retailers Hibbett Sporting Goods and Stage Stores, both of which suffered from problems that stemmed in part from hotter than normal temperatures in the Southern states they serve.

      Our strategic moves among various technology sub-sectors throughout the year generally proved beneficial for the Fund's performance. Very early on, we focused on computer hardware companies, but later leaned in favor of software companies. Our move was due to our belief that computer demand was likely to slow, but that software demand would continue to grow, given businesses' increased focus on software as a way to enhance productivity. Going into the summer, we increased our holdings in semiconductor manufacturers and semiconductor capital equipment makers -- such as Novellus Systems, PMC-Sierra and Micrel -- at a time when their prices were very cheap. Those additions -- plus existing semiconductor holdings such as Semtech and ATMI -- performed extremely well after the industry dealt with inventory excess problems. During the summer, Internet-related stocks stopped to take a breather, fading somewhat from their earlier stellar performance. We added to our holdings in the Internet sector in such companies as Beyond.com, Digital River, EarthLink Network, Exodus Communications and VeriSign, in addition to longstanding holding E*TRADE Group. Those stocks posted outstanding performances during the latter part of the year, and our focus on them was rewarded. More recently, we've sold some of these same Internet-related stocks whose prices we felt had exceeded their business prospects.

Risk management and outlook

Because we invest in aggressively growing companies, we also attempt to actively manage the risk profile of the Fund. One way we do that is to diversify, keeping roughly 170 to 200 different stocks in the Fund. In addition, we limit any one stock to approximately 1.3% of the Fund's total net assets. Those strategies help assure that the Fund's performance won't be overly dependent on the fortunes of a small handful of holdings. In addition, we try to distinguish between a stock that disappoints us and a company that disappoints us. When we like a company's long-term prospects -- even though its stock has suffered a short-term setback -- we're likely to hang on to it. We think that in most cases our patience will be rewarded. One recent example was theme park operator Premier Parks, which suffered a bad third quarter stemming from issues surrounding a prior acquisition, but bounced back in the final months of the year.

      Looking ahead, we remain cautiously optimistic about small-company stocks. The interest-rate environ ment appears favorable over the near term. Furthermore, slow but steady growth in the U.S. economy is a favorable backdrop to help small- company stocks continue to post earnings gains.

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (8/29/96)
                                                  ----    ---------
Cumulative Total Returns                          15.94%    20.24%
Average Annual Total Returns(1)                   15.94%     8.20%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 15.31% and 6.58%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $13,792 as of December 31, 1998. The second line represents the Russell 2000 Growth Index and is equal to $12,946 as of December 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Emerging Growth Fund on August 29, 1996 and is equal to $12,024 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                         V.A. Special Opportunities Fund

                 U.S. stocks tumble, then rebound to new records

"When the market fell, we went shopping..."


Stock investors began the year with high hopes as the market rocketed into new territory during the first quarter of 1998. But by April, hope had shifted to uncertainty, as concerns grew that corporate earnings might not meet forecasts. Investors moved into blue-chip stocks with established earnings records, abandoning small- and mid-cap names. During the summer, financial crises in Asia, Russia and Latin America set off a worldwide selling frenzy that shook even high-quality, large-company stocks. Stock prices fell precipitously until the Federal Reserve cut short-term interest rates between late September and early November, helping the market to rebound to new highs by year end.

      Amidst the past year's volatility, large-company stocks outpaced both mid-size and small-company names. From April to October, investors overlooked the fact that most mid-cap stocks -- which are largely domestically oriented -- were unaffected by the turmoil overseas and able to deliver solid earnings growth. But in the fourth quarter mid-cap stocks took off, rallying more than 40% from their October 8 lows. Despite this amazing rebound, the Russell Midcap Growth Index returned only 17.86% for 1998, compared to the Standard & Poor's 500 Stock Index's 28.58% advance, including reinvested dividends.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is EMC Corp. 2.2%, the second is Ascend Communications 2.1%, the third Fred Meyer 1.6%, the fourth Jabil Circuit 1.6% and the fifth Lexmark International Group 1.5%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

Strategy and performance review

Throughout the year, John Hancock V.A. Special Opportunities Fund maintained its focus on the stocks of mid-size companies with market capitalizations between $1 billion and $7 billion. We also continued to target industry sectors with the potential for above-average earnings growth. Technology, finance and health care remained among our top long-term industry concentrations, accounting for more than 70% of the Fund's net assets.

      With this strategy, John Hancock V.A. Special Opportunities Fund returned 10.35% at net asset value from inception on January 7, 1998, through December 31, 1998. By comparison, the average variable annuity mid-cap fund -- which typically owns some large cap stocks -- returned 19.30%, according to Lipper Analytical Services, Inc. Additional performance information can be found on page 18. The Fund's pure mid-cap focus, lower-than-average stake in the top-performing technology sector and above-average investment in the weaker finance sector hurt relative results.

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A. Special Opportunities Fund. Caption below reads "Fund management team members (l-r):
Barbara Friedman, Ben Hock, Lisa Welch and John Golden."]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "From January 7, 1998 to December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 10.35% total return for John Hancock V.A. Special Opportunities Fund. The second bar represents the 19.30% total return for Average variable annuity mid-cap fund. A note below the chart reads "The total return for John Hancock V.A. Special Opportunities Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for additional performance information.
--------------------------------------------------------------------------------

      Fortunately, many of our technology names had strong runs. Among them were EMC Corp., a computer data storage company; Network Associates, a company that provides security and virus detection for computers; Jabil Circuit, a contract manufacturer that supplies PC companies like Dell and Gateway; Ascend Communications, a telecommunications equipment company; and Lexmark International Group, a maker of competitive, low-cost printers. Increased demand allowed them to grow earnings. In addition, Fred Meyer, Inc., a West Coast supermarket chain, continued to do well even following the announcement that it would be acquired by Kroger. Disappointments came mainly in the banking and insurance areas, where even market leaders were hurt by the perception of weaker prospects across the sector. A few technology and health-services stocks also hurt performance. We held on to some, but sold companies like Aspen Technologies -- a software company with cost containment problems that could erode future earnings.

Buying opportunities

When the market fell, we went shopping -- buying long-term growth companies whose stock prices were down because of the market turmoil, rather than any change in outlook. Stocks in a position to benefit from the rebound in demand for personal computers held special interest. In September, we began buying disk-drive companies like Quantum, semiconductor stocks like Linear Technology, and contract manufacturers like Jabil Circuit and SCI Systems. With the addition of these and other names, plus price appreciation in the sector, our technology stake grew significantly, to 39% by year end.

      In the finance sector, we found good opportunity in the financial services area. Among the stocks we added were Fiserv, a company that provides back-office operations for small- and mid-size banks, and Concord EFS, a company that processes credit card and bank transactions with a strong share in supermarkets. We also acquired shares of Northern Trust, a bank that derives more than half of its income from its fee-based trust business. Despite these purchases, poor performance and some trimming of our banking and property and casualty investments reduced our finance stake to 16%. We believe current stock prices do not reflect the sector's steady earnings growth.

      In the health-care group (13% of the Fund's net assets), we used disappointing short-term performance to add to our investment in HEALTHSOUTH, a leading operator nationwide of rehabilitation hospitals. Health-care services stocks have been slow to rebound because of concerns over increased government regulations and price increase restrictions. But we believe that the demographics of an aging population bode well for this and other health-care services stocks long term.

Reasons for optimism

Looking ahead to 1999, conditions seem ripe for mid-cap stocks to flourish. The economic outlook appears positive, with the expectation of continued -- although slower -- growth and low inflation. In addition, mid-cap stocks have historically outperformed their large-cap counterparts during the 12 months following an interest-rate cut. The fuel is there for this to happen again, given that current valuations (prices relative to earnings and other measures) on mid-cap stocks are significantly cheaper than large-cap stocks and average annual expected earnings growth is much higher. The biggest concerns continue to be financial crises around the world. The largely domestic orientation of mid-cap companies, however, should help them continue producing solid earnings growth. We believe that stocks that generate good earnings will be the winners in 1999.

"...conditions seem ripe for mid-cap stocks to flourish."

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                      SINCE
                                                    INCEPTION
                                                     (1/7/98)
                                                    ---------
Cumulative Total Return                               10.35%
Average Annual Total Return(1)                        10.35%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 7.17%.
(2)   Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Special Opportunities Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $12,860 as of December 31, 1998. The second line represents the Russell Midcap Growth Index and is equal to $11,786 as of December 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Special Opportunities Fund on January 7, 1998 and is equal to $11,035 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                BY BENJAMIN A. HOCK, JR., CFA, PORTFOLIO MANAGER

                                  John Hancock
                                V.A. Growth Fund

         Large growth stocks lead the market up during a turbulent year

The stock market advanced by more than 20% for a record fourth straight year in 1998, but not without treating investors to dramatic shocks of volatility along the way. After riding up to a record high by mid July, the U.S. stock market had its biggest tumble since 1990 in the face of growing economic and financial turmoil around the world. Optimism turned to fear, especially after Russia's financial collapse in August, and investors fled any security with perceived risk, sparking an impressive rally in U.S. Treasury bonds. Even the large growth stocks that have led the market's advance for the last several years eventually suffered. However, three interest-rate cuts by the Federal Reserve Board and cuts by more than 50 other central banks around the world between late September and mid November rekindled investors' enthusiasm for stocks in the fourth quarter of the year. Stocks both large and small staged a remarkable turnaround, propelling several major indices to new highs, led by the large technology names. For the year, a small group of large-company growth stocks continued to drive the market's advance. The late-stage rally caused the broad market, as measured by the Standard & Poor's 500 Stock Index, to finish up 28.58%, including reinvested dividends.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is IBM 5.0%, the second is MCI WorldCom 4.5%, the third EMC Corp. 4.3%, the fourth Compaq Computer 4.3% and the fifth Cisco Systems 4.2%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

      With its emphasis on large-company stocks, including technology stocks, John Hancock V.A. Growth Fund performed in line with the market and its peers during the year. For the 12 months ended December 31, 1998, the Fund posted a total return of 24.60% at net asset value, compared to the 24.94% return of the average variable annuity growth fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 21.

A more streamlined portfolio

As the year progressed, we made substantial changes to the Fund's portfolio. We weeded out holdings that were no longer performing in line with our expectations, such as several semiconductor companies, and we sold some issues that had experienced a solid run-up in price. For the most part, the majority of the holdings that we sold were cyclical, energy, industrial and financial companies. The timing of our scaleback proved advantageous, as many holdings were sold during the early summer stock market rally. Thus, the Fund was able

"The Fund remained concentrated in three key sectors of the market..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. Growth Fund. Caption below reads "Fund management team members (l-r): Lisa Welch, Ben Hock, John Golden and Linda Miller."]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

"...targeting only those companies with consistently rising revenues and earnings streams..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 24.60% total return for John Hancock V.A. Growth Fund. The second bar represents the 24.94% total return for Average variable annuity growth fund. A note below the chart reads "The total return for John Hancock V.A. Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

to avoid the worst of August's dramatic downturn. Some notable holdings from which the Fund realized considerable profit upon sale included Coca-Cola, Gillette, Mellon Bank Corp., Chase Manhattan Corp. and First Data Corp. In the fourth quarter, however, we bought back several of the large brokerage stocks, including Merrill Lynch and Bear Stearns, after their valuations had fallen to very attractive levels. We were rewarded, because their stocks rebounded by year end.

      As the result of the consolidation process, the Fund's portfolio now includes a more manageable number of stocks, most of them large-company positions. The Fund remained concentrated in three key sectors of the market that we believe offer significant long-term growth potential and a degree of insulation from the world's widespread financial crises: technology, health care and retail. These choices stem from our quest for companies that are able to consistently produce strong earnings growth. A differentiated product or service, sound management teams and resilience in the face of changing economic conditions are other critical criteria.

      While our sector targets remained the same, we shifted our emphasis somewhat toward the end of the year. We pared back our health-care holdings slightly, taking profits at a time of great strength in that sector, and redeployed the assets into technology. The global dominance of U.S. technology companies and corporate America's ongoing desire to reduce costs and enhance productivity continue to make technology an attractive sector in which to invest. We have focused on the major networking companies -- 3Com and Cisco Systems -- as well as on personal computers. We established a position in PC maker Compaq Computer in the summer when its stock price was depressed over concerns about its purchase of Digital Equipment and about PC demand, concerns we believed unjustified. The stock performed well in the technology-driven fourth-quarter rally. Also falling under the wide technology umbrella are telecommunications companies, where we increased our MCI WorldCom stake and bought Tellabs.

      On the retail front, record low unemployment, rising household incomes and a healthy U.S. economy have served to make consumers more confident in their spending habits. Companies such as Rite Aid, Walgreen, Costco Companies and Wal-Mart are not only benefiting from a favorable U.S. backdrop, but they are also benefiting from the economic slowdown in Asia. The cost of the goods they sell has fallen dramatically as imports have become much cheaper. Additionally, these are domestically oriented, value-focused companies that can be considered somewhat recession-resistant.

A look ahead

Despite the market's volatility in 1998, the backdrop for growth stocks remains favorable. Inflation is dormant, employment is strong and interest rates remain low, under the ever watchful eye of the Federal Reserve Board. This, in turn, serves to inject liquidity into the market, helps keep borrowing costs low and sets the stage for a more profitable environment in which to conduct business. It also suggests that the economy will continue to grow in 1999. That said, it will take more time for the world's economic problems to be resolved. By targeting only those companies with consistently rising revenues and earnings streams, we believe we can position the Fund to weather the challenges that may lie ahead.

                          JOHN HANCOCK V.A. GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                                   ----    ---------
Cumulative Total Returns                          24.60%     33.70%
Average Annual Total Returns(1)                   24.60%     13.22%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 24.27% and 11.94%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth Fund would be worth, assuming all distributions were rein vested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $20,036 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Growth Fund on August 29, 1996 and is equal to $13,370 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Growth and Income Fund

              U.S. stocks end volatile year with double-digit gains

"Our large stakes in telecommunications and finance also helped performance."

For stock investors, 1998 was a roller coaster ride. After climbing sharply early on in the year, U.S. stocks stalled in the second quarter as uncertainties mounted amidst signs of corporate earnings shortfalls. Over the summer, as Asia's financial problems spread to Russia and Latin America, U.S. stocks tumbled 19% in six weeks' time. The Federal Reserve reversed the downslide by cutting short-term interest rates three times during the fall. Stocks soared in the fourth quarter, pushing the Standard & Poor's 500 Stock Index to a surprising 28.58% return for the year, including reinvested dividends.

      In this volatile environment, large-company stocks far outpaced smaller-company names with less predictable earnings. And growth stocks -- those with a history of steady earnings growth -- beat value stocks (or stocks selling for less than their worth). With John Hancock V.A. Growth and Income Fund's focus on large-company value stocks, we were able to participate in much of the market's gains. The Fund, which opened on January 6, 1998, returned 21.39% at net asset value for the year ended December 31, 1998. This was ahead of the average variable annuity growth and income fund, which returned 16.37% for the same period, according to Lipper Analytical Services, Inc. Additional

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Ace, Ltd. 5.8%, the second is Total Renal Care Holdings 5.1%, the third Mattel, Inc. 4.2%, the fourth Fuji JGB 4.0% and the fifth Commonwealth Telephone Enterprises 3.9%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

performance information can be found on page 24. The Fund's sizable cash levels during the market downturn allowed us to buy the stock of world-class companies at bargain prices. This helped performance, as did our strategy of concentrating assets in our top names. Our below-average stake in top-performing growth stocks -- especially in the technology sector -- caused us, however, to lag the overall market.

Bargains boost performance

The market downturn gave us a terrific buying opportunity. Many of our top investments were either new to the Fund during the past six months or represented significant additions to our existing stakes. Our largest investment was in insurance stocks, which suffered from soft pricing. Given its strong long-term outlook, however, we felt confident adding to Ace, Ltd., the Bermuda-based reinsurer. The stock made a strong comeback and by year end was our largest holding. In the medical sector, we added shares of American Home Products -- a well-run drug company with strong brand recog-

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. Growth and Income Fund. Caption below reads "Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "From January 6, 1998 to December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 21.39% total return for John Hancock V.A. Growth and Income Fund. The second bar represents the 16.37% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Growth and Income Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for additional performance information.
--------------------------------------------------------------------------------

nition for products like Robitussin cough syrup. A new purchase was Total Renal Care Holdings, a leading provider of dialysis services worldwide that stands to benefit as demand increases. The stock has appreciated nicely since we bought it.

      Our large stakes in telecommunications and finance also helped performance. We bought shares of AT&T, the leading provider worldwide of long distance telephone services, at a very attractive price. New management is leveraging AT&T's brand name to expand its share in high-growth businesses like wireless services. This strategy combined with cost cutting has helped fuel the stock's recent rise. We also did well buying Commonwealth Telephone Enterprises, a telephone company in Eastern Pennsylvania that services mainly rural areas, has lots of free cash flow, a shareholder-friendly management team and great opportunities to add incremental services at low costs. In the finance sector, we bought the preferred stock of Fuji JGB -- one of Japan's six largest banks -- when turmoil in international financial markets had beaten it down. We believe in the long-term prospects of the bank, which has remained fundamentally sound despite the country's banking problems. By buying its preferred rather than its common stock, we have a more secure position in the bank's capital structure.

      Some of our biggest disappointments came from the energy sector, where stocks did poorly as oil prices reached a 12-year low. Triton Energy, a former top holding, faced added problems when it went up for sale and found no qualified buyers. During the second half, its stock slid to new lows. Selected stocks in other sectors also turned in weak results. Computer Associates International, the world's second largest software company, saw its stock fall 50% as overseas events hurt clients' business prospects, causing them to cut back on software spending. Banking stocks like TCF Financial Corp. also faced difficulties as industry consolidation slowed and interest rates fell. Although we held on to these and other names with strong long-term outlooks, we decided to take profits in stocks like Lucent Technologies, whose price had more than doubled and in our view fully reflected the company's worth.

More volatility and opportunities ahead

Going forward, we're optimistic. Continued low interest rates, low inflation and moderate economic growth bode well for stocks in 1999. Continued volatility is also a plus, because it gives us more opportunities to buy shares in businesses with good long-term prospects when their prices are cheap. With prices on large-company growth stocks at or near their highs, it may also be time for value stocks -- and our strategy -- to shine. In this environment, selectivity will be more important than ever. We'll continue to add companies like Masco, a building supplier with consistent returns which investors have misread as a company whose fortunes move in tandem with the economy. We'll also look for companies where a catalyst has the potential to unleash the stock's full potential. Recent examples include Netscape, which took off once the America Online buyout went through, and Mattel, a leading toy manufacturer with improving prospects from its recent acquisition of The Learning Company. We believe long-term investments like these will enable us to continue meeting our goal of delivering above-average returns with below-average risk.

"Continued volatility is also a plus, because it gives us more opportunities to buy..."

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                     SINCE
                                                   INCEPTION
                                                    (1/6/98)
                                                   ---------
Cumulative Total Returns                             21.39%
Average Annual Total Returns(1)                      21.39%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 21.21%.
(2)   Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth and Income Fund would be worth, assuming all distributions were rein vested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Growth and Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $12,860 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Growth and Income Fund on January 6, 1998 and is equal to $12,139 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================
            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM

                   John Hancock V.A. Independence Equity Fund

     Another year of double-digit stock returns, amid heightened volatility

The stock market experienced another year of upward progress with increased volatility. In the beginning of 1998, the combination of strong growth in the U.S. economy, low inflation and low interest rates helped calm the fears of investors who worried that the Asian financial crisis might spread to this country. Although the economy did slow from its torrid first-quarter pace of over 5%, growth remained robust enough to help both the Dow Jones Industrial Average and the Standard and Poor's 500 Stock Index notch a series of new all-time highs in the first half of the year.

      In the third quarter, however, the market's advance was thwarted by a confluence of negative events. The Asian crisis manifested itself in the form of downwardly revised earnings estimates for most companies with Asian exposure, while the overall pace of economic growth in the U.S. continued to slow. In addition, Russia's abrupt devaluation of its currency and default on its foreign debt took investors by surprise, causing distortions in the debt markets that spilled over into the stock market. The result was a nearly 20% plunge in the S&P 500, with comparable slides in the other averages.

      In the fourth quarter, the stock market staged a strong comeback, aided by solid economic fundamentals that included three cuts in short-term

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 3.5%, the second is General Electric 2.8%, the third MCI WorldCom 2.6%, the fourth TYCO International 2.1% and the fifth IBM 2.1%.
A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

interest rates by the Federal Reserve Board. With the late-year rebound, the S&P 500 posted a total return of 28.58%, including reinvested dividends, although much of that advance came from a relatively small group of large-company stocks. John Hancock V.A. Independence Equity Fund ably kept pace with the Index, returning 28.42% at net asset value for the 12 months ended December 31, 1998. By comparison, the average variable annuity growth and income fund returned 16.37%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 27.

      The Fund's disciplined investment strategy of buying reasonably valued stocks of companies with improving fundamentals proved its mettle, especially during the most recent period of volatility. Early in 1998, we took a close look at all of the Fund's multinational holdings and revalued most of them based on the reduced earnings we foresaw for those companies over the near term due to weak Asian demand. This analysis led us to underweight multinational companies, a strategy which not only boosted performance during the advancing markets of the first, second and fourth quarters,

"Consumer stocks and telecommunications were two of the stronger sectors..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. Independence Equity Fund. Caption below reads "Fund management team members (l-r): Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf."]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

"Our dual emphasis on value and growth has proven its worth..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 28.42% total return for John Hancock V.A. Independence Equity Fund. The second bar represents the 16.37% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

but also helped to cushion the Fund during the third-quarter downdraft.

Telecommunications, consumer stocks

Consumer stocks and telecommunications were two of the stronger sectors for the Fund in 1998. The buoyant economy, low unemployment and increased wages prompted strong consumer spending in 1998. Retailers in particular were standouts, including Lowe's, Home Depot and Staples. Another top performer was Avon Products, which was boosted by a growing sales force and tighter inventory controls.

      In telecommunications, MCI WorldCom maintained its pattern of strong sales and earnings growth due in large part to a worldwide network allowing state-of-the-art data transmission. Data transmission, not voice transmission, is the fastest-growing line of business for telecommunications network providers. Lucent Technologies and Tellabs, two stocks that made a positive contributions to the Fund's performance, benefited from continued growth in spending on telecommunications equipment by the regional Bell operating companies domestically and by their counterparts abroad.

Apparel and energy service lag

On the negative side of the ledger, apparel companies suffered because of increased competition from Asia, where depreciated currencies made these countries' goods cheaper in the U.S. Another negative influence was excess inventory of some clothing lines. These problems affected Liz Claiborne, which we sold, and Jones Apparel Group, as well as Warnaco Group, a fabric maker and licensee of certain Calvin Klein products.

      In the energy sector, the Fund's holdings were concentrated in the energy service industry. Energy service stocks were hurt primarily by weak oil prices. However, two announced mergers of large integrated oil companies -- pairing British Petroleum with Amoco and Mobil with Exxon -- also raised the possi bility of overall lower capital spending for drilling services from companies like Baker Hughes and Rowan Drilling. As a result, we sold both of these companies after analysts cut back their earnings estimates for stocks in the group.

Outlook

We look for the economy to continue to slow further -- although not enough to bring on a recession -- with inflation and interest rates remaining low. The sectors that have done well in the past few years should, in our opinion, continue to lead the stock market modestly higher -- technology, telecommunications, health care and financial services. Regardless of the sector, we will continue to apply our strategy of buying companies whose stock prices are attractive and whose business prospects are improving. Our dual emphasis on value and growth has proven its worth in a variety of market environments, and we look for that trend to continue as 1999 unfolds.

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                                   ----    ---------
Cumulative Total Returns                          28.42%     87.59%
Average Annual Total Returns(1)                   28.42%     30.85%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. For the fiscal year ended December 31, 1998, the Fund's expenses did not exceed 0.25% (not including the management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 30.10%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $20,036 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Independence Equity Fund on August 29, 1996 and is equal to $18,759 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

       BY JOHN F. SNYDER, III, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

     "Dividend performer" stocks hold up well in the face of global turmoil

"Retailers...were our biggest winners in 1998."

As of December 31, 1998, the Fund's trustees have approved the termination of the Fund's subadviser, Sovereign Asset Management Corporation. This termination will not change the Fund's portfolio management team. John F. Snyder, III, and Barry H. Evans, CFA, are presently officers of John Hancock Advisers, Inc.

Volatility is what investors will probably remember most about 1998, as the year was filled with many heart-wrenching ups and downs. During the first half of the year, investors worried that troubled overseas economies -- particularly in Southeast Asia, Russia and Latin America -- would lead to a global economic slowdown. In fact, by the end of August, it looked as if U.S. stocks were headed for a bear market, having fallen nearly 20% from their mid-July highs. But then, the Federal Reserve stepped in with a series of interest-rate cuts. The change in fiscal policy propelled stock-market averages to a record-setting fourth consecutive year of double-digit gains. The broad market, as measured by the Standard & Poor's 500 Stock Index, posted a return of 28.58%, including reinvested dividends.

      It's important to point out, however, that only a handful of stocks drove the strong stock gains in 1998. Technology stocks were the market's best-performing sector, powered by a few high flying names such as Microsoft, Intel and Dell. The one thing that

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is UNUM Corp. 4.1%, the second is Albertson's, Inc. 3.7%, the third Dayton Hudson 3.0%, the fourth Interpublic Group 2.7% and the fifth SYSCO Corp. 2.7%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

this year's small group of big winners had in common was extremely high valuations. Those stocks with reasonable valuations and solid fundamentals were, for the most part, left behind in this year's market rally.

Performance scorecard

John Hancock V.A. Sovereign Investors Fund turned in solid performance for the year that was in line with its peers. For the 12 months ended December 31, 1998, the Fund returned 16.88% at net asset value. By comparison, the average variable annuity equity income fund returned 16.75% for the same period, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 30.

      Retailers -- such as Wal-Mart, Home Depot and Dayton Hudson -- were our biggest winners in 1998. Despite worries of an economic slowdown, consumer spending remained particularly strong throughout the year, thanks to high employment levels and strong wage growth. Although strong consumer spending certainly buoyed Wal-Mart, Home Depot and Dayton Hudson, what really drove their performance was their dominant market positions. Home Depot, for example, has

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. Sovereign Investors Fund. Caption below reads "Fund portfolio managers John Snyder (l) and Barry Evans (R)."]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 16.88% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the 16.75% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

been able to gain market share from struggling competitors. Dayton Hudson has also grown market share with the aggressive expansion of its mass merchandise chain, Target.

      By the same token, the Fund's performance was also impacted by what we didn't own in the portfolio, namely technology stocks. As we've explained before, most technology stocks simply don't meet our investment criteria. We focus on companies that have increased their dividends consistently for at least the past 10 years. We call these companies "dividend performers," and most technology stocks aren't in this category.

A look at new holdings

Companies that make up the "dividend performers" universe have one thing in common. They dominate the markets in which they compete. That is particularly important if the economy slows in 1999 and it becomes more difficult for companies with poor fundamentals to show attractive sales and earnings growth. Dominant companies, however, should have the ability to gain market share, control pricing, expand into new markets and acquire new lines of business. As we looked for new investment opportunities in 1998, we continued to focus on those dominant companies that will be winners in a slowing economy. Below are some examples.

      American International Group (AIG). We've added significantly to our position in this worldwide property/casualty insurance leader. This is a perfect example of a dominant industry leader that has been able to gain market share from weaker competitors. With all of the financial turmoil in the Asian economies, AIG is one of the few AAA-rated insurance companies left. As a result, it has been able to grab tremendous market share in the wake of Asia's financial restructuring.

      Albertson's. We've recently added this supermarket chain to the portfolio. With the supermarket industry in the midst of consolidation, the larger, more dominant players such as Albertson's are likely to be the big winners as smaller chains are swallowed up. In fact, the company's recent acquisition of American Stores should help improve its profitability and pricing power.

      Masco. This manufacturer of home-building and home-improvement products is one of Home Depot's largest and most favored suppliers. Needless to say, Masco has benefited tremendously from the strong growth of the world's largest home-improvement retailer.

Outlook

Looking ahead to 1999, we expect the U.S. economy to be more sluggish. Although the worst seems to be over in Southeast Asia and Japan, we don't expect those economies to make a quick recovery in 1999. As a result, lackluster demand from overseas is likely to continue to put pressure on the earnings of American multinationals. It's also hard to imagine that consumers will be able to maintain the same high levels of spending in 1999, and that could impact top-line earnings growth. And finally, with inflation likely to remain tame, pricing power will continue to diminish for corporations. In this environment, increases in corporate earnings will be much harder to come by.

      As for stocks, we expect the market to broaden out in 1999. With this year's robust market gains limited to such a small group of stocks, the opportunity lies in those companies with more reasonable valuations and solid fundamentals that lagged the market in 1998. The key will be to invest in companies with bulletproof earnings that won't disappoint investors.

"As for stocks, we expect the market to broaden out in 1999."

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                                   ----    ---------
Cumulative Total Returns                          16.88%     62.57%
Average Annual Total Returns(1)                   16.88%     23.08%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. For the fiscal year ended December 31,1998, the Fund's expenses did not exceed 0.25% (not including the management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 22.54%.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were rein vested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $20,036 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $16,257 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                BY BARRY H. EVANS, CFA, AND ROGER HAMILTON, CFA,
                          FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

       Technology leads S&P 500 Index to unexpectedly strong gains in 1998

"...smaller companies... seriously lagged their bigger-company counterparts."


The S&P 500 Stock Index astounded many investors in 1998 by posting double-digit gains for an unprecedented fourth consecutive year, although its advance was generated almost exclusively by a handful of large -- and most often technology -- companies. For the year ended December 31, 1998, the S&P 500 Stock Index returned 28.58%, including reinvested dividends. The Index made steady upward progress through July against a backdrop of low inflation, a strong U.S. economy and relatively healthy corporate earnings in the face of a weakening global economy. In early August, however, the stock market began what amounted to a serious, albeit short-lived, correction. Investors, already worried about sagging Asian economies' dragging down the earnings growth of American multinational corporations and a possible recession in the U.S., added Russia's effective debt default to their growing list of concerns. By month's end, the Index had suffered major losses, wiping out most of its year-to-date gains. The market hit subsequent lows through early October before gathering another head of steam. Three interest-rate cuts by the Federal Reserve designed to pre-empt a recession provided the catalyst for a remarkable rebound in the S&P through year end. Investors apparently became

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 3.2%, the second is General Electric 3.1%, the third Intel 1.9%, the fourth Wal-Mart 1.7% and the fifth Exxon 1.7%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

convinced that the Federal Reserve would take the necessary steps to avert an economic meltdown.

      But the S&P 500's record-setting 1998 results mask the pain felt by smaller, less prominent companies. Because their earnings are less predictable, and more cyclical -- or vulnerable to the swings in economic growth -- smaller companies within the S&P 500 Index seriously lagged their bigger-company counterparts.

Performance and strategy review

For the year ended December 31, 1998, John Hancock V.A. 500 Index Fund had a total return of 28.44% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of 28.25%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 33.

      Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. 500 Index Fund. Caption below reads "Barry Evans (l) and Roger Hamilton(R)."]
--------------------------------------------------------------------------------

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

"...we'd be surprised if stock gains in 1999 rivaled those of 1998."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 28.44% total return for John Hancock V.A. 500 Index
Fund. The second bar represents the 28.25% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable S&P 500 Index objective fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

transaction costs at a minimum. When we get new money that cannot immediately be deployed into Index components, we buy S&P 500 Stock Index futures. They allow us to participate in the Index's performance without incurring the transaction costs of buying stocks.

Technology leads

One factor leading to the technology sector's stellar performance was the rapid rise of the Internet. Even though Internet companies were not added to the S&P 500 until the very end of 1998, they provided an important psychological boost for the tech sector, based on the belief that makers of hardware and software would benefit from the surge in Internet demand.

      Topping the Index's best performers was Dell Computer, which led the way in direct sales of personal computers and posted gains of nearly 250% for the year. The number two and three spots went to Apple Computer, which gained 211% and enjoyed a stunning comeback thanks to its popular I-Mac machine, and computer storage maker EMC Corp., which advanced roughly 210% during the year. Lucent Technologies came in fourth, with gains of 175%. Occupying the number five spot was Cisco Systems (up nearly 150%), which provides network hardware that is critical to the Internet, while Sun Microsystems (up 114%) formed an alliance with leading Internet provider America Online. Other strong technology stocks included Unisys and Novell, which posted gains of 148% and 141%, respectively. Chip maker Intel gained 63% while computer make Compaq Computer surged 49%. Technology companies such as Microsoft, whose earnings growth never slowed, also were handsomely rewarded.

      Only a few non-technology names were included in the Index's 15 top performers for 1998. Gap, Inc.'s aggressive expansion across the world and MCI WorldCom's cost cutting and rapid growth helped boost both stocks roughly 137%. Office-supply chain Staples and home building chain Lowe's also posted gains in excess of 110%. As a group, drug stocks -- such as Pfizer and Warner-Lambert -- performed relatively well as investors sought out their predictable earnings growth.

      Oil companies -- including Baker Hughes and Union Pacific Resources Group -- were among the Index's worst performers, suffering from a devastating plunge in oil prices. Other big disappoint ments included Harnischfeger Industries, IKON Office Solutions, Venator Group and Rowan, which suffered losses mostly due to company-specific problems.

Outlook

We're cautiously optimistic about stocks in 1999. We believe that interest rates -- which provided much of the fuel for 1998's gains -- will continue to remain low and corporate profitability will remain relatively healthy as a result. Plus, the U.S. dollar has weakened, which should help U.S. companies that sell goods and services overseas. Furthermore, although we think that the U.S. economy may weaken somewhat, it will still continue to grow. That said, we'd be surprised if stock gains in 1999 rivaled those of 1998. In addition, we believe that some of the market's recent high-flyers may be due for a breather. No matter what the market's performance, our goal will be to continue to closely track the performance of the S&P 500 Index.

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                                   ----    ---------
Cumulative Total Returns                          28.44%     85.54%
Average Annual Total Returns(1)                   28.44%     30.24%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 28.12% and 29.93%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $20,036 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $18,554 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 V.A. Bond Fund

               Though volatile world markets made it tough going,
                           Fund posts attractive gains

"...we became more defensive."

On October 1, 1998, the Fund's name was changed from John Hancock V.A. Sovereign Bond Fund to John Hancock V.A. Bond Fund. The change affects the name only and in no way alters the Fund's original investment strategy.

A spate of unsettling economic, political and financial events around the world created bouts of intense volatility in stock and bond markets during 1998. Japan's ongoing banking crisis, rioting in Indonesia, Latin America's deepening woes and Russia's financial meltdown proved to be a few of the more wellknown catalysts of capital losses. The bailout of several highly leveraged hedge funds seemed the icing on the cake. Investor sentiment played no small part either in exacerbating market downturns. Indeed, not since 1987 have the broad markets been so affected by how investors felt about their money and their speculations on international and domestic affairs.

      Through careful security selection and some timely maneuvers between different types of bonds, John Hancock V.A. Bond Fund closed fiscal 1998 with solid results. For the 12 months ended December 31, 1998, the Fund returned a total of 9.41% at net asset value. This compares favorably with the 8.07% return of the average variable

--------------------------------------------------------------------------------
[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): U.S. Government & Agencies 55%, Foreign Governments 1%, Short-Term Investments & Other 5% and Corporate Bonds 39%. A note below the chart reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

annuity corporate debt A-rated fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 36.

No place to hide

Very few equity and fixed-income sectors were spared the mass exodus as investors worldwide rushed to the relative safety of U.S. government-guaranteed Treasury securities. What began very early in the year as a trickle of money out of securities carrying even the slightest degree of risk turned into a veritable deluge of assets pouring into the U.S. Treasury market by midsummer. This, in turn, pushed up Treasury prices across the maturity spectrum and depressed yields to levels last witnessed in the early to mid-1960s. By year's end, long-term Treasury bonds posted gains of roughly 20%.

      High-quality corporate bonds, high-yield debt and emerging-market issues experienced severe routs. Emerging-market bonds suffered the most volatility, while high-yield and investment-grade corporate bond prices retreated back to 1989-90 recession

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A. Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
--------------------------------------------------------------------------------

================================================================================

                           JOHN HANCOCK V.A. BOND FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 9.41% Total return for John Hancock V.A. Bond Fund. The second bar represents the 8.07% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

levels. By fall, the supply of new corporate issues ground to a halt and demand for existing bonds vanished. Mortgage-backed and asset-backed securities were other sectors that suffered.

      By the final quarter of 1998, relative stability seemed to have returned to the markets as investors' fears over a global doomsday subsided. The Federal Reserve Board's three interest-rate cuts in just seven weeks' time reassured investors that the Board remains committed to maintaining healthy economic growth at home as well as global liquidity.

Defensive orientation takes hold

Shortly into the fiscal period, we became more defensive. We upgraded our credit exposure within the corporate sector and stayed away from cyclical issues such as paper, steel, oil, gas and capital goods. We also steered clear of most emerging-market debt, which bore the brunt of investors' flight to quality.

      Early in the summer, we cut back the Fund's exposure to high-yield and investment-grade corpo rate bonds, redeploying assets into Treasury securities -- a substantial weighting in the Fund's portfolio already. The increased exposure gave the portfolio somewhat of a booster shot, helping it to further participate in the Treasury market's historic run-up.

      By mid-fall, when markets had begun to calm down, liquidity returned. High-yield and investment-grade bonds began to recover some lost ground. With valuations having dropped to such historically low levels, higher-quality companies were able to bring new issues to the market at extraordinarily cheap prices. We took the opportunity to add several high-grade names to the Fund, including IBM and Ford Motor Credit. We continued to do so throughout December. We also favored industries that either exhibit strong growth characteristics for any environ ment, such as telecommunications and media holdings, or those that enjoy steady demand through all market cycles, such as utility and healthcare names.

      One strategy that proved to hinder, rather than help, performance was our slight increase in the Fund's mortgage-backed and asset-backed allocations. These securities also experienced downward pressure.

Duration and yield curve strategies

Throughout the year, we kept the Fund's duration relatively neutral. Duration is a mathematical measurement of a fund's sensitivity to interest rate changes. Typically, the longer the duration the more dramatic the price swings are when interest rates change. Part of our conservative approach was to keep the Fund's average duration in line with its benchmark.

      We also focused on intermediate-term government securities in the middle part of the yield curve. This type of structure historically works well when the difference between short- and long-term Treasury securities widens, an occurrence known as a steepening yield curve. Although the yield curve continued to flatten rather than steepen for much of the year, we held steady in our positioning. We were rewarded in the fall when the market began to anticipate a Fed rate cut and the yield curve steepened.

A look ahead

We enter fiscal 1999 with a positive outlook, not only for the broad fixed-income market, but also for the corporate arena. The underlying fundamentals of the U.S. economy remain strong, and that bodes well for a continued fixed-income recovery. We remain on guard, however, about the international situation and shall monitor events closely. We are also selectively looking at opportunities to shorten the Fund's duration slightly, aware of the possibility that further volatility may exist.

"We enter fiscal 1999 with a positive outlook..."

================================================================================

                           JOHN HANCOCK V.A. BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (8/29/96)
                                                  ----    ---------
Cumulative Total Returns                          9.41%     24.88%
Average Annual Total Returns(1)                   9.41%      9.96%

                                      YIELD

For the period ended December 31, 1998

                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------
John Hancock V.A. Bond Fund                               5.17%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 8.82% and 8.46%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $12,488 as of December 31, 1998. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $12,282 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY FREDERICK L. CAVANAUGH, JR. AND ARTHUR N. CALAVRITINOS, CFA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                           V.A. Strategic Income Fund

                      U.S. Treasuries lead global bond pack

Amid falling interest rates, low inflation and a flight to quality, U.S. Treasury bonds gathered steam mid-year and ended up outpacing most other types of foreign and domestic bonds in 1998. In the first half, though, the reverse was true. Investors' growing appetite for yield helped high-yield corporate bonds outpace Treasuries. But the corporate market experienced a rather severe sell-off in August, sparked by the devaluation of the Russian ruble and growing worries about a global recession and its potential effect on corporate health. In its concerted campaign to avert economic disaster both at home and abroad, the Federal Reserve Board cut interest rates on three separate occasions in the fall. In response to those moves and the rapidly increasing demand for the highest-quality bonds, the yield on the benchmark 30-year U.S. Treasury bond -- which moves in the opposite direction of its price -- tumbled to 5.09% by year end, from 5.92% at year-end 1997. Although the high-yield market regained its footing in November, its gains through the end of the year weren't enough to wipe out its previous losses.

      Beyond the U.S., there was both good and bad news. Western European bonds benefited from stronger demand that stemmed from the same factors that prompted the U.S. Treasury rally.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Telecommunications 30%, the second is U.S. Government 23%, the third Media 7%, the fourth Foreign Governments 7% and the fifth Leisure 6%.
A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

Emerging-market bonds, on the other hand, remained under severe pressure for nearly the entire year, as investors headed for the exits in Asia, Latin America and Eastern Europe. Japan's inability to make reforms to pull the region out of its worst recession since World War II caused emerging Asian markets to continue their slide. Meanwhile, growing fears that Brazil -- Latin America's largest economy -- would devalue its currency plagued markets in that region.

Performance and strategy overview

For the year ended December 31, 1998, John Hancock V.A. Strategic Income Fund posted a total return of 4.92% at net asset value, surpassing the 4.82% return of the average variable annuity general bond fund, according to Lipper Analytical Services, Inc. For historical performance information, please see page 39.

      Our increased stake in high-quality bonds was the main reason for our slight outperformance.

"Our increased stake in high-quality bonds was the main reason for our slight outperformance."

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A. Strategic Income Fund. Caption below reads "Fund management team members (l-r): Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi."]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

"...we are content to stick with high-quality bonds from the U.S., the U.K. and Canada."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.92% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the 4.82% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

We improved the Fund's overall credit quality primarily by upping our holdings in U.S. Treasury bonds, which grew to 23% of investments at the end of the period, up from 14% at the beginning of 1998.

      Outside of U.S. government securities, we increased our holdings in government bonds issued by Canada and the United Kingdom. Both high-quality markets offered attractive yields in excess of U.S. Treasuries, as well as the potential for price gains to be generated from expected interest-rate cuts. Although we missed out on some of the strong performance of high-quality Western European markets, we avoided them because of their relatively low yields and the uncertainty over how the introduction of a single European currency in 1999 would affect the fiscal and monetary policies of participants. Our purchase of high-quality investments coincided with our sale of lower-quality securities. Growing uncertainty about the prospects for emerging markets prompted us to pare back our already small holdings in those markets to less than 1% of the Fund's net assets at the end of the period.

      In light of evidence that the economy is poised to slow, we increasingly emphasized sectors that we believe can continue to grow even if the economy weakens somewhat. We think telecommunications companies, for example, are powered more by technological advancements and demand for new products and services than they are by economic conditions. Telecommunications companies -- along with the high-growth media and cable sectors -- were responsible for some of our best performances. Nextel Communications, a combination cellular/paging/dispatch company, was a consistently strong performer throughout the year thanks to continued strong subscriber growth. Other good performers included billboard company Outdoor Systems, which benefited from strong advertising spending, and hotel/casino operator Sun International Hotels, which was helped by strong consumer spending on leisure activities. The high-yield sector also was responsible for some of our biggest individual disappointments during the year. Teligent, Inc., which intends to provide video telecommunications primarily to small- and mid-sized companies, suffered when its third-quarter results failed to meet expectations. In fitting with our view that the economy could slow, we avoided economically sensitive areas of the high-yield market -- such as paper, steel and other commodity-based companies.

Outlook

We're feeling better about high-yield corporate bonds, in part because they showed signs of renewed strength by the end of last year. Furthermore, we believe interest rates could continue to fall as the Federal Reserve sticks to a tack of stimulating both the U.S. and world economies. Of course, lower interest rates are generally positive for high-yield companies because much of their expenses are tied to paying the interest on their borrowings. As for our government holdings, we are content to stick with high-quality bonds from the U.S., the U.K. and Canada. Most European bonds remain unattractive given that their yields are lower than those generated by U.S. government bonds. The lone exception is the U.K., where yields are higher than those found here at home. Furthermore, we think the U.K. will cut interest rates in response to its slowing economy and in order to keep pace with declining rates in the rest of Western Europe and the U.S.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (8/29/96)
                                                  ----    ---------
Cumulative Total Returns                          4.92%     24.83%
Average Annual Total Returns(1)                   4.92%      9.94%

                                      YIELD

For the period ended December 31, 1998

                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------
John Hancock V.A. Strategic Income Fund                   7.81%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 4.84% and 9.48%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. govern ment bonds, U.S. corporate bonds, and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $12,572 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $12,483 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================
         BY ARTHUR N. CALAVRITINOS, CFA, FREDERICK L. CAVANAUGH, JR. AND
                     JANET L. CLAY, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                            V.A. High Yield Bond Fund

      High-yield bonds hit by flight to safety from global economic turmoil

"We made several defensive moves in response to the turmoil."

High-yield bonds suffered through major bouts of volatility in 1998 and ended the year lagging higher-quality corporate and government bonds. The culprit was growing economic uncertainty around the world which caused investors to shift sentiments from early-year optimism to caution. In August, Russia's debt default and currency devaluation sent investors on a global flight from financial risk, causing safe-haven U.S. Treasury bond prices to surge. Many large institutional investors made the problem worse when they sold out of all their emerging-market debt to meet lenders' collateral demands, causing almost a total dry-up in liquidity. Both stocks and bonds suffered the meltdown in varying degrees, depending on their quality. High-yield bonds were hurt more than investment-grade issues, given their lower credit ratings. With Asia's troubles prompting fears of economic slowdowns and lower corporate profit growth worldwide, industrial cyclical companies, those whose earnings are more affected by changes in the economy -- like paper, steel and energy concerns -- were hit particularly hard. Bonds issued by emerging- market countries fared by far the worst.

      In October, financial markets calmed down, and with the Federal Reserve's three interest-rate cuts, the stock market made a remarkable recovery, with

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Holdings." The first listing is P&L Coal Holdings 2.5%, the second is Waste Systems International 2.4%, the third Stone Container Corp. 1.9%, the fourth Nextel Communications 1.8% and the fifth Gaylord Container Corp. 1.7%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

the broad market, as measured by the Standard & Poor's 500 Stock Index returning 28.58%, including reinvested dividends, for the year. High-yield bonds, which often perform more like stocks than bonds, rebounded to a far lesser degree, as liquidity concerns continued to plague the group. For the year ended December 31, 1998, high-yield bonds, as measured by the Lehman Brothers High-Yield Bond Index, returned 1.87%.

Performance review

While it was a difficult period for all high-yield bond funds, it was particularly so for John Hancock V.A. High Yield Bond Fund, which lagged its peers. From its inception on January 6, 1998 to December 31, 1998, the Fund posted a total return of -9.80%, compared to the 0.10% return of the average variable annuity high current yield fund, according to Lipper Analytical Services, Inc. Additional performance information can be found on page 42.

      As the Fund built its assets during its first year, higher-than-usual levels of cash served as both

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock V.A. High Yield Bond Fund. Caption below reads "Fund management team members (l-r): Arthur Calavritinos, Fred Cavanaugh, Lee Crockett, Carolee Bongiovi and Janet Clay."]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "From January 6, 1998 to December 31, 1998." The chart is scaled in increments of 5% with -10% at the bottom and 10% at the top. The first bar represents the -9.80% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the 0.10% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper Analytical Services, Inc. See the following page for additional performance information.
--------------------------------------------------------------------------------

a positive and a negative influence on performance. Earlier in the year when high-yield bonds were stronger, a high cash level held us back, but later it helped cushion the declines of the tumultuous third quarter. Our investments in emerging-market debt and commodities-based industrial cyclical companies -- both their bonds and stocks (to a limited degree, as allowed by prospectus) -- also detracted from our performance. In a year where quality was key, we were also hurt by our focus on lower- quality high-yield bonds rated B and CCC. In addition, two of our larger holdings -- Northwest Airlines and Canadian paper company Abitibi-Consolidated -- struggled with major labor strikes.

Industrials stay; telecommunications grows

We made several defensive moves in response to the turmoil. We opportunistically pared some of our lesser-quality emerging-market issues, cutting our stake from 12% six months ago to 5% at year end. We also kept our cash position higher in the third quarter. Otherwise, we held on to our core holdings and kept a long-term perspective. We also are sticking to our value approach to investing -- buying and owning companies whose asset values are not truly reflected in their stock or bond prices. Often, these companies tend to be found among the cyclical industries that were out of favor this year, such as paper and steel. We're keeping them, however, not only because of their compelling valuations, but also because we believe their fundamentals and future prospects remain solid, given the catalyst of industry consolidation. One example was Stone Container, which did well following its merger with Jefferson Smurfit. As for steel, we established a position in Weirton Steel after it was hurt by this year's sharp drop in commodities prices to near-historic lows, because we believe the market overreacted. We also believe Weirton's business prospects are not as susceptible as other steel companies' to the vagaries of commodities prices, because the company is the U.S. leader in producing tin plate, which is used by the food industry, a less cyclical group.

      Over the last six months, we also upped our stake in telecommunications companies from 7% to 16% of the Fund. We especially added companies involved with transmitting data, since the Internet has reflected a proven, growing market for the service.

Outlook

We're guardedly optimistic about the prospects for high-yield bonds in 1999. After a sell-off that brought their prices down to levels not seen in 10 years, high-yield bonds represent a compelling buying opportunity. Investors clamoring for yield in a falling interest-rate environment have already begun to notice. The Fed's calming moves should also keep the economy growing, albeit at a slower rate, and we may even see some signs of growth in Asia in 1999. That's not to say we won't see more high-yield companies missing their earnings targets. Investors should also use the last year as a reminder that high-yield bonds are at the aggressive end of the fixed-income spectrum and require a higher level of risk tolerance. As always, we will continue to look for companies we can buy at attractive prices and hold on to in pursuit of both high current income and price appreciation.

"We're guardedly optimistic about the prospects for high-yield bonds..."

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

See the Fund's prospectus for a detailed list of the risks of investing in high-yield bonds.

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/6/98)
                                                    ---------
Cumulative Total Returns                             (9.80%)
Average Annual Total Returns(1)                      (9.80%)(2)

                                      YIELD

For the period ended December 31, 1998

                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------
John Hancock V.A. High Yield Bond Fund                    12.23%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been (10.10%).
(2)   Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index--an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,160 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $9,020 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

            BY ANTHONY A. GOODCHILD, FREDERICK L. CAVANAUGH, JR. AND
                      JAMES K. HO, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

             Flight to quality boosts U.S. and European bond markets

Recently, Frederick Cavanaugh and James Ho joined Anthony Goodchild on the management team of John Hancock V.A. World Bond Fund. Messrs. Cavanaugh, senior vice president, and Ho, executive vice president, are both managers of other John Hancock global and domestic fixed-income funds.

U.S. and European bonds outpaced most other world bond markets during 1998, thanks to a heady combination of low inflation, falling interest rates and growing demand that stemmed from a global flight to quality. U.S. Treasuries posted some of their biggest gains on record, with the benchmark 30-year Treasury returning an amazing 17.1% during the year. Western European securities surprised many onlookers by rivaling U.S. Treasury gains in spite of many unanswered questions involving the move toward a unified European currency. The Japanese bond market, meanwhile, was buffeted by concerns that Japan would be unable to enact the required banking and structural reforms necessary to draw itself and the rest of Asia out of a worsening recession. Southeast Asian emerging markets remained weak throughout the year, dragged lower by ongoing concerns about their

--------------------------------------------------------------------------------
[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Canada 4%, Latin America 5%, Short-Term Investments & Other 10%, Germany 11%, United Kingdom 20% and United States 50%. A note below the chart reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

weakening economies and embattled currencies. Hopes that emerging markets could improve diminished when Russia allowed the ruble to go into free fall, causing renewed skepticism and massive selling of all types of riskier bonds. Although they exhibited occasional bouts of strength, Latin American markets ended the year in bad shape. Investor confidence in the region was severely eroded when Brazil, the region's largest economy, was unable to implement crucial steps that would stabilize its currency and avoid an economic downturn.

Performance and strategy review

For the 12 months ended December 31, 1998, John Hancock V.A. World Bond Fund posted a total return of 6.76% at net asset value, outpacing the 5.15% return of the average variable annuity global income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 45.

"...relatively large stake in high-quality U.S. and European government bonds..."

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A. World Bond Fund. Caption below reads "Portfolio managers (l-r): Fred Cavanaugh, Tony Goodchild and Jim Ho."]
--------------------------------------------------------------------------------

                        JOHN HANCOCK V.A. WORLD BOND FUND

"Our outlook calls for slower growth in Europe..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.76% Total return for John Hancock V.A. World Bond Fund. The second bar represents the 5.15% total return for Average variable annuity global income fund. A note below the chart reads "The total return for John Hancock V.A. World Bond Fund is at net asset value with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

      Our relatively large stake in high-quality U.S. and European government bonds and our reduction in emerging-market investments were the main reasons for the Fund's outperformance. Among our U.S. government holdings -- which totaled about 42% of net assets at the end of the period -- we focused on Treasuries and mortgage-backed securities issued by various government agencies, both of which posted strong gains during the year. In Europe -- which made up 39% of net assets at the end of the period -- we focused on Germany and the United Kingdom. As a step toward meeting the conditions required for entry into the European Monetary Union (EMU), central banks across the continent brought interest rates down dramatically. By investing in German government bonds as a proxy for all EMU participants, we were able to participate in the European bond rally in the second half of the year, after missing out on some of its gains earlier. We also increased our holdings in U.K. government bonds during the second half of the period. Not only did they offer yields in excess of U.S. Treasuries, but they also posted strong price gains when interest rates in that country fell as well. Our disappointments came mainly from our Latin American holdings, which performed extremely poorly during the year, although we cut our stake to less than 5% of net assets by the end of the period.

      We kept our foreign currency exposure mini mal during the first six months, with the bulk of our investments in U.S. dollar-denominated securities. But just prior to mid-year, we began a broader diversification effort based on all the uncertainty surrounding currency markets. We added a 19% stake in deutschemarks with the addition of German government bonds and deutschemark-denominated bonds issued by Ford Motor Credit Co. and Colt Telecom Group. By adding to our U.K. government bond position, we also increased our stake in the pound sterling to roughly 19% of investments at the end of the period, from about 5% six months earlier.

Outlook

Our outlook calls for slower growth in Europe, which could help drive interest rates lower across the Continent. A weaker Europe, combined with the slowing of Asian and Latin American economies, should ultimately translate into a cooling-off period for the U.S. economy. As for U.S. interest rates, we think they could spike toward the high end of a trading range unless, or until, the Federal Reserve cuts rates again -- which we do not expect during the first half of 1999. As for Japan and emerging markets, we're expecting a continued struggle. We also believe that the unpredictability and turbulence experienced by global bond markets in 1998 could extend into 1999.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (8/29/96)
                                                  ----    ---------
Cumulative Total Returns                          6.76%     12.61%
Average Annual Total Returns(1)                   6.76%      5.20%

                                      YIELD

For the period ended December 31, 1998

                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------
John Hancock V.A. World Bond Fund                         4.28%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 5.73% and 3.89%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark bond market performance on a worldwide basis.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Salomon Brothers World Government Bond Index and is equal to $11,927 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. World Bond Fund on August 29, 1996 and is equal to $11,261 as of December 31, 1998.
--------------------------------------------------------------------------------

================================================================================

               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

       Money-market yields fall after Federal Reserve cuts interest rates

"...we kept the Fund's maturity longer than average..."

After remaining fairly steady in the first half of the year, money-market yields fell along with interest rates in the second half. The catalysts were growing economic turmoil worldwide and a slowdown in the U.S. economy as the year progressed. Financial markets reached a volatile pitch in August after Russia's debt default and currency plunge caused investors to flee any security with perceived risk and head for the safety of U.S. Treasury bonds. Stock markets worldwide were hard hit and the prices of Treasury bonds soared, as their yields, which move in the opposite direction of their price, fell toward a 30-year low.

      The global turmoil caused the Federal Reserve to lower the federal funds rate three times between late September and November as a pre-emptive strike to prevent the U.S. economy from stalling. The federal funds rate is the rate banks charge each other for overnight loans, and it also serves as a key pricing benchmark for money-market securities. Until its recent moves, which brought the federal funds rate down by a total of 0.75% to 4.75%, the Fed's bias had been toward raising rates to prevent inflation from spiking in the face of a strong U.S. economy and low unemployment. In the first half of the year, mixed signals about the economy's strength and the potential impact of Asia's slowdown kept the Fed on the sidelines. However, as the year progressed, the Fed's inflation-fighting instincts became overshadowed by its desire to calm world markets and ease the potential for the overseas slowdown to serve as a drag on the U.S. economy.

      On December 31, 1998, John Hancock V.A. Money Market Fund had a 7-day effective yield of 4.54%. By comparison, the average taxable money market fund had a 7-day effective yield of 4.55%, according to Lipper Analytical Services, Inc.

Long and short maturity

Throughout the year, we kept the Fund's maturity longer than average based on our ongoing belief that the Fed would not raise interest rates, given the potential for a slowing economy. We were especially intent on extending the Fund's maturity during the tumultuous third quarter. Our goal was to lock in higher yields in a falling-rate environment, and at one point in the third quarter, the Fund's maturity was in the 60-day range. We shortened up the maturity toward year end, as we always do to take advantage of year-end buying opportunities. There weren't as many this year, however, because securities traders kept their slates clean in anticipation of trading in the newly minted European currency, the euro. With focus shifting toward the euro, we expect at least a temporary result to be lower prices, and therefore higher yields, on the types of money-market securities that we buy.

A look ahead

The Federal Reserve remains in an "easing" mode, prepared to lower interest rates further to prevent any recession slides. However, we believe it's more

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock V.A. Money Market Fund. Caption below reads "Fund management team members (l-r): Barry Evans, Dawn Baillie and Jeff Given."]
--------------------------------------------------------------------------------

                       JOHN HANCOCK V.A. MONEY MARKET FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "7-DAY EFFECTIVE YIELD". Under the heading is a note that reads "As of December 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.54% Total return for John Hancock V.A. Money Market Fund. The second bar represents the 4.55% total return for Average taxable money market fund. A note below the chart reads "The average taxable money market fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

likely that the Fed will keep on the sidelines for at least the first quarter of 1999. We're still waiting to see the effect of the last three cuts, which generally take six to nine months to play out. Furthermore, while not showing much sign of improvement, Asia's situation has also not gotten any worse. Domestically, the news remains positive, with unemployment at a 27-year low, but inflation staying mute. We'll keep monitoring the monthly economic data for clues about the U.S. economy's strength, which will dictate any Fed moves. Key measures include the results of fourth-quarter 1998 retail sales, which can tell a lot about the year ahead, and the employment cost index number, an accurate measure of if and how a tight labor market and wage pressures are translating into inflation. As always, we'll stay focused on providing a competitive level of current income, while preserving stability of principal.

--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

"...it's more likely that the Fed will keep on the sidelines for at least the first quarter..."

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

                                                               V.A.           V.A.            V.A.             V.A.
                                                           INTERNATIONAL    REGIONAL        FINANCIAL        EMERGING
                                                               FUND         BANK FUND    INDUSTRIES FUND   GROWTH FUND
                                                               ----         ---------    ---------------   -----------
Assets:
  Investments at value - Note D:
  Common stocks and rights (cost - $5,870,493,
    $19,689,999, $48,367,959, $6,364,218, $1,455,691
    and $7,643,670, respectively) ......................     $6,752,826     $19,295,728     $51,524,729      $8,167,491
  Preferred stocks (cost - $24,599, none, none, none,
    none and none, respectively) .......................         26,642              --              --              --
  Joint repurchase agreements (cost - $398,000,
    $872,000, $3,385,000, $181,000, $104,000 and
    $589,000, respectively) ............................        398,000         872,000       3,385,000         181,000
  Corporate savings account ............................             --             429             417             523
                                                           ------------    ------------    ------------    ------------
                                                              7,177,468      20,168,157      54,910,146       8,349,014
  Cash .................................................            975              --              --              --
  Foreign currency, at value (cost - $74, none, none,
    none, none and none, respectively) .................             74              --              --              --
  Receivable for investments sold ......................         34,026         251,484         127,450         313,163
  Dividends and interest receivable ....................          3,303          34,913          97,019           1,453
  Foreign tax receivable ...............................          7,833              --             218              --
  Receivable from John Hancock Advisers, Inc. ..........
    and affiliates - Note C ............................          7,339              --              --              --
  Deferred organization expenses - Note B ..............          5,690              --              --           5,690
  Other assets .........................................             39              --           5,037             828
                                                           ------------    ------------    ------------    ------------
                       Total Assets ....................      7,236,747      20,454,554      55,139,870       8,670,148
                       ------------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased ....................             --         167,063         484,725         400,141
  Payable for shares repurchased .......................         16,533             920          33,501          20,811
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note C ................................             --          16,999          36,546           2,231
  Accounts payable and accrued expenses ................         19,700          13,155          16,123          15,076
                                                           ------------    ------------    ------------    ------------
                       Total Liabilities ...............         36,233         198,137         570,895         438,259
                       ------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ......................................      6,536,862      20,612,625      51,934,023       7,083,184
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions ......       (190,335)         35,025        (520,515)       (654,556)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions ......        884,967        (394,271)      3,156,775       1,803,273
  Undistributed net investment income (distributions
    in excess of net investment income) ................        (30,980)          3,038          (1,308)            (12)
                                                           ------------    ------------    ------------    ------------
                       Net Assets ......................     $7,200,514     $20,256,417     $54,568,975      $8,231,889
                       ================================================================================================

Net Asset Value Per Share:
  (Based on 590,997, 2,183,351, 3,775,402, 686,248,
    161,276 and 775,921 shares, respectively, of
    beneficial interest outstanding - unlimited
    number of shares authorized with no par value) .....         $12.18           $9.28          $14.45          $12.00
    ===================================================================================================================

                                                                    V.A.            V.A.
                                                           SPECIAL OPPORTUNITIES   GROWTH
                                                                   FUND             FUND
                                                                  -------           ----
Assets:
  Investments at value - Note D:
  Common stocks and rights (cost - $5,870,493,
    $19,689,999, $48,367,959, $6,364,218, $1,455,691
    and $7,643,670, respectively) ......................      $1,685,520      $9,787,313
  Preferred stocks (cost - $24,599, none, none, none,
    none and none, respectively) .......................              --              --
  Joint repurchase agreements (cost - $398,000,
    $872,000, $3,385,000, $181,000, $104,000 and
    $589,000, respectively) ............................         104,000         589,000
  Corporate savings account ............................              57               4
                                                            ------------    ------------
                                                               1,789,577      10,376,317
  Cash .................................................              --              --
  Foreign currency, at value (cost - $74, none, none,
    none, none and none, respectively) .................              --              --
  Receivable for investments sold ......................           5,145           5,425
  Dividends and interest receivable ....................             494           5,153
  Foreign tax receivable ...............................              --              --
  Receivable from John Hancock Advisers, Inc. ..........
    and affiliates - Note C ............................          24,778              --
  Deferred organization expenses - Note B ..............              --           5,690
  Other assets .........................................              --             726
                                                            ------------    ------------
                       Total Assets ....................       1,819,994      10,393,311
                       -----------------------------------------------------------------

Liabilities:
  Payable for investments purchased ....................           2,182              --
  Payable for shares repurchased .......................           3,901           2,439
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note C ................................              --           4,552
  Accounts payable and accrued expenses ................          34,840          14,503
                                                            ------------    ------------
                       Total Liabilities ...............          40,923          21,494
                       -----------------------------------------------------------------

Net Assets:
  Capital paid-in ......................................       1,659,857       8,419,466
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions ......        (110,615)       (191,280)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions ......         229,829       2,143,643
  Undistributed net investment income (distributions
    in excess of net investment income) ................              --             (12)
                                                            ------------    ------------
                       Net Assets ......................      $1,779,071     $10,371,817
                       =================================================================

Net Asset Value Per Share:
  (Based on 590,997, 2,183,351, 3,775,402, 686,248,
    161,276 and 775,921 shares, respectively, of
    beneficial interest outstanding - unlimited
    number of shares authorized with no par value) .....          $11.03          $13.37
    ====================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
December 31, 1998
--------------------------------------------------------------------------------

                                                                            V.A.           V.A.            V.A.             V.A.
                                                                         GROWTH AND    INDEPENDENCE      SOVEREIGN       500 INDEX
                                                                        INCOME FUND     EQUITY FUND    INVESTORS FUND       FUND
                                                                        ------------    ------------   --------------   ------------
Assets:
  Investments at value - Note D:
  Common stocks and rights (cost - $13,156,666, $21,607,697,
    $25,462,549 and $19,556,251, respectively) ........................  $14,898,883     $26,055,826     $30,001,364     $24,885,162
  Preferred stocks (cost - $568,187, none, none and none,
    respectively) .....................................................      695,600              --              --              --
  U.S. government obligations (cost - none, none $2,446,719 and
    none, respectively) ...............................................           --              --       2,519,060              --
  Joint repurchase agreements (cost - $476,000, $1,222,000,
    $3,174,000 and $1,528,000, respectively) ..........................      476,000       1,222,000       3,174,000       1,528,000
  Corporate savings account ...........................................          851             923             463              --
                                                                        ------------    ------------    ------------    ------------
                                                                          16,071,334      27,278,749      35,694,887      26,413,162
  Cash ................................................................           --              --              --          67,526
  Receivable for investments sold .....................................    1,674,890          83,890              --              --
  Receivable for shares sold ..........................................           --             564              --              --
  Receivable for futures variation margin - Note B ....................           --              --              --           4,250
  Dividends and interest receivable ...................................       56,237          26,685         103,815          25,462
  Foreign tax receivable ..............................................            9             113              --             167
  Receivable from John Hancock Advisers, Inc. and affiliates - Note C..           --              --              --           6,253
  Deferred organization expenses - Note B .............................           --           5,690           5,690           5,690
  Other assets ........................................................           --           2,110           3,001             112
                                                                        ------------    ------------    ------------    ------------
                       Total Assets ...................................   17,802,470      27,397,801      35,807,393      26,522,622
                       -------------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for open forward foreign currency exchange contracts
    sold - Note B .....................................................        1,003              --              --              --
  Payable for investments purchased ...................................      403,755         668,399       1,430,116              --
  Payable for shares repurchased ......................................        9,528           5,757         177,884          46,713
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ......        6,942          18,315          17,159              --
  Accounts payable and accrued expenses ...............................       12,990          14,076          12,614          18,746
                                                                        ------------    ------------    ------------    ------------
                       Total Liabilities ..............................      434,218         706,547       1,637,773          65,459
                       -------------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in .....................................................   15,513,754      22,310,098      29,715,846      20,987,579
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ...............      (17,645)        (68,552)       (157,877)        105,683
  Net unrealized appreciation of investments, financial
    futures contracts and foreign currency transactions ...............    1,868,627       4,448,129       4,611,156       5,363,576
  Undistributed net investment income .................................        3,516           1,579             495             325
                                                                        ------------    ------------    ------------    ------------
                       Net Assets .....................................  $17,368,252     $26,691,254     $34,169,620     $26,457,163
                       =============================================================================================================

Net Asset Value Per Share:
  (Based on 1,443,201, 1,504,303, 2,188,296 and 1,736,622 shares, respectively, of beneficial interest outstanding - unlimited
    number of shares authorized with no par value) ....................       $12.03          $17.74          $15.61          $15.23
    ================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
December 31, 1998
--------------------------------------------------------------------------------

                                                                       V.A.         V.A.         V.A.        V.A.          V.A.
                                                                       BOND       STRATEGIC   HIGH YIELD  WORLD BOND    MONEY MARKET
                                                                       FUND      INCOME FUND   BOND FUND     FUND          FUND
                                                                    -----------  -----------  ----------  ----------    -----------
Assets:
  Investments at value - Note D:
  Bonds (cost - $10,018,500, $13,908,610, $7,669,500, $2,327,862
    and none, respectively) ....................................... $10,137,962  $13,576,073  $6,697,664  $2,410,947            $--
  Common stocks (cost - none, $120,024, $657,792, none and
    none, respectively) ...........................................          --      116,991     473,792          --             --
  Preferred stocks and warrants (cost - $51, $170,978, $505,912,
    none and none, respectively) ..................................         257      178,820     455,988          --             --
  Options (cost - none, none, none, $2,450 and none,
    respectively) .................................................          --           --          --          70             --
  Short-term investments (cost - $76,880, none, none, none
    and $13,480,700, respectively) ................................      76,512           --          --          --     13,480,700
  Joint repurchase agreements (cost - $272,000, $743,000,
    $359,000, $230,000 and $2,703,000, respectively) ..............     272,000      743,000     359,000     230,000      2,703,000
  Corporate savings account .......................................         295            6         585          --             --
                                                                    -----------  -----------  ----------  ----------    -----------
                                                                     10,487,026   14,614,890   7,987,029   2,641,017     16,183,700
  Cash ............................................................          --           --          --         197            531
  Receivable for open forward foreign currency exchange
    contracts purchased - Note B ..................................          --           --          --       6,871             --
  Receivable for open forward foreign currency exchange
    contracts sold - Note B .......................................          --       10,267           4          --             --
  Receivable for investments sold .................................      66,242           --          --          --             --
  Receivable for shares sold ......................................          --      122,728          --          --        165,412
  Dividends and interest receivable ...............................     179,996      288,578     201,479      34,862        182,727
  Receivable from John Hancock Advisers, Inc. and affiliates
     - Note C .....................................................       1,853           --          --       1,154             --
  Deferred organization expenses - Note B .........................       5,690        5,690          --       5,690          5,690
  Other assets ....................................................         785        1,040          --         126          2,434
                                                                    -----------  -----------  ----------  ----------    -----------
                       Total Assets ...............................  10,741,592   15,043,193   8,188,512   2,689,917     16,540,494
                       ------------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for closed forward foreign currency exchange
    contracts - Note B ............................................          --           --          --          31             --
  Payable for open forward foreign currency exchange contracts
    purchased - Note B ............................................          --        2,003          --          --             --
  Payable for investments purchased ...............................      56,017           --      50,000          --             --
  Payable for shares repurchased ..................................         334          180         214          15             --
  Payable for futures variation margin - Note B ...................          --          625          --          --             --
  Payable to John Hancock Advisers, Inc. and affiliates
    - Note C ......................................................          --        6,960       4,105          --          7,225
  Accounts payable and accrued expenses ...........................      15,813       14,028      14,646      12,910         13,895
                                                                    -----------  -----------  ----------  ----------    -----------
                       Total Liabilities ..........................      72,164       23,796      68,965      12,956         21,120
                       ------------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in .................................................  10,552,242   15,382,494   9,476,253   2,600,464     16,519,352
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ...........      (2,125)     (37,966)   (150,944)     (3,832)            19
  Net unrealized appreciation (depreciation) of investments,
    financial futures contracts and foreign currency transactions..     119,300     (316,202) (1,205,462)     87,743             --
  Undistributed net investment income (distributions in excess of
    net investment income) ........................................          11       (8,929)       (300)     (7,414)             3
                                                                    -----------  -----------  ----------  ----------    -----------
                       Net Assets ................................. $10,669,428  $15,019,397  $8,119,547  $2,676,961    $16,519,374
                       ============================================================================================================

Net Asset Value Per Share:
  (Based on 1,014,753, 1,487,096, 987,900, 271,502 and 16,519,374
    shares, respectively, of beneficial interest outstanding
    - unlimited number of shares authorized with no par value) ....      $10.51       $10.10       $8.22       $9.86          $1.00
    ===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

                                                                   V.A.            V.A.            V.A.               V.A.
                                                              INTERNATIONAL      REGIONAL       FINANCIAL          EMERGING
                                                                  FUND          BANK FUND(1)  INDUSTRIES FUND     GROWTH FUND
                                                               -----------      -----------      -----------      -----------
Investment Income:
  Dividends (net of foreign withholding tax of $11,131,
    none, $7,201, none, $5 and $134, respectively) .......         $76,236         $177,581         $699,406          $10,068
  Interest ...............................................          19,309           44,707          179,397           13,703
                                                               -----------      -----------      -----------      -----------
                                                                    95,545          222,288          878,803           23,771
                                                               -----------      -----------      -----------      -----------
  Expenses:
    Investment management fee - Note C ...................          49,454           72,908          324,581           43,238
    Custodian fee ........................................         100,949           14,179           21,275           30,439
    Auditing fee .........................................          12,078           11,732           12,078           12,078
    Printing .............................................           3,520            3,038            3,705            4,850
    Organization expense - Note B ........................           2,135               --               --            2,135
    Financial services fee - Note C ......................             870            1,353            6,370              915
    Miscellaneous ........................................             339              298            1,739              133
    Trustees' fees .......................................             227              103            1,273              237
    Legal fees ...........................................              90              164              790               89
    Registration and filing fees .........................              80               41               80              124
                                                               -----------      -----------      -----------      -----------
                       Total Expenses ....................         169,742          103,816          371,891           94,238
                       ------------------------------------------------------------------------------------------------------

                       Less Expense Reductions - Note C ..        (106,551)          (8,125)              --          (36,577)
                       ------------------------------------------------------------------------------------------------------

                       Net Expenses ......................          63,191           95,691          371,891           57,661
                       ------------------------------------------------------------------------------------------------------

                       Net Investment Income (Loss) ......          32,354          126,597          506,912          (33,890)
                       ------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ...........        (118,175)          42,921         (506,999)        (402,195)
  Net realized gain (loss) on foreign currency
    transactions .........................................         (23,996)              --           (1,506)               3
  Change in net unrealized appreciation/depreciation
    of investments .......................................         898,702         (394,271)       1,601,187        1,479,880
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions .....................             407               --               16               --
                                                               -----------      -----------      -----------      -----------
                       Net Realized and Unrealized Gain
                       (Loss) on Investments and
                       Foreign Currency Transactions .....         756,938         (351,350)       1,092,698        1,077,688
                       ------------------------------------------------------------------------------------------------------


                       Net Increase (Decrease) in Net
                       Assets Resulting from Operations ..        $789,292        ($224,753)      $1,599,610       $1,043,798
                       ======================================================================================================

                                                                   V.A.
                                                                 SPECIAL           V.A.
                                                              OPPORTUNITIES       GROWTH
                                                                 FUND(2)           FUND
                                                               -----------      -----------
Investment Income:
  Dividends (net of foreign withholding tax of $11,131,
    none, $7,201, none, $5 and $134, respectively) .......          $4,992          $40,037
  Interest ...............................................           5,697           24,719
                                                               -----------      -----------
                                                                    10,689           64,756
                                                               -----------      -----------
  Expenses:
    Investment management fee - Note C ...................           7,546           48,603
    Custodian fee ........................................          18,580           15,873
    Auditing fee .........................................          11,732           12,953
    Printing .............................................           2,930            4,965
    Organization expense - Note B ........................              --            2,135
    Financial services fee - Note C ......................             158            1,012
    Miscellaneous ........................................              10              112
    Trustees' fees .......................................              10              234
    Legal fees ...........................................           1,578               83
    Registration and filing fees .........................              --               90
                                                               -----------      -----------
                       Total Expenses ....................          42,544           86,060
                       --------------------------------------------------------------------

                       Less Expense Reductions - Note C ..         (32,482)         (21,256)
                       --------------------------------------------------------------------

                       Net Expenses ......................          10,062           64,804
                       --------------------------------------------------------------------

                       Net Investment Income (Loss) ......             627              (48)
                       --------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ...........        (110,615)          17,279
  Net realized gain (loss) on foreign currency
    transactions .........................................              --               --
  Change in net unrealized appreciation/depreciation
    of investments .......................................         229,829        1,630,671
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions .....................              --               --
                                                               -----------      -----------
                       Net Realized and Unrealized Gain
                       (Loss) on Investments and
                       Foreign Currency Transactions .....         119,214        1,647,950
                       --------------------------------------------------------------------

                       Net Increase (Decrease) in Net
                       Assets Resulting from Operations ..        $119,841       $1,647,902
                       ====================================================================

(1) Commenced operations on May 1, 1998.
(2) Commenced operations on January 7, 1998.

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Year ended December 31, 1998
--------------------------------------------------------------------------------

                                                                              V.A.           V.A.          V.A.            V.A.
                                                                           GROWTH AND    INDEPENDENCE    SOVEREIGN      500 INDEX
                                                                         INCOME FUND(1)   EQUITY FUND  INVESTORS FUND      FUND
                                                                         -------------   ------------  --------------   -----------
Investment Income:
  Dividends (net of foreign withholding tax of $127, $1,039,
    none and $1,436, respectively) ...................................        $62,843       $226,756       $330,616        $278,454
  Interest ...........................................................         89,544         30,245        278,241          83,687
                                                                          -----------     ----------    -----------     -----------
                                                                              152,387        257,001        608,857         362,141
                                                                          -----------     ----------    -----------     -----------
  Expenses:
    Investment management fee - Note C ...............................         45,181        112,746        139,125          20,232
    Auditing fee .....................................................         12,953         12,078         12,078          12,078
    Custodian fee ....................................................         12,518         18,624         11,345          71,553
    Printing .........................................................          3,928          3,693          2,491           4,849
    Legal fees .......................................................          1,683            252            330             329
    Financial services fee - Note C ..................................          1,136          2,523          3,643           3,237
    Miscellaneous ....................................................            152            325            447          20,204
    Trustees' fees ...................................................             77            580            801           1,142
    Registration and filing fees .....................................             61             80             80              80
    Organization expense - Note B ....................................             --          2,135          2,135           2,135
                                                                          -----------     ----------    -----------     -----------
                       Total Expenses ................................         77,689        153,036        172,475         135,839
                       ------------------------------------------------------------------------------------------------------------

                       Less Expense Reductions - Note C ..............        (13,683)            --             --         (64,970)
                       ------------------------------------------------------------------------------------------------------------

                       Net Expenses ..................................         64,006        153,036        172,475          70,869
                       ------------------------------------------------------------------------------------------------------------

                       Net Investment Income .........................         88,381        103,965        436,382         291,272
                       ------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments, Financial
Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .......................        (17,645)       292,353       (157,903)        883,767
  Net realized gain on financial futures contracts ...................             --             --             --         235,687
  Net realized loss on foreign currency transactions .................         (3,538)            --             --              --
  Change in net unrealized appreciation/depreciation of investments ..      1,869,630      3,818,765      3,493,431       4,432,331
  Change in net unrealized appreciation/depreciation of financial
    futures contracts ................................................             --             --             --          27,340
  Change in net unrealized appreciation/depreciation of foreign
    currency transactions ............................................         (1,003)            --             --              --
                                                                          -----------     ----------    -----------     -----------
                       Net Realized and Unrealized Gain on
                       Investments, Financial Futures Contracts
                       and Foreign Currency Transactions .............      1,847,444      4,111,118      3,335,528       5,579,125
                       ------------------------------------------------------------------------------------------------------------

                       Net Increase in Net Assets Resulting from
                       Operations ....................................     $1,935,825     $4,215,083     $3,771,910      $5,870,397
                       ============================================================================================================

(1) Commenced operations on January 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Year ended December 31, 1998
--------------------------------------------------------------------------------

                                                                    V.A.         V.A.            V.A.          V.A.         V.A.
                                                                    BOND       STRATEGIC      HIGH YIELD    WORLD BOND  MONEY MARKET
                                                                    FUND      INCOME FUND(1)  BOND FUND(1)     FUND         FUND
                                                                  ---------     ---------     -----------    ---------    --------
Investment Income:
  Dividends (net of foreign withholding tax of none,
  $113, $393, none and none, respectively) .....................        $--       $19,056         $17,095          $--         $--
  Interest .....................................................    475,094       929,213         560,998      156,448     668,078
                                                                  ---------     ---------     -----------    ---------    --------
                                                                    475,094       948,269         578,093      156,448     668,078
                                                                  ---------     ---------     -----------    ---------    --------
  Expenses:
    Investment management fee - Note C .........................     35,548        62,923          32,414       18,566      61,349
    Custodian fee ..............................................     39,074        12,279          10,768       13,577       8,761
    Auditing fee ...............................................     12,078        12,078          12,953       12,078      12,078
    Printing ...................................................      4,195         5,244           3,048        3,174       3,368
    Organization expense - Note B ..............................      2,135         2,135              --        2,135       2,135
    Financial services fee - Note C ............................      1,109         1,645             839          395       1,914
    Registration and filing fees ...............................        280           167             145           80          80
    Trustees' fees .............................................        243           366              46          138         495
    Legal fees .................................................        180           131           1,752           49         409
    Miscellaneous ..............................................        139           282              98          186         366
                                                                  ---------     ---------     -----------    ---------    --------
                       Total Expenses ..........................     94,981        97,250          62,063       50,378      90,955
                       -----------------------------------------------------------------------------------------------------------

                       Less Expense Reductions - Note C ........    (41,650)       (8,095)        (16,142)     (25,616)         --
                       -----------------------------------------------------------------------------------------------------------

                       Net Expenses ............................     53,331        89,155          45,921       24,762      90,955
                       -----------------------------------------------------------------------------------------------------------

                       Net Investment Income ...................    421,763       859,114         532,172      131,686     577,123
                       -----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and
Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .................    155,311        18,456        (150,944)      37,603          --
  Net realized gain on financial futures contracts .............         --         2,049              --           --
  Net realized loss on foreign currency transactions ...........         --       (29,162)        (13,812)     (65,949)         --
  Change in net unrealized appreciation/depreciation of
    investments ................................................     72,362      (402,135)     (1,205,466)      48,129          --
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ................................         --         2,996              --           --          --
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions ..............................         --         1,552               4       13,443          --
                                                                  ---------     ---------     -----------    ---------    --------
                       Net Realized and Unrealized Gain (Loss)
                       on Investments, Financial Futures
                       Contracts and Foreign Currency
                       Transactions ............................    227,673      (406,244)     (1,370,218)      33,226          --
                       -----------------------------------------------------------------------------------------------------------

                       Net Increase (Decrease) in Net Assets
                       Resulting from Operations ...............   $649,436      $452,870       ($838,046)    $164,912    $577,123
                       ===========================================================================================================

(1) Commenced operations on January 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        V.A REGIONAL
                                                                         V.A. INTERNATIONAL FUND          BANK FUND
                                                                       ---------------------------      ------------
                                                                          YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                                                       ---------------------------      DECEMBER 31,
                                                                          1997             1998            1998(1)
                                                                       -----------     ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................        $12,662          $32,354         $126,597
  Net realized gain (loss) on investments sold and foreign
    currency transactions .........................................        140,157         (142,171)          42,921
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions .................       (261,976)         899,109         (394,271)
                                                                       -----------     ------------     ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations ..................................................       (109,157)         789,292         (224,753)
                                                                       -----------     ------------     ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................         (2,558)         (32,354)        (123,559)
  Dividends in excess of net investment income ....................             --          (13,953)              --
  Distributions from net realized gain on investments sold
    and foreign currency transactions .............................       (213,871)              --           (7,896)
                                                                       -----------     ------------     ------------
    Total Distributions to Shareholders ...........................       (216,429)         (46,307)        (131,455)
                                                                       -----------     ------------     ------------
From Fund Share Transactions: **
  Shares sold .....................................................      1,809,166        3,453,932       23,505,925
  Shares issued to shareholders in reinvestment of
    distributions .................................................        216,428           46,307          131,455
                                                                       -----------     ------------     ------------
                                                                         2,025,594        3,500,239       23,637,380
  Less shares repurchased .........................................       (175,125)        (834,714)      (3,024,755)
                                                                       -----------     ------------     ------------
    Net Increase ..................................................      1,850,469        2,665,525       20,612,625
                                                                       -----------     ------------     ------------
Net Assets:
  Beginning of period .............................................      2,267,121        3,792,004               --
                                                                       -----------     ------------     ------------
  End of period (including undistributed net investment
    income (distributions in excess) of ($207), ($30,980),
    $3,038, $2,075 and ($1,308), respectively) ....................     $3,792,004       $7,200,514      $20,256,417
                                                                       ===========     ============     ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................        $0.0077          $0.0674          $0.0694
                                                                       -----------     ------------     ------------
  Per share dividends in excess of net investment income ..........             --          $0.0118               --
                                                                       -----------     ------------     ------------
  Per share distributions from net realized gain on
    investments sold and foreign currency transactions ............        $0.6422               --          $0.0036
                                                                       -----------     ------------     ------------
** Analysis of Fund Share Transactions:
  Shares sold .....................................................        152,869          300,316        2,519,857
  Shares issued to shareholders in reinvestment of
    distributions .................................................         21,239            3,843           14,871
                                                                       -----------     ------------     ------------
                                                                           174,108          304,159        2,534,728
  Less shares repurchased .........................................        (14,965)         (74,252)        (351,377)
                                                                       -----------     ------------     ------------
    Net Increase ..................................................        159,143          229,907        2,183,351
                                                                       ===========     ============     ============


                                                                        V.A. FINANCIAL INDUSTRIES FUND
                                                                       -------------------------------
                                                                        PERIOD ENDED     YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,
                                                                          1997(2)            1998
                                                                        ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................          $67,678         $506,912
  Net realized gain (loss) on investments sold and foreign
    currency transactions .........................................           15,861         (508,505)
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions .................        1,555,572        1,601,203
                                                                        ------------     ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations ..................................................        1,639,111        1,599,610
                                                                        ------------     ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................          (65,434)        (510,853)
  Dividends in excess of net investment income ....................               --               --
  Distributions from net realized gain on investments sold
    and foreign currency transactions .............................          (14,677)         (11,398)
                                                                        ------------     ------------
    Total Distributions to Shareholders ...........................          (80,111)        (522,251)
                                                                        ------------     ------------
From Fund Share Transactions: **
  Shares sold .....................................................       18,526,866       41,125,976
  Shares issued to shareholders in reinvestment of
    distributions .................................................           80,111          522,251
                                                                        ------------     ------------
                                                                          18,606,977       41,648,227
  Less shares repurchased .........................................       (1,700,536)      (6,622,052)
                                                                        ------------     ------------
    Net Increase ..................................................       16,906,441       35,026,175
                                                                        ------------     ------------
Net Assets:
  Beginning of period .............................................               --       18,465,441
                                                                        ------------     ------------
  End of period (including undistributed net investment
    income (distributions in excess) of ($207), ($30,980),
    $3,038, $2,075 and ($1,308), respectively) ....................      $18,465,441      $54,568,975
                                                                        ============     ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................          $0.0518          $0.1354
                                                                        ------------     ------------
  Per share dividends in excess of net investment income ..........               --               --
                                                                        ------------     ------------
  Per share distributions from net realized gain on
    investments sold and foreign currency transactions ............          $0.0116          $0.0030
                                                                        ------------     ------------
** Analysis of Fund Share Transactions:
  Shares sold .....................................................        1,501,742        2,866,051
  Shares issued to shareholders in reinvestment of
    distributions .................................................            6,125           37,039
                                                                        ------------     ------------
                                                                           1,507,867        2,903,090
  Less shares repurchased .........................................         (133,780)        (501,775)
                                                                        ------------     ------------
    Net Increase ..................................................        1,374,087        2,401,315
                                                                        ============     ============

(1) Commenced operations on May 1, 1998.
(2) Commenced operations on April 30, 1997.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                                  V.A. SPECIAL
                                                                                                  OPPORTUNITIES
                                                                     V.A. EMERGINGGROWTH FUND         FUND
                                                                     --------------------------    -----------
                                                                      YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                     --------------------------    DECEMBER 31,
                                                                        1997            1998         1998(1)
                                                                     -----------    -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...................................       ($3,029)      ($33,890)          $627
  Net realized gain (loss) on investments sold and foreign
    currency transactions ........................................      (181,115)      (402,192)      (110,615)
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions ................       320,418      1,479,880        229,829
                                                                     -----------    -----------    -----------
    Net Increase in Net Assets Resulting from Operations .........       136,274      1,043,798        119,841
                                                                     -----------    -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income ...........................          (135)            --           (627)
  Tax return of capital ..........................................            --             --           (125)
                                                                     -----------    -----------    -----------
    Total Distributions to Shareholders ..........................          (135)            --           (752)
                                                                     -----------    -----------    -----------
From Fund Share Transactions: **
  Shares sold ....................................................     2,985,092      4,538,788      1,858,855
  Shares issued to shareholders in reinvestment of distributions..           135             --            752
                                                                     -----------    -----------    -----------
                                                                       2,985,227      4,538,788      1,859,607
  Less shares repurchased ........................................      (255,471)    (1,191,507)      (199,625)
                                                                     -----------    -----------    -----------
    Net Increase .................................................     2,729,756      3,347,281      1,659,982
                                                                     -----------    -----------    -----------
Net Assets:
  Beginning of period ............................................       974,915      3,840,810             --
                                                                     -----------    -----------    -----------
  End of period (including undistributed net investment income
    (distributions in excess) of $133, ($12), none, none and
    ($12), respectively) .........................................    $3,840,810     $8,231,889     $1,779,071
                                                                     ===========    ===========    ===========
* Distributions to Shareholders:
  Per share dividends from net investment income .................       $0.0004             --        $0.0040
                                                                     -----------    -----------    -----------
  Tax return of capital ..........................................            --             --        $0.0008
                                                                     -----------    -----------    -----------
** Analysis of Fund Share Transactions:
  Shares sold ....................................................       291,749        430,241        180,723
  Shares issued to shareholders in reinvestment of distributions .            14             --             72
                                                                     -----------    -----------    -----------
                                                                         291,763        430,241        180,795
  Less shares repurchased ........................................       (25,147)      (115,191)       (19,519)
                                                                     -----------    -----------    -----------
    Net Increase .................................................       266,616        315,050        161,276
                                                                     ===========    ===========    ===========

                                                                         V.A. GROWTH FUND
                                                                    ---------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       1997            1998
                                                                    -----------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...................................      ($8,594)           ($48)
  Net realized gain (loss) on investments sold and foreign
    currency transactions ........................................     (111,668)         17,279
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions ................      477,636       1,630,671
                                                                    -----------    ------------
    Net Increase in Net Assets Resulting from Operations .........      357,374       1,647,902
                                                                    -----------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ...........................           --              --
  Tax return of capital ..........................................           --              --
                                                                    -----------    ------------
    Total Distributions to Shareholders ..........................           --              --
                                                                    -----------    ------------
From Fund Share Transactions: **
  Shares sold ....................................................    2,597,730       5,891,440
  Shares issued to shareholders in reinvestment of distributions..           --              --
                                                                    -----------    ------------
                                                                      2,597,730       5,891,440
  Less shares repurchased ........................................     (216,250)       (900,237)
                                                                    -----------    ------------
    Net Increase .................................................    2,381,480       4,991,203
                                                                    -----------    ------------
Net Assets:
  Beginning of period ............................................      993,858       3,732,712
                                                                    -----------    ------------
  End of period (including undistributed net investment income
    (distributions in excess) of $133, ($12), none, none and
    ($12), respectively) .........................................   $3,732,712     $10,371,817
                                                                    ===========    ============
* Distributions to Shareholders:
  Per share dividends from net investment income .................           --              --
                                                                    -----------    ------------
  Tax return of capital ..........................................           --              --
                                                                    -----------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ....................................................      263,298         505,076
  Shares issued to shareholders in reinvestment of distributions .           --              --
                                                                    -----------    ------------
                                                                        263,298         505,076
  Less shares repurchased ........................................      (21,325)        (76,970)
                                                                    -----------    ------------
    Net Increase .................................................      241,973         428,106
                                                                    ===========    ============

(1) Commenced operations on January 7, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                  V.A. GROWTH AND       V.A. INDEPENDENCE
                                                                    INCOME FUND            EQUITY FUND
                                                                   ------------    ----------------------------
                                                                   PERIOD ENDED       YEAR ENDED DECEMBER 31,
                                                                    DECEMBER 31,   ----------------------------
                                                                      1998(1)          1997           1998
                                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................        $88,381         $41,598        $103,965
  Net realized gain (loss) on investments sold and foreign
    currency transactions ......................................        (21,183)        137,167         292,353
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions ..............      1,868,627         544,516       3,818,765
                                                                   ------------    ------------    ------------
    Net Increase in Net Assets Resulting from Operations .......      1,935,825         723,281       4,215,083
                                                                   ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................        (81,327)        (41,203)       (102,677)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ..............................             --        (135,930)       (388,348)
                                                                   ------------    ------------    ------------
    Total Distributions to Shareholders ........................        (81,327)       (177,133)       (491,025)
                                                                   ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     16,705,530       7,299,605      16,435,328
  Shares issued to shareholders in reinvestment of
    distributions ..............................................         81,327         177,133         491,025
                                                                   ------------    ------------    ------------
                                                                     16,786,857       7,476,738      16,926,353
  Less shares repurchased ......................................     (1,273,103)       (452,446)     (2,678,249)
                                                                   ------------    ------------    ------------
    Net Increase ...............................................     15,513,754       7,024,292      14,248,104
                                                                   ------------    ------------    ------------
Net Assets:
  Beginning of period ..........................................             --       1,148,652       8,719,092
                                                                   ------------    ------------    ------------
  End of period (including undistributed net investment
    income of $3,516, $395, $1,579, $804, and $495,
    respectively) ..............................................    $17,368,252      $8,719,092     $26,691,254
                                                                   ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............        $0.0962         $0.1376         $0.0967
                                                                   ------------    ------------    ------------
  Per share distributions from net realized gain on
    investments sold and foreign currency transactions .........             --         $0.2476         $0.2702
                                                                   ------------    ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................      1,560,370         534,688       1,023,938
  Shares issued to shareholders in reinvestment of
    distributions ..............................................          7,693          13,023          28,311
                                                                   ------------    ------------    ------------
                                                                      1,568,063         547,711       1,052,249
  Less shares repurchased ......................................       (124,862)        (33,121)       (165,911)
                                                                   ------------    ------------    ------------
    Net Increase ...............................................      1,443,201         514,590         886,338
                                                                   ============    ============    ============


                                                                   V.A. SOVEREIGN INVESTORS FUND
                                                                   ----------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                   ----------------------------
                                                                       1997            1998
                                                                   ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................        $84,193        $436,382
  Net realized gain (loss) on investments sold and foreign
    currency transactions ......................................         17,842        (157,903)
  Change in net unrealized appreciation/depreciation of
    investments and foreign currency transactions ..............      1,050,550       3,493,431
                                                                   ------------    ------------
    Net Increase in Net Assets Resulting from Operations .......      1,152,585       3,771,910
                                                                   ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................        (83,445)       (454,539)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ..............................         (6,096)             --
                                                                   ------------    ------------
    Total Distributions to Shareholders ........................        (89,541)       (454,539)
                                                                   ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     10,664,200      21,913,811
  Shares issued to shareholders in reinvestment of
    distributions ..............................................         89,541         454,539
                                                                   ------------    ------------
                                                                     10,753,741      22,368,350
  Less shares repurchased ......................................       (740,977)     (3,703,040)
                                                                   ------------    ------------
    Net Increase ...............................................     10,012,764      18,665,310
                                                                   ------------    ------------
Net Assets:
  Beginning of period ..........................................      1,111,131      12,186,939
                                                                   ------------    ------------
  End of period (including undistributed net investment
    income of $3,516, $395, $1,579, $804, and $495,
    respectively) ..............................................    $12,186,939     $34,169,620
                                                                   ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............        $0.1769         $0.2548
                                                                   ------------    ------------
  Per share distributions from net realized gain on
    investments sold and foreign currency transactions .........        $0.0072              --
                                                                   ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................        844,459       1,514,230
  Shares issued to shareholders in reinvestment of
    distributions ..............................................          6,966          30,975
                                                                   ------------    ------------
                                                                        851,425       1,545,205
  Less shares repurchased ......................................        (58,189)       (253,627)
                                                                   ------------    ------------
    Net Increase ...............................................        793,236       1,291,578
                                                                   ============    ============

(1) Commenced operations on January 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                  V.A. 500 INDEX FUND             V.A. BOND FUND
                                                              ----------------------------    ---------------------------
                                                                 YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                              ----------------------------    ---------------------------
                                                                  1997            1998           1997            1998
                                                              ------------    ------------    -----------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................       $254,757        $291,272       $117,217        $421,763
  Net realized gain (loss) on investments sold,
    financial futures contracts and foreign currency
    transactions ..........................................        812,763       1,119,454         30,656         155,311
  Change in net unrealized appreciation/depreciation
    of investments, financial futures contracts and
    foreign currency transactions .........................        948,655       4,459,671         33,037          72,362
                                                              ------------    ------------    -----------    ------------
    Net Increase in Net Assets Resulting from Operations ..      2,016,175       5,870,397        180,910         649,436
                                                              ------------    ------------    -----------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ....................       (253,122)       (292,838)      (117,208)       (421,762)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency
    transactions ..........................................       (801,442)     (1,211,700)       (22,285)       (170,439)
                                                              ------------    ------------    -----------    ------------
    Total Distributions to Shareholders ...................     (1,054,564)     (1,504,538)      (139,493)       (592,201)
                                                              ------------    ------------    -----------    ------------
From Fund Share Transactions: **
  Shares sold .............................................     15,055,266      15,705,605      2,851,276       8,832,995
  Shares issued to shareholders in reinvestment of
    distributions .........................................      1,054,564       1,504,538        138,885         592,175
                                                              ------------    ------------    -----------    ------------
                                                                16,109,830      17,210,143      2,990,161       9,425,170
  Less shares repurchased .................................     (1,112,317)    (15,126,656)      (405,240)     (2,495,458)
                                                              ------------    ------------    -----------    ------------
    Net Increase ..........................................     14,997,513       2,083,487      2,584,921       6,929,712
                                                              ------------    ------------    -----------    ------------
Net Assets:
  Beginning of period .....................................      4,048,693      20,007,817      1,056,143       3,682,481
                                                              ------------    ------------    -----------    ------------
  End of period (including undistributed net investment
    income (distributions in excess) of $1,881, $325, $9,
    $11, $6,469 and ($8,929), respectively) ...............    $20,007,817     $26,457,163     $3,682,481     $10,669,428
                                                              ============    ============    ===========    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..........        $0.3006         $0.1980        $0.6766         $0.6266
                                                              ------------    ------------    -----------    ------------
  Per share distributions from net realized gain on
    investments sold, financial futures contracts and
    foreign currency transactions .........................        $0.5445         $0.7583        $0.0653         $0.1710
                                                              ------------    ------------    -----------    ------------
** Analysis of Fund Share Transactions:
  Shares sold .............................................      1,200,874       1,100,338        277,867         838,775
  Shares issued to shareholders in reinvestment of
    distributions .........................................         86,596          99,865         13,553          56,408
                                                              ------------    ------------    -----------    ------------
                                                                 1,287,470       1,200,203        291,420         895,183
  Less shares repurchased .................................        (90,171)     (1,048,754)       (39,559)       (235,975)
                                                              ------------    ------------    -----------    ------------
    Net Increase ..........................................      1,197,299         151,449        251,861         659,208
                                                              ============    ============    ===========    ============

                                                                V.A. STRATEGIC INCOME FUND
                                                               ----------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ----------------------------
                                                                   1997            1998
                                                               ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................        $283,099        $859,114
  Net realized gain (loss) on investments sold,
    financial futures contracts and foreign currency
    transactions ..........................................           6,218          (8,657)
  Change in net unrealized appreciation/depreciation
    of investments, financial futures contracts and
    foreign currency transactions .........................          53,892        (397,587)
                                                               ------------    ------------
    Net Increase in Net Assets Resulting from Operations ..         343,209         452,870
                                                               ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ....................        (283,099)       (859,114)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency
    transactions ..........................................         (44,377)        (33,336)
                                                               ------------    ------------
    Total Distributions to Shareholders ...................        (327,476)       (892,450)
                                                               ------------    ------------
From Fund Share Transactions: **
  Shares sold .............................................       3,436,273      10,522,329
  Shares issued to shareholders in reinvestment of
    distributions .........................................         327,029         892,895
                                                               ------------    ------------
                                                                  3,763,302      11,415,224
  Less shares repurchased .................................        (370,882)     (1,495,808)
                                                               ------------    ------------
    Net Increase ..........................................       3,392,420       9,919,416
                                                               ------------    ------------
Net Assets:
  Beginning of period .....................................       2,131,408       5,539,561
                                                               ------------    ------------
  End of period (including undistributed net investment
    income (distributions in excess) of $1,881, $325, $9,
    $11, $6,469 and ($8,929), respectively) ...............      $5,539,561     $15,019,397
                                                               ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..........         $0.9083         $0.8496
                                                               ------------    ------------
  Per share distributions from net realized gain on
    investments sold, financial futures contracts and
    foreign currency transactions .........................         $0.0870         $0.0229
                                                               ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold .............................................         326,163       1,015,843
  Shares issued to shareholders in reinvestment of
    distributions .........................................          31,206          86,949
                                                               ------------    ------------
                                                                    357,369       1,102,792
  Less shares repurchased .................................         (35,138)       (144,814)
                                                               ------------    ------------
    Net Increase ..........................................         322,231         957,978
                                                               ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                             V.A. HIGH YIELD
                                                                                BOND FUND         V.A. WORLD BOND FUND
                                                                               -----------     --------------------------
                                                                               PERIOD ENDED      YEAR ENDED DECEMBER 31,
                                                                               DECEMBER 31,    --------------------------
                                                                                  1998(1)         1997           1998
                                                                               ------------    -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ....................................................       $532,172       $128,346       $131,686
  Net realized loss on investments sold and foreign currency transactions ..       (164,756)       (87,763)       (28,346)
  Change in net unrealized appreciation/depreciation of investments and
    foreign currency transactions ..........................................     (1,205,462)       (10,797)        61,572
                                                                               ------------    -----------    -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations ........       (838,046)        29,786        164,912
                                                                               ------------    -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income .....................................       (518,660)       (46,497)       (75,591)
  Distribution in excess of net investment income ..........................             --        (19,609)       (17,306)
  Tax return of capital ....................................................         (8,794)       (62,240)       (38,789)
                                                                               ------------    -----------    -----------
    Total Distributions to Shareholders ....................................       (527,454)      (128,346)      (131,686)
                                                                               ------------    -----------    -----------
From Fund Share Transactions: **
  Shares sold ..............................................................     10,161,830        234,407        310,523
  Shares issued to shareholders in reinvestment of distributions ...........        527,454        128,137        131,895
                                                                               ------------    -----------    -----------
                                                                                 10,689,284        362,544        442,418
  Less shares repurchased ..................................................     (1,204,237)       (43,948)      (101,279)
                                                                               ------------    -----------    -----------
    Net Increase ...........................................................      9,485,047        318,596        341,139
                                                                               ------------    -----------    -----------
Net Assets:
  Beginning of period ......................................................             --      2,082,560      2,302,596
                                                                               ------------    -----------    -----------
  End of period (including undistributed net investment income
    (distributions in excess) of ($300), ($18,355), ($7,414),
    none and $3, respectively) .............................................     $8,119,547     $2,302,596     $2,676,961
                                                                               ============    ===========    ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ...........................        $0.8426        $0.2134        $0.2977
                                                                               ------------    -----------    -----------
  Per share distributions in excess of net investment income ...............             --        $0.0900        $0.0682
                                                                               ------------    -----------    -----------
  Tax return of capital ....................................................        $0.0143        $0.2857        $0.1528
                                                                               ------------    -----------    -----------
** Analysis of Fund Share Transactions:
  Shares sold ..............................................................      1,069,122         23,767         31,886
  Shares issued to shareholders in reinvestment of distributions ...........         59,435         13,037         13,557
                                                                               ------------    -----------    -----------
                                                                                  1,128,557         36,804         45,443
  Less shares repurchased ..................................................       (140,657)        (4,441)       (10,410)
                                                                               ------------    -----------    -----------
    Net Increase ...........................................................        987,900         32,363         35,033
                                                                               ============    ===========    ===========


                                                                                  V.A. MONEY MARKET FUND
                                                                               ----------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                               ----------------------------
                                                                                   1997            1998
                                                                               ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ....................................................       $119,827        $577,123
  Net realized loss on investments sold and foreign currency transactions ..             --              --
  Change in net unrealized appreciation/depreciation of investments and
    foreign currency transactions ..........................................             --              --
                                                                               ------------    ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations ........        119,827         577,123
                                                                               ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .....................................       (119,827)       (577,123)
  Distribution in excess of net investment income ..........................             --              --
  Tax return of capital ....................................................             --              --
                                                                               ------------    ------------
    Total Distributions to Shareholders ....................................       (119,827)       (577,123)
                                                                               ------------    ------------
From Fund Share Transactions: **
  Shares sold ..............................................................      9,748,620      33,372,181
  Shares issued to shareholders in reinvestment of distributions ...........        118,655         578,296
                                                                               ------------    ------------
                                                                                  9,867,275      33,950,477
  Less shares repurchased ..................................................     (1,696,845)    (25,808,161)
                                                                               ------------    ------------
    Net Increase ...........................................................      8,170,430       8,142,316
                                                                               ------------    ------------
Net Assets:
  Beginning of period ......................................................        206,628       8,377,058
                                                                               ------------    ------------
  End of period (including undistributed net investment income
    (distributions in excess) of ($300), ($18,355), ($7,414),
    none and $3, respectively) .............................................     $8,377,058     $16,519,374
                                                                               ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...........................        $0.0478         $0.0478
                                                                               ------------    ------------
  Per share distributions in excess of net investment income ...............             --              --
                                                                               ------------    ------------
  Tax return of capital ....................................................             --              --
                                                                               ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..............................................................      9,748,620      33,372,181
  Shares issued to shareholders in reinvestment of distributions ...........        118,655         578,296
                                                                               ------------    ------------
                                                                                  9,867,275      33,950,477
  Less shares repurchased ..................................................     (1,696,845)    (25,808,161)
                                                                               ------------    ------------
    Net Increase ...........................................................      8,170,430       8,142,316
                                                                               ============    ============

(1) Commenced operations on January 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                              V.A. INTERNATIONAL FUND
                                                                                 -------------------------------------------------
                                                                                  PERIOD
                                                                                   ENDED                  YEAR ENDED DECEMBER 31,
                                                                                DECEMBER 31,           ---------------------------
                                                                                   1996(1)               1997              1998
                                                                                  ---------            ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................................          $10.00               $11.23            $10.50
                                                                                  ---------            ---------         ---------
  Net Investment Income (2) ...............................................            0.07                 0.05              0.07
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions .........................            1.20                (0.13)             1.69
                                                                                  ---------            ---------         ---------
      Total from Investment Operations ....................................            1.27                (0.08)             1.76
                                                                                  ---------            ---------         ---------

  Less Distributions:
    Dividends from Net Investment Income ..................................           (0.04)               (0.01)            (0.07)
    Dividends in Excess of Net Investment Income ..........................              --                   --             (0.01)
    Distributions from Net Realized Gain on Investments Sold
      and Foreign Currency Transactions ...................................              --                (0.64)               --
                                                                                  ---------            ---------         ---------
      Total Distributions .................................................           (0.04)               (0.65)            (0.08)
                                                                                  ---------            ---------         ---------
  Net Asset Value, End of Period ..........................................          $11.23               $10.50            $12.18
                                                                                  =========            =========         =========
  Total Investment Return at Net Asset Value (3) ..........................           12.75%(5)            (0.54%)           16.75%
  Total Adjusted Investment Return at Net Asset Value (3,4) ...............           12.07%(5)            (1.43%)           14.77%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................................          $2,267               $3,792            $7,201
  Ratio of Expenses to Average Net Assets .................................            1.15%(6)             1.15%             1.15%
  Ratio of Adjusted Expenses to Average Net Assets (7) ....................            3.13%(6)             2.04%             3.13%
  Ratio of Net Investment Income to Average Net Assets ....................            2.03%(6)             0.43%             0.59%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (7) ................................................            0.05%(6)            (0.46%)           (1.39%)
  Portfolio Turnover Rate .................................................              14%                 273%               89%
  Fee Reduction Per Share (2) .............................................           $0.07                $0.10             $0.22

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                               V.A. REGIONAL
                                                                 BANK FUND
                                                              --------------
                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1998(1)
                                                                ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $10.00
                                                                ----------
  Net Investment Income (2) ...................................       0.09
  Net Realized and Unrealized Loss on Investments .............      (0.74)
                                                                ----------
      Total from Investment Operations ........................      (0.65)
                                                                ----------

  Less Distributions:
    Dividends from Net Investment Income ......................      (0.07)
    Distributions from Net Realized Gain on Investments Sold ..      (0.00)(8)
                                                                ----------
      Total Distributions .....................................      (0.07)
                                                                ----------
  Net Asset Value, End of Period ..............................      $9.28
                                                                ==========
  Total Investment Return at Net Asset Value (3) ..............      (6.43%)(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ...      (6.49%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................    $20,256
  Ratio of Expenses to Average Net Assets .....................       1.05%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ........       1.14%(6)
  Ratio of Net Investment Income to Average Net Assets ........       1.39%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) ................................................       1.30%(6)
  Portfolio Turnover Rate .....................................         28%
  Fee Reduction Per Share (2) .................................      $0.01

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                            V.A. FINANCIAL INDUSTRIES FUND
                                                                            ------------------------------
                                                                               PERIOD              YEAR
                                                                               ENDED               ENDED
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                               1997(1)              1998
                                                                             ----------          ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................................         $10.00              $13.44
                                                                             ----------          ----------
  Net Investment Income (2) ............................................           0.11                0.18
  Net Realized and Unrealized Gain on Investments
    and Foreign Currency Transactions ..................................           3.39                0.97
                                                                             ----------          ----------
      Total from Investment Operations .................................           3.50                1.15
                                                                             ----------          ----------

  Less Distributions:
    Dividends from Net Investment Income ...............................          (0.05)              (0.14)
    Distributions from Net Realized Gain on Investments Sold ...........          (0.01)              (0.00)(8)
                                                                             ----------          ----------
      Total Distributions ..............................................          (0.06)              (0.14)
                                                                             ----------          ----------
  Net Asset Value, End of Period .......................................         $13.44              $14.45
                                                                             ==========          ==========
  Total Investment Return at Net Asset Value (3) .......................          35.05%(5)            8.55%
  Total Adjusted Investment Return at Net Asset Value (3,4) ............          34.71%(5)              --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............................        $18,465             $54,569
  Ratio of Expenses to Average Net Assets ..............................           1.05%(6)            0.92%
  Ratio of Adjusted Expenses to Average Net Assets (7) .................           1.39%(6)              --
  Ratio of Net Investment Income to Average Net Assets .................           1.32%(6)            1.25%
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) ....           0.98%(6)              --
  Portfolio Turnover Rate ..............................................             11%                 38%
  Fee Reduction Per Share (2) ..........................................          $0.03                  --

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                             V.A. EMERGING GROWTH FUND
                                                                      ----------------------------------------
                                                                       PERIOD
                                                                        ENDED         YEAR ENDED DECEMBER 31,
                                                                      DECEMBER 31,   -------------------------
                                                                        1996(1)         1997            1998
                                                                      ---------      ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................      $10.00          $9.32          $10.35
                                                                      ---------      ---------       ---------
  Net Investment Income (Loss) (2) ................................        0.02          (0.02)          (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions .............................       (0.68)          1.05            1.71
                                                                      ---------      ---------       ---------
      Total from Investment Operations ............................       (0.66)          1.03            1.65
                                                                      ---------      ---------       ---------

  Less Distributions:
    Dividends from Net Investment Income ..........................       (0.02)         (0.00)(3)         PPP
                                                                      ---------      ---------       ---------
  Net Asset Value, End of Period ..................................       $9.32         $10.35          $12.00
                                                                      =========      =========       =========
  Total Investment Return at Net Asset Value (4) ..................       (6.62%)(6)     11.06%          15.94%
  Total Adjusted Investment Return at Net Asset Value (4,5) .......       (8.05%)(6)      9.34%          15.31%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................        $975         $3,841          $8,232
  Ratio of Expenses to Average Net Assets .........................        1.00%(7)       1.00%           1.00%
  Ratio of Adjusted Expenses to Average Net Assets (8) ............        5.19%(7)       2.72%           1.63%
  Ratio of Net Investment Income (Loss) to Average Net Assets .....        0.62%(7)      (0.16%)         (0.59%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (8)..       (3.57%)(7)     (1.88%)         (1.22%)
  Portfolio Turnover Rate .........................................          31%            79%             93%
  Fee Reduction Per Share (2) .....................................       $0.14          $0.17           $0.07

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                V.A. SPECIAL
                                                             OPPORTUNITIES FUND
                                                                -----------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                   1998(1)
                                                                  ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................     $10.00
                                                                  ---------
  Net Investment Income (2) ....................................       0.01
  Net Realized and Unrealized Gain on Investments ..............       1.03
                                                                  ---------
      Total from Investment Operations .........................       1.04
                                                                  ---------

  Less Distributions:
    Dividends from Net Investment Income .......................      (0.01)
    Tax Return of Capital ......................................      (0.00)(8)
                                                                  ---------
      Total Distributions ......................................      (0.01)
                                                                  ---------
  Net Asset Value, End of Period ...............................     $11.03
                                                                  =========
  Total Investment Return at Net Asset Value (3) ...............      10.35%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ....       7.17%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................     $1,779
  Ratio of Expenses to Average Net Assets ......................       1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .........       4.23%(6)
  Ratio of Net Investment Income to Average Net Assets .........       0.06%(6)
  Ratio of Adjusted Net Investment Loss to Average Net
    Assets (7) .................................................      (3.17%)(6)
  Portfolio Turnover Rate ......................................        103%
  Fee Reduction Per Share (2) ..................................      $0.33

(1) Commenced operations on January 7, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                        V.A. GROWTH FUND
                                                                          ---------------------------------------------
                                                                            PERIOD
                                                                            ENDED             YEAR ENDED DECEMBER 31,
                                                                          DECEMBER 31,      ---------------------------
                                                                            1996(1)            1997             1998
                                                                          ----------        ----------       ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................................       $10.00             $9.39           $10.73
                                                                          ----------        ----------       ----------
  Net Investment Loss (2) .............................................        (0.01)            (0.04)           (0.00)(8)
  Net Realized and Unrealized Gain (Loss) on Investments ..............        (0.60)             1.38             2.64
                                                                          ----------        ----------       ----------
      Total from Investment Operations ................................        (0.61)             1.34             2.64
                                                                          ----------        ----------       ----------

  Net Asset Value, End of Period ......................................        $9.39            $10.73           $13.37
                                                                          ==========        ==========       ==========
  Total Investment Return at Net Asset Value (3) ......................        (6.10%)(5)        14.27%           24.60%
  Total Adjusted Investment Return at Net Asset Value (3,4) ...........        (7.39%)(5)        12.90%           24.27%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............................         $994            $3,733          $10,372
  Ratio of Expenses to Average Net Assets .............................         1.00%(6)          1.00%            1.00%
  Ratio of Adjusted Expenses to Average Net Assets (7) ................         4.76%(6)          2.37%            1.33%
  Ratio of Net Investment Loss to Average Net Assets ..................        (0.23%)(6)        (0.39%)          (0.00%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (7) .....        (3.99%)(6)        (1.76%)          (0.33%)
  Portfolio Turnover Rate .............................................           68%              136%             176%
  Fee Reduction Per Share (2) .........................................        $0.13             $0.13            $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                V.A. GROWTH &
                                                                INCOME FUND
                                                                ------------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                   1998(1)
                                                                 ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................      $10.00
                                                                 ----------
  Net Investment Income (2) ...................................        0.11
  Net Realized and Unrealized Gain on Investments
    and Foreign Currency Transactions .........................        2.02
                                                                 ----------
      Total from Investment Operations ........................        2.13
                                                                 ----------

  Less Distributions:
    Dividends from Net Investment Income ......................       (0.10)
                                                                 ----------
  Net Asset Value, End of Period ..............................      $12.03
                                                                 ==========
  Total Investment Return at Net Asset Value (3) ..............       21.39%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ...       21.21%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................     $17,368
  Ratio of Expenses to Average Net Assets .....................        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ........        1.03%(6)
  Ratio of Net Investment Income to Average Net Assets ........        1.17%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) ................................................        0.99%(6)
  Portfolio Turnover Rate .....................................         242%
  Fee Reduction Per Share (2) .................................       $0.02

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                              V.A. INDEPENDENCE EQUITY FUND
                                                                                     ---------------------------------------------
                                                                                      PERIOD
                                                                                       ENDED              YEAR ENDED DECEMBER 31,
                                                                                     DECEMBER 31,       --------------------------
                                                                                       1996(1)             1997            1998
                                                                                     ----------         ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................................         $10.00             $11.11          $14.11
                                                                                     ----------         ----------      ----------
  Net Investment Income (2) ....................................................           0.06               0.16            0.10
  Net Realized and Unrealized Gain on Investments ..............................           1.12               3.23            3.90
                                                                                     ----------         ----------      ----------
      Total from Investment Operations .........................................           1.18               3.39            4.00
                                                                                     ----------         ----------      ----------

  Less Distributions:
    Dividends from Net Investment Income .......................................          (0.06)             (0.14)          (0.10)
    Distributions from Net Realized Gain on Investments Sold ...................          (0.01)             (0.25)          (0.27)
                                                                                     ----------         ----------      ----------
      Total Distributions ......................................................          (0.07)             (0.39)          (0.37)
                                                                                     ----------         ----------      ----------
  Net Asset Value, End of Period ...............................................         $11.11             $14.11          $17.74
                                                                                     ==========         ==========      ==========
  Total Investment Return at Net Asset Value (3) ...............................          11.78%(5)          30.68%          28.42%
  Total Adjusted Investment Return at Net Asset Value (3,4) ....................          10.66%(5)          30.04%             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................................         $1,149             $8,719         $26,691
  Ratio of Expenses to Average Net Assets ......................................           0.95%(6)           0.95%           0.95%
  Ratio of Adjusted Expenses to Average Net Assets (7) .........................           4.23%(6)           1.59%             --
  Ratio of Net Investment Income to Average Net Assets .........................           1.60%(6)           1.24%           0.65%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) .....          (1.68%)(6)          0.60%             --
  Portfolio Turnover Rate ......................................................             24%                53%             55%
  Fee Reduction Per Share (2) ..................................................          $0.12              $0.08              --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                             V.A. SOVEREIGN INVESTORS FUND
                                                                                      --------------------------------------------
                                                                                       PERIOD
                                                                                        ENDED             YEAR ENDED DECEMBER 31,
                                                                                     DECEMBER 31,       --------------------------
                                                                                        1996(1)            1997            1998
                                                                                      ----------        ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................        $10.00            $10.74          $13.59
                                                                                      ----------        ----------      ----------
  Net Investment Income (2) ......................................................          0.07              0.22            0.27
  Net Realized and Unrealized Gain on Investments ................................          0.76              2.82            2.00
                                                                                      ----------        ----------      ----------
      Total from Investment Operations ...........................................          0.83              3.04            2.27
                                                                                      ----------        ----------      ----------

  Less Distributions:
    Dividends from Net Investment Income .........................................         (0.07)            (0.18)          (0.25)
    Distributions from Net Realized Gain on Investments Sold .....................         (0.02)            (0.01)             --
                                                                                      ----------        ----------      ----------
      Total Distributions ........................................................         (0.09)            (0.19)          (0.25)
                                                                                      ----------        ----------      ----------
  Net Asset Value, End of Period .................................................        $10.74            $13.59          $15.61
                                                                                      ==========        ==========      ==========
  Total Investment Return at Net Asset Value (3) .................................          8.30%(5)         28.43%          16.88%
  Total Adjusted Investment Return at Net Asset Value (3,4) ......................          7.30%(5)         28.12%             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................        $1,111           $12,187         $34,170
  Ratio of Expenses to Average Net Assets ........................................          0.85%(6)          0.85%           0.74%
  Ratio of Adjusted Expenses to Average Net Assets (7) ...........................          3.78%(6)          1.16%             --
  Ratio of Net Investment Income to Average Net Assets ...........................          1.90%(6)          1.81%           1.88%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) .......         (1.03%)(6)         1.50%             --
  Portfolio Turnover Rate ........................................................            17%               11%             19%
  Fee Reduction Per Share (2) ....................................................         $0.11             $0.04              --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                 V.A. 500 INDEX FUND
                                                                                  ------------------------------------------------
                                                                                   PERIOD
                                                                                    ENDED                YEAR ENDED DECEMBER 31,
                                                                                 DECEMBER 31,         ----------------------------
                                                                                    1996(1)              1997              1998
                                                                                  ----------          ----------        ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................          $10.00              $10.44            $12.62
                                                                                  ----------          ----------        ----------
  Net Investment Income (2) ................................................            0.17                0.30              0.20
  Net Realized and Unrealized Gain on Investments and Financial
    Futures Contracts ......................................................            0.98                2.72              3.37
                                                                                  ----------          ----------        ----------
      Total from Investment Operations .....................................            1.15                3.02              3.57
                                                                                  ----------          ----------        ----------

  Less Distributions:
    Dividends from Net Investment Income ...................................           (0.16)              (0.30)            (0.20)
    Distributions from Net Realized Gain on Investments Sold ...............           (0.55)              (0.54)            (0.76)
                                                                                  ----------          ----------        ----------
      Total Distributions ..................................................           (0.71)              (0.84)            (0.96)
                                                                                  ----------          ----------        ----------
  Net Asset Value, End of Period ...........................................          $10.44              $12.62            $15.23
                                                                                  ==========          ==========        ==========
  Total Investment Return at Net Asset Value (3) ...........................           11.49%(5)           29.51%            28.44%
  Total Adjusted Investment Return at Net Asset Value (3,4) ................           11.25%(5)           29.27%            28.12%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................          $4,049             $20,008           $26,457
  Ratio of Expenses to Average Net Assets ..................................            0.60%(6)            0.36%             0.35%
  Ratio of Adjusted Expenses to Average Net Assets (7) .....................            1.31%(6)            0.60%             0.67%
  Ratio of Net Investment Income to Average Net Assets .....................            4.57%(6)            2.45%             1.44%
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) ........            3.86%(6)            2.21%             1.12%
  Portfolio Turnover Rate ..................................................              --                   9%               47%
  Fee Reduction Per Share (2) ..............................................           $0.03               $0.03             $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                    V.A. BOND FUND
                                                                                   -----------------------------------------------
                                                                                    PERIOD
                                                                                     ENDED                YEAR ENDED DECEMBER 31,
                                                                                  DECEMBER 31,         ---------------------------
                                                                                     1996(1)              1997             1998
                                                                                   ----------          ----------       ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................          $10.00              $10.19           $10.36
                                                                                   ----------          ----------       ----------
  Net Investment Income (2) .................................................            0.23                0.68             0.63
  Net Realized and Unrealized Gain on Investments ...........................            0.21                0.24             0.32
                                                                                   ----------          ----------       ----------
      Total from Investment Operations ......................................            0.44                0.92             0.95
                                                                                   ----------          ----------       ----------

  Less Distributions:
    Dividends from Net Investment Income ....................................           (0.23)              (0.68)           (0.63)
    Distributions from Net Realized Gain on Investments Sold ................           (0.02)              (0.07)           (0.17)
                                                                                   ----------          ----------       ----------
      Total Distributions ...................................................           (0.25)              (0.75)           (0.80)
                                                                                   ----------          ----------       ----------
  Net Asset Value, End of Period ............................................          $10.19              $10.36           $10.51
                                                                                   ==========          ==========       ==========
  Total Investment Return at Net Asset Value (3) ............................            4.42%(5)            9.30%            9.41%
  Total Adjusted Investment Return at Net Asset Value (3,4) .................            3.25%(5)            7.52%            8.82%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................................          $1,056              $3,682          $10,669
  Ratio of Expenses to Average Net Assets ...................................            0.75%(6)            0.75%            0.75%
  Ratio of Adjusted Expenses to Average Net Assets (7) ......................            4.15%(6)            2.53%            1.34%
  Ratio of Net Investment Income to Average Net Assets ......................            6.69%(6)            6.57%            5.93%
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .........            3.29%(6)            4.79%            5.34%
  Portfolio Turnover Rate ...................................................              45%                193%             367%
  Fee Reduction Per Share (2) ...............................................           $0.12               $0.18            $0.06

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                              V.A. STRATEGIC INCOME FUND
                                                                                   ------------------------------------------------
                                                                                    PERIOD
                                                                                     ENDED                YEAR ENDED DECEMBER 31,
                                                                                   DECEMBER 31,        ----------------------------
                                                                                     1996(1)              1997             1998
                                                                                   -----------         -----------      -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................           $10.00              $10.30           $10.47
                                                                                   -----------         -----------      -----------
  Net Investment Income (2) .................................................             0.27                0.91             0.85
  Net Realized and Unrealized Gain (Loss) on Investments and
    Financial Futures Contracts .............................................             0.36                0.26            (0.35)
                                                                                   -----------         -----------      -----------
      Total from Investment Operations ......................................             0.63                1.17             0.50
                                                                                   -----------         -----------      -----------

  Less Distributions:
    Dividends from Net Investment Income ....................................            (0.27)              (0.91)           (0.85)
    Distributions from Net Realized Gain on Investments Sold ................            (0.06)              (0.09)           (0.02)
                                                                                   -----------         -----------      -----------
      Total Distributions ...................................................            (0.33)              (1.00)           (0.87)
                                                                                   -----------         -----------      -----------
  Net Asset Value, End of Period ............................................           $10.30              $10.47           $10.10
                                                                                   ===========         ===========      ===========
  Total Investment Return at Net Asset Value (3) ............................             6.45%(5)           11.77%            4.92%
  Total Adjusted Investment Return at Net Asset Value (3,4) .................             5.96%(5)           11.25%            4.84%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................................           $2,131              $5,540          $15,019
  Ratio of Expenses to Average Net Assets ...................................             0.85%(6)            0.85%            0.85%
  Ratio of Adjusted Expenses to Average Net Assets (7) ......................             2.28%(6)            1.37%            0.93%
  Ratio of Net Investment Income to Average Net Assets ......................             7.89%(6)            8.77%            8.19%
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .........             6.46%(6)            8.25%            8.11%
  Portfolio Turnover Rate ...................................................               73%                110%              92%
  Fee Reduction Per Share (2) ...............................................            $0.05               $0.05            $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                          V.A. HIGH YIELD
                                                                             BOND FUND
                                                                             ---------
                                                                              PERIOD
                                                                               ENDED
                                                                            DECEMBER 31,
                                                                              1998(1)
                                                                             ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................................     $10.00
                                                                             ---------
  Net Investment Income (2) ...............................................       0.90
  Net Realized and Unrealized Loss on Investments and
    Foreign Currency Transactions .........................................      (1.82)
                                                                             ---------
      Total from Investment Operations ....................................      (0.92)
                                                                             ---------

  Less Distributions:
    Dividends from Net Investment Income ..................................      (0.84)
    Tax Return of Capital .................................................      (0.02)
                                                                             ---------
      Total Distributions .................................................      (0.86)
                                                                             ---------
  Net Asset Value, End of Period ..........................................      $8.22
                                                                             =========
  Total Investment Return at Net Asset Value (3) ..........................      (9.80%)(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ...............     (10.10%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................................     $8,120
  Ratio of Expenses to Average Net Assets .................................       0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ....................       1.15%(6)
  Ratio of Net Investment Income to Average Net Assets ....................       9.85%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .......       9.55%(6)
  Portfolio Turnover Rate .................................................        102%
  Fee Reduction Per Share (2) .............................................      $0.03

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                 V.A. WORLD BOND FUND
                                                                                   ------------------------------------------------
                                                                                     PERIOD
                                                                                      ENDED               YEAR ENDED DECEMBER 31,
                                                                                   DECEMBER 31,        ----------------------------
                                                                                     1996(1)              1997             1998
                                                                                   -----------         -----------      -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................           $10.00              $10.20            $9.74
                                                                                   -----------         -----------      -----------
  Net Investment Income (2) .................................................             0.20                0.59             0.52
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ...........................................             0.20               (0.46)            0.12
                                                                                   -----------         -----------      -----------
      Total from Investment Operations ......................................             0.40                0.13             0.64
                                                                                   -----------         -----------      -----------

  Less Distributions:
    Dividends from Net Investment Income ....................................            (0.20)              (0.21)           (0.30)
    Distributions in Excess of Net Investment Income ........................               --               (0.09)           (0.07)
    Tax Return of Capital ...................................................               --               (0.29)           (0.15)
                                                                                   -----------         -----------      -----------
      Total Distributions ...................................................            (0.20)              (0.59)           (0.52)
                                                                                   -----------         -----------      -----------
  Net Asset Value, End of Period ............................................           $10.20               $9.74            $9.86
                                                                                   ===========         ===========      ===========
  Total Investment Return at Net Asset Value (3) ............................             4.05%(5)            1.37%            6.76%
  Total Adjusted Investment Return at Net Asset Value (3,4) .................             3.30%(5)            0.07%            5.73%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................................           $2,083              $2,303           $2,677
  Ratio of Expenses to Average Net Assets ...................................             1.00%(6)            1.00%            1.00%
  Ratio of Adjusted Expenses to Average Net Assets (7) ......................             3.19%(6)            2.30%            2.03%
  Ratio of Net Investment Income to Average Net Assets ......................             5.83%(6)            5.98%            5.32%
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .........             3.64%(6)            4.68%            4.29%
  Portfolio Turnover Rate ...................................................               30%                176%              90%
  Fee Reduction Per Share (2) ...............................................            $0.08               $0.13            $0.10

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                 V.A. MONEY MARKET FUND
                                                                                   ------------------------------------------------
                                                                                    PERIOD
                                                                                     ENDED               YEAR ENDED DECEMBER 31,
                                                                                   DECEMBER 31,        ----------------------------
                                                                                     1996(1)              1997              1998
                                                                                   -----------         -----------      -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................            $1.00               $1.00            $1.00
                                                                                   -----------         -----------      -----------
  Net Investment Income (2) .................................................             0.02                0.05             0.05
                                                                                   -----------         -----------      -----------

  Less Distributions:
    Dividends from Net Investment Income ....................................            (0.02)              (0.05)           (0.05)
                                                                                   -----------         -----------      -----------
  Net Asset Value, End of Period ............................................            $1.00               $1.00            $1.00
                                                                                   ===========         ===========      ===========
  Total Investment Return at Net Asset Value (3) ............................             1.61%(5)            4.88%            4.87%
  Total Adjusted Investment Return at Net Asset Value (3,4) .................            (7.55%)(5)           4.36%              --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................................             $207              $8,377          $16,519
  Ratio of Expenses to Average Net Assets ...................................             0.75%(6)            0.75%            0.74%
  Ratio of Adjusted Expenses to Average Net Assets (7) ......................            27.48%(6)            1.27%              --
  Ratio of Net Investment Income to Average Net Assets ......................             4.68%(6)            4.86%            4.70%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) ..           (22.05%)(6)           4.34%              --
  Fee Reduction Per Share (2) ...............................................            $0.08               $0.00(8)            --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on December 31, 1998. It's divided into three main categories: common stocks and rights, preferred stocks and short-term investments. Common stocks and rights and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Australia (1.77%)
  Australia & New Zealand Banking Group Ltd.,
    American Depositary Receipt (ADR)
    (Banks - Foreign) ...........................................             2           $65
  National Australia Bank, Ltd. (Banks - Foreign) ...............           935        14,095
  News Corp., Ltd. (The) (Media) ................................         2,000        13,212
  News Corp., Ltd. (The) (ADR) (Media) ..........................         1,051        27,786
  Normandy Mining, Ltd. (Metal) .................................        15,990        14,796
  Telstra Corp., Ltd. (Telecommunications) ......................         9,508        44,455
  Westpac Banking Corp., Ltd. (Banks - Foreign)  ................         2,000        13,383
                                                                                  -----------
                                                                                      127,792
                                                                                  -----------
Belgium (3.65%)
  Electrabel SA (Utilities) .....................................           222        96,968
  Fortis AG (Insurance) .........................................           126        45,377
  Fortis AG (Certificate De Valeur Garantie) (Insurance)* .......            42           188
  Fortis AG (New shares) (Insurance)* ...........................            42             2
  PetroFina SA (Oil & Gas) ......................................            70        31,892
  Tractebel SA (Utilities) ......................................           458        88,367
                                                                                  -----------
                                                                                      262,794
                                                                                  -----------
Brazil (0.01%)
  Embratel Participacoes SA (ADR)
    (Telecommunications)* .......................................            10           139
  Tele Celular Sul Participacoes SA (ADR)
    (Telecommunications)* .......................................             1            17
  Tele Centro Oeste Celular Participacoes SA (ADR)
    (Telecommunications)* .......................................             3             9
  Tele Centro Sul Participacoes SA (ADR)
    (Telecommunications)* .......................................             2            84
  Tele Norte Leste Participacoes SA (ADR)
    (Telecommunications)* .......................................            10           124
  Tele Sudeste Celular Participacoes SA (ADR)
    (Telecommunications)* .......................................             2            41
  Telecomunicacoes Brasileiras SA (ADR)
    (Telecommunications) ........................................            10             1
  Telesp Celular Participacoes SA (ADR)
    (Telecommunications)* .......................................             4            70
  Telesp Participacoes SA (ADR)
    (Telecommunications)* .......................................            10           221
                                                                                  -----------
                                                                                          706
                                                                                  -----------
Canada (4.23%)
  BCE, Inc. (Telecommunications) ................................           315        11,922
  Bombardier, Inc. (Diversified Operations) .....................         4,526        65,144
  Canadian Imperial Bank of Commerce
    (Banks - Foreign) ...........................................         1,795        44,314
  Northern Telecom, Ltd. (Telecommunications) ...................         1,060        53,121
  Royal Bank of Canada (Banks - Foreign) ........................         1,156        57,655
  Toronto-Dominion Bank (Banks - Foreign) .......................         2,055        72,439
                                                                                  -----------
                                                                                      304,595
                                                                                  -----------
Denmark (0.95%)
  Novo Nordisk A/S (Medical) ....................................           210        27,717
  Tele Danmark A/S (Telecommunications) .........................           300        40,491
                                                                                  -----------
                                                                                       68,208
                                                                                  -----------
Finland (2.02%)
  Nokia AB (Telecommunications) .................................         1,195       145,303
                                                                                  -----------
France (18.26%)
  Accor SA (Leisure) ............................................           430        93,060
  Alstom SA (Machinery)* ........................................         1,362        31,912
  Axa SA (Insurance) ............................................           876       126,911
  Cap Gemini SA (Computers) .....................................           467        74,924
  Carrefour SA (Retail) .........................................            41        30,939
  Castorama Dubois (Retail) .....................................           222        50,626
  Danone SA (Food) ..............................................           400       114,470
  Elf Aquitaine SA (Oil & Gas) ..................................           629        72,676
  France Telecom SA (Telecommunications) ........................           755        59,957
  France Telecom SA (ADR) (Telecommunications) ..................           840        66,307
  L'Oreal SA (Cosmetics & Personal Care) ........................           121        87,433
  Legrand SA (Electronics) ......................................           115        30,462
  Pinault-Printemps-Redoute SA (Retail) .........................           600       114,613
  Promodes (Retail) .............................................            25        18,172
  Renault SA (Automobile / Trucks) ..............................           253        11,358
  Schneider SA (Machinery) ......................................           365        22,131
  Suez Lyonnaise des Eaux SA (Diversified Operations) ...........           450        92,398
  Synthelabo SA (Medical) .......................................            74        15,658
  Total SA (Oil & Gas) ..........................................           646        65,397
  Vivendi SA (Diversified Operations) ...........................           523       135,638
                                                                                  -----------
                                                                                    1,315,042
                                                                                  -----------
Germany (6.39%)
  Allianz AG (Insurance) ........................................           175        64,158
  Bayerische Hypo- und Vereinsbank AG (Banks - Foreign) .........           708        55,439
  Bayerische Motoren Werke AG (Automobile / Trucks) .............            60        46,550
  Bayerische Motoren Werke AG (New shares)
    (Automobile / Trucks)* ......................................            19        14,080
  Daimler-Chrysler AG (Automobile / Trucks) .....................           341        33,658
  Deutsche Telekom AG (Telecommunications) ......................           636        20,913
  Fresenius AG (Medical) ........................................            59        10,974
  Mannesmann AG (Machinery) .....................................           610        69,909
  Metro AG (Retail) .............................................           683        54,506
  Siemens AG (Diversified Operations) ...........................           409        26,382
  VEBA AG (Diversified Operations) ..............................           493        29,492
  Viag AG (Diversified Operations) ..............................            58        34,001
                                                                                  -----------
                                                                                      460,062
                                                                                  -----------
Hong Kong (0.94%)
  Cheung Kong Holdings Ltd. (Real Estate Operations) ............         1,000         7,196
  HSBC Holdings Plc (Banks - Foreign) ...........................           400         9,964
  Hutchison Whampoa Ltd. (Diversified Operations) ...............         1,000         7,067
  Sun Hung Kai Properties Ltd. (Real Estate Operations) .........         6,000        43,755
                                                                                  -----------
                                                                                       67,982
                                                                                  -----------
Ireland (2.63%)
  Allied Irish Banks Plc (ADR) (Banks - Foreign) ................         1,232       135,982
  Anglo Irish Bank Corp. Plc (Banks - Foreign) ..................         7,500        21,432
  CRH Plc (Building) ............................................         1,890        32,029
                                                                                  -----------
                                                                                      189,443
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
Italy (4.53%)
  Assicurazioni Generali SpA (Insurance) ........................           450       $18,779
  Banca Popolare di Brescia SpA (Banks - Foreign) ...............         1,400        34,123
  Credito Italiano SpA (Banks - Foreign) ........................        10,670        63,209
  Ente Nazionale Idrocarburi SpA (Oil & Gas) ....................         3,773        24,644
  Istituto Nazionale delle Assicurazioni SpA (Insurance) ........        11,876        31,352
  Telecom Italia Mobile SpA (Telecommunications) ................        11,679        86,174
  Telecom Italia SpA (Telecommunications) .......................         7,205        61,442
  Unione Immobiliare SpA (Real Estate Operations)* ..............        11,876         6,191
                                                                                  -----------
                                                                                      325,914
                                                                                  -----------
Japan (10.64%)
  Bank of Tokyo-Mitsubishi, Ltd. (Banks - Foreign) ..............         3,000        31,048
  Bridgestone Corp. (Rubber - Tires & Misc.) ....................         1,000        22,689
  Fuji Photo Film Co., Ltd. (Leisure) ...........................         1,000        37,152
  Fujitsu Ltd. (Computers) ......................................         2,000        26,625
  Honda Motor Co., Ltd. (Automobile / Trucks) ...................         1,000        32,817
  Ito-Yokado Co., Ltd. (Retail) .................................         1,000        69,881
  Kansai Electric Power Co., Inc. (Utilities) ...................         2,000        43,786
  Marui Co., Ltd. (Retail) ......................................         1,000        19,239
  Matsushita Electric Industrial Co., Ltd. (Electronics) ........         4,000        70,730
  Nippon Telegraph & Telephone Corp.
    (Telecommunications) ........................................             6        46,280
  Nomura Securities Co., Ltd. (Finance) .........................         3,000        26,139
  Sankyo Co., Ltd. (Medical) ....................................         1,000        21,849
  Secom Co., Ltd. (Protection - Safety Equip. & Svc.) ...........         1,000        82,795
  Sony Corp. (Electronics) ......................................           800        58,240
  Takeda Chemical Industries, Ltd. (Medical) ....................         1,000        38,479
  TDK Corp. (Electronics) .......................................         1,000        91,376
  Terumo Corp. (Medical) ........................................         2,000        47,059
                                                                                  -----------
                                                                                      766,184
                                                                                  -----------
Netherlands (4.84%)
  ABN AMRO Holding NV (ADR) (Banks - Foreign) ...................             4            87
  AEGON NV (Insurance) ..........................................           712        87,394
  Akzo Nobel NV (Chemicals) .....................................           520        23,665
  ING Groep NV (ADR) (Banks - Foreign) ..........................         1,740       108,206
  KPN NV (Telecommunications) ...................................           500        25,017
  Royal Dutch Petroleum Co. (Oil & Gas) .........................           337        16,772
  Royal Philips Electronics NV (Electronics) ....................         1,059        71,025
  TNT Post Groep NV (Transport)* ................................           500        16,102
                                                                                  -----------
                                                                                      348,268
                                                                                  -----------
Norway (0.76%)
  Norsk Hydro ASA (Oil & Gas) ...................................           500        16,911
  Orkla ASA (Diversified Operations) ............................         2,550        38,090
                                                                                  -----------
                                                                                       55,001
                                                                                  -----------
Portugal (1.76%)
  Electricidade de Portugal SA (Utilities) ......................         2,986        65,772
  Portugal Telecom SA (Telecommunications) ......................         1,327        60,870
                                                                                  -----------
                                                                                      126,642
                                                                                  -----------
Singapore (0.39%)
  Overseas-Chinese Banking Corp., Ltd. (Banks - Foreign) ........         3,050        20,690
  Singapore Telecommunications, Ltd.
    (Telecommunications) ........................................         5,000         7,632
                                                                                  -----------
                                                                                       28,322
                                                                                  -----------
Spain (4.30%)
  Argentaria SA (Banks - Foreign) ...............................         1,020        26,376
  Banco Bilbao Vizcaya SA (Banks - Foreign) .....................         1,418        22,200
  Banco Santander SA (Banks - Foreign) ..........................            32           635
  Centros Comerciales Pryca SA (Retail) .........................           690        21,362
  Endesa SA (Utilities) .........................................         1,181        31,245
  Iberdrola SA (Utilities) ......................................           742        13,862
  Repsol SA (Oil & Gas) .........................................           898        47,832
  Telefonica SA (Telecommunications)* ...........................         1,704        75,656
  TelePizza SA (Retail)* ........................................         7,400        70,293
                                                                                  -----------
                                                                                      309,461
                                                                                  -----------
Sweden (2.44%)
  Ericsson (LM) Telefonaktiebolaget
    (Telecommunications) ........................................         2,190        52,022
  Investor AB (Diversified Operations) ..........................         1,264        56,940
  Nordbanken Holding AB (Banks - Foreign) .......................         7,412        47,438
  Saab AB (Aerospace)* ..........................................           278         2,908
  Skandia Forsakrings AB (Insurance) ............................         1,050        16,025
                                                                                  -----------
                                                                                      175,333
                                                                                  -----------
Switzerland (7.39%)
  Adecco SA (Business Services - Misc.) .........................            88        40,166
  Alusuisse-Lonza Group AG (Containers)* ........................            10        11,647
  Barry Callebaut AG (Food)* ....................................            73        16,580
  Credit Suisse Group (Banks - Foreign) .........................            91        14,243
  Nestle SA (Food) ..............................................            56       121,890
  Novartis AG (Medical) .........................................            54       106,137
  UBS AG (Banks - Foreign)* .....................................           266        81,715
  Zurich Allied AG (Insurance)* .................................           189       139,924
                                                                                  -----------
                                                                                      532,302
                                                                                  -----------
United Kingdom (15.86%)
  Allied Zurich Plc (Insurance)* ................................           833        12,518
  Anglian Water Plc (B shares) (Utilities)* .....................         2,000         1,628
  British American Tobacco Plc (Tobacco) ........................           833         7,335
  British Petroleum Co. Plc (Oil & Gas) .........................         3,506        52,191
  British Telecommunications Plc (Telecommunications) ...........         3,250        49,190
  Diageo Plc (Beverages) ........................................         2,843        31,529
  Glaxo Wellcome Plc (Medical) ..................................         3,213       110,605
  Granada Group Plc (Diversified Operations) ....................         3,000        52,583
  Kingfisher Plc (Retail) .......................................         3,000        32,497
  Lloyds TSB Group Plc (Banks - Foreign) ........................         7,972       113,507
  Pearson Plc (Media) ...........................................         1,584        31,497
  Pennon Group Plc (Utilities) ..................................         1,000        19,339
  Royal & Sun Alliance Insurance Group Plc (Insurance) ..........         3,665        29,836
  Royal Bank of Scotland Group Plc (Banks - Foreign) ............         2,322        37,961
  Scottish Hydro-Electric Plc (Utilities) .......................         3,000        33,818
  SEMA Group Plc (Computers) ....................................         3,450        33,990
  SmithKline Beecham Plc (Medical) ..............................         7,047        97,666
  Tesco Plc (Retail) ............................................         8,000        23,260
  Thames Water Plc (Utilities) ..................................           830        15,996
  Unilever Plc (Consumer Products Misc.) ........................         9,700       109,103
  Vodafone Group Plc (Telecommunications) .......................         5,550        90,179
  WPP Group Plc (Advertising) ...................................        12,650        76,711
  Zeneca Group Plc (Medical) ....................................         1,814        79,022
                                                                                  -----------
                                                                                    1,141,961
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                                (Cost $5,870,493)        (93.76%)   6,751,315
                                                                        -------     ---------
RIGHTS
Spain (0.02%)
  Telefonica S.A. (Telecommunications)* .........................         1,704         1,511
                                                                                  -----------
                                                     TOTAL RIGHTS
                                                        (Cost $0)         (0.02%)       1,511
                                                                    -----------   -----------
                                   TOTAL COMMON STOCKS AND RIGHTS
                                                (Cost $5,870,493)        (93.78%)   6,752,826
                                                                    -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
PREFERRED STOCKS
Germany (0.37%)
  Henkel KGaA (Chemicals) .......................................           298       $26,642
                                                                                  -----------
                                           TOTAL PREFERRED STOCKS
                                                   (Cost $24,599)         (0.37%)      26,642
                                                                    -----------   -----------

                                              INTEREST                PAR VALUE
                                                RATE                (000S OMITTED)
                                                ----                --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.53%)
  Investment in a joint repurchase
    agreement transaction with
    SBC Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by
    U.S. Treasury Bonds, 7.50%
    thru 11.75% due 02-15-10
    thru 11-15-16 ) - Note B...........         4.75%                      $398       398,000
                                                                                     ---------
                          TOTAL SHORT-TERM INVESTMENTS                    (5.53%)     398,000
                                                                    -----------   -----------
                                     TOTAL INVESTMENTS                   (99.68%)   7,177,468
                                                                    -----------   -----------
                     OTHER ASSETS AND LIABILITIES, NET                    (0.32%)      23,046
                                                                    -----------   -----------
                                      TOTAL NET ASSETS                  (100.00%)  $7,200,514
                                                                    ===========   ===========

*Non-Income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at December 31, 1998 assigned to the various investment categories.

                                                           MARKET VALUE AS A %
INVESTMENT CATEGORIES                                      OF FUND NET ASSETS
---------------------                                      ------------------

  Advertising........................................               1.07%
  Aerospace..........................................               0.04
  Automobile/ Trucks.................................               1.92
  Banks - Foreign....................................              14.25
  Beverages..........................................               0.44
  Building...........................................               0.44
  Business Services - Misc. .........................               0.56
  Chemicals..........................................               0.70
  Computers..........................................               1.88
  Consumer Products Misc.............................               1.52
  Containers.........................................               0.16
  Cosmetics & Personal Care..........................               1.21
  Diversified Operations.............................               7.47
  Electronics........................................               4.47
  Finance............................................               0.36
  Food...............................................               3.51
  Insurance..........................................               7.95
  Leisure............................................               1.81
  Machinery..........................................               1.72
  Media..............................................               1.01
  Medical............................................               7.71
  Metal..............................................               0.21
  Oil & Gas..........................................               4.56
  Protection - Safety Equip. & Svc...................               1.15
  Real Estate Operations.............................               0.79
  Retail.............................................               7.02
  Rubber - Tires & Misc..............................               0.32
  Telecommunications.................................              13.88
  Tobacco............................................               0.10
  Transport..........................................               0.22
  Utilities..........................................               5.70
  Short-Term Investments.............................               5.53
                                                                   -----
                                    TOTAL INVESTMENTS              99.68%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

        John Hancock Funds - Declaration Trust -- V.A. Regional Bank Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION, STATE                                               SHARES         VALUE
--------------------------                                               ------         -----
COMMON STOCKS
Superregional Banks (7.80%)
  BankAmerica Corp. (NC) ........................................         6,050      $363,756
  KeyCorp. (OH) .................................................        11,375       364,000
  Mellon Bank Corp. (PA) ........................................         5,750       395,312
  Wells Fargo & Co. (CA) ........................................        11,425       456,286
                                                                                  -----------
                                                                                    1,579,354
                                                                                  -----------
Banks - United States (79.64%)
  Associated Banc-Corp. (WI) ....................................        14,743       504,026
  BancFirst Corp. (OK) ..........................................         8,900       319,287
  BancorpSouth, Inc. (MS) .......................................        11,950       215,847
  BancWest Corp. (HI) ...........................................         9,150       439,200
  Bank of the Ozarks, Inc. (AR) .................................        11,600       265,350
  BB&T Corp. (NC) ...............................................         3,500       141,094
  BNCCORP, Inc.* (ND) ...........................................        10,000       107,500
  Cascade Bancorp (OR) ..........................................        13,600       238,000
  CCB Financial Corp. (NC) ......................................         6,200       353,400
  Centura Banks, Inc. (NC) ......................................         4,575       340,266
  Chittenden Corp. (VT) .........................................         7,500       240,000
  City National Corp. (CA) ......................................        12,200       507,825
  CNB Bancshares, Inc. (IN) .....................................         6,180       288,142
  Colonial BancGroup, Inc. (AL) .................................        13,700       164,400
  Columbia Bancorp. (OR) ........................................         8,500        76,500
  Comerica, Inc. (MI) ...........................................         7,650       521,634
  Commerce Bancshares, Inc. (MO) ................................         1,000        42,500
  Community First Bankshares, Inc. (ND) .........................        10,450       220,103
  Compass Bancshares, Inc. (AL) .................................        10,700       407,269
  Crestar Financial Corp. (VA) ..................................         4,250       306,000
  Cullen / Frost Bankers, Inc. (TX) .............................         9,200       504,850
  First Security Corp. (UT) .....................................        18,550       433,606
  First Tennessee National Corp. (TN) ...........................         9,300       353,981
  First Virginia Banks, Inc. (VA) ...............................         6,000       282,000
  First Western Bancorp., Inc. (PA) .............................        11,125       353,219
  Firstar Corp. (WI) ............................................         1,000        93,250
  FirstMerit Corp. (OH) .........................................        18,800       505,250
  HUBCO, Inc. (NJ) ..............................................         6,512       196,174
  Imperial Bancorp. * (CA) ......................................        20,000       332,500
  Lamar Capital Corp. (MS) ......................................        15,500       155,000
  M & T Bank Corp. (NY) .........................................         1,075       557,858
  Marshall & Ilsley Corp. (WI) ..................................        11,400       666,188
  Mercantile Bankshares Corp. (MD) ..............................        12,500       481,250
  Mid-State Bancshares (CA) .....................................        13,000       364,000
  Mississippi Valley Bancshares, Inc. (MO) ......................         5,950       200,812
  North Fork Bancorp., Inc. (NY) ................................         8,750       209,453
  Old Kent Financial Corp. (MI) .................................         7,037       327,221
  Prosperity Banchares, Inc. (TX) ...............................        31,250       386,719
  Regions Financial Corp. (AL) ..................................         7,000       282,188
  Santa Barbara Bancorp. (CA) ...................................        13,625       350,844
  Security Bank Holding Co. (OR) ................................        10,750        94,063
  Silicon Valley Bancshares* (CA) ...............................         3,900        66,422
  SouthTrust Corp. (AL) .........................................         5,750       212,391
  Southwest Bancorp. of Texas, Inc.* (TX) .......................        15,000       268,125
  Sterling Bancshares, Inc. (TX) ................................        15,300       227,588
  Summit Bancshares, Inc. (TX) ..................................        13,800       255,300
  Sun Bancorp., Inc. * (NJ) .....................................        20,000       370,000
  TCF Financial Corp. (MN) ......................................        10,000       241,875
  Texas Regional Bancshares, Inc. (Class A) (TX)  ...............         9,600       240,600
  UST Corp. (MA) ................................................        15,125       356,383
  Vail Banks, Inc.* (CO) ........................................        15,500       188,906
  West Coast Bancorp. (OR) ......................................         9,130       191,730
  Westamerica Bancorp. (CA) .....................................         4,475       164,456
  Whitney Holding Corp. (LA) ....................................         5,800       217,500
  Zions Bancorp. (UT) ...........................................         4,850       302,519
                                                                                  -----------
                                                                                   16,132,564
                                                                                  -----------
Thrifts (7.82%)
  Charter One Financial, Inc. (OH) ..............................        17,780       493,381
  First Financial Holdings, Inc. (SC) ...........................        16,300       309,700
  InterWest Bancorp., Inc. (WA) .................................         7,387       163,437
  Reliance Bancorp, Inc. (NY) ...................................        12,000       333,750
  Washington Mutual, Inc. (WA) ..................................         7,425       283,542
                                                                                  -----------
                                                                                    1,583,810
                                                                                  -----------
                                                TOTAL COMMON STOCKS
                                                 (Cost $19,689,999)      (95.26%)  19,295,728
                                                                    -----------   -----------

                                               INTEREST                PAR VALUE
                                                 RATE                (000s OMITTED)
                                                 ----                --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.30%)
  Investment in a joint repurchase
    agreement transaction with
    SBC Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru 9.125%
    due 05-15-18 thru 08-15-23) - Note B. .....  4.75%                     $872       872,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% ........................                                           429
                                                                                  -----------
                          TOTAL SHORT-TERM INVESTMENTS                    (4.30%)     872,429
                                                                    -----------   -----------
                                     TOTAL INVESTMENTS                   (99.56%)  20,168,157
                                                                    -----------   -----------
                     OTHER ASSETS AND LIABILITIES, NET                    (0.44%)      88,260
                                                                    -----------   -----------
                                      TOTAL NET ASSETS                  (100.00%) $20,256,417
                                                                    ===========   ===========

** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Banks - Foreign (7.54%)
  Allied Irish Banks PLC, (American Depositary Receipt),
    (ADR) (Ireland) .............................................         9,000      $993,375
  Anglo Irish Bank Corp., PLC (Ireland) .........................       106,450       304,628
  Banca Nazionale del Lavoro (Italy) * ..........................        51,000       152,949
  Corporacion Bancaria de Espana SA (ADR) (Spain) ...............        12,930       665,895
  ING Groep NV (ADR) (Netherlands) ..............................        15,000       932,812
  Merita PLC (Finland) * ........................................       100,000       635,950
  Nordbanken Holding AB (Sweden) ................................        20,200       129,591
  Royal Bank of Canada (Canada) .................................         6,000       299,250
                                                                                  -----------
                                                                                    4,114,450
                                                                                  -----------
Banks - Midwest (0.49%)
  Oak Hill Financial, Inc. ......................................        15,000       270,000
                                                                                  -----------
Banks - Money Center (2.55%)
  Chase Manhattan Corp. .........................................         9,540       649,316
  Citigroup, Inc. ...............................................        15,000       742,500
                                                                                  -----------
                                                                                    1,391,816
                                                                                  -----------
Banks - Northeast (0.40%)
  Wilmington Trust Corp. ........................................         3,500       215,687
                                                                                  -----------
Banks - Southeast (2.36%)
  CCB Financial Corp. ...........................................         5,000       285,000
  First Tennessee National Corp. ................................        26,300     1,001,044
                                                                                  -----------
                                                                                    1,286,044
                                                                                  -----------
Banks - Super Regional (6.59%)
  BankBoston Corp. ..............................................        19,450       757,334
  KeyCorp .......................................................        26,371       843,872
  Wells Fargo Co. ...............................................        50,000     1,996,875
                                                                                  -----------
                                                                                    3,598,081
                                                                                  -----------
Banks - West (2.25%)
  City National Corp. ...........................................         6,400       266,400
  Westamerica Bancorp ...........................................        26,200       962,850
                                                                                  -----------
                                                                                    1,229,250
                                                                                  -----------
Broker Services (10.79%)
  Edwards (A.G.), Inc. ..........................................        44,725     1,666,006
  Freedom Securities Corp. ......................................        22,000       332,750
  Legg Mason, Inc. ..............................................        74,332     2,346,104
  Morgan Keegan, Inc. ...........................................        35,000       658,437
  Raymond James Financial, Inc. .................................        25,000       528,125
  Stifel Financial Corp. ........................................        34,100       355,919
                                                                                  -----------
                                                                                    5,887,341
                                                                                  -----------
Computer - Services (5.65%)
  BISYS Group, Inc. (The)* ......................................         9,000       464,625
  First Data Corp. ..............................................         7,500       237,656
  Fiserv, Inc.* .................................................        46,237     2,378,316
                                                                                  -----------
                                                                                    3,080,597
                                                                                  -----------
Finance - Investment Management (11.36%)
  Affiliated Managers Group, Inc. * .............................         7,500       224,063
  Conning Corp. .................................................        15,500       321,625
  Federated Investors, Inc. (Class B) ...........................        38,500       697,812
  Franklin Resources, Inc. ......................................        28,990       927,680
  John Nuveen Co. (The) (Class A) ...............................        18,000       668,250
  Morgan Stanley, Dean Witter & Co. .............................        12,000       852,000
  Price (T. Rowe) Associates, Inc. ..............................        41,000     1,404,250
  Waddell & Reed Financial, Inc. (Class A) ......................        42,081       996,794
  Waddell & Reed Financial, Inc. (Class B) ......................         4,653       108,182
                                                                                  -----------
                                                                                    6,200,656
                                                                                  -----------
Finance - Savings & Loan (0.35%)
  InterWest Bancorp., Inc. ......................................         8,550       189,169
                                                                                  -----------
Finance - SBIC & Commercial (1.50%)
  CIT Group, Inc. (The) (Class A) ...............................        25,725       818,376
                                                                                  -----------
Finance - Services Misc (6.63%)
  American Express Co. ..........................................        19,490     1,992,852
  FINOVA Group, Inc. (The) ......................................         7,600       409,925
  MBNA Corp. ....................................................        48,650     1,213,209
                                                                                  -----------
                                                                                    3,615,986
                                                                                  -----------
Insurance - Accident & Health (1.48%)
  Provident Cos., Inc. ..........................................        19,500       809,250
                                                                                  -----------
Insurance - Brokers (1.82%)
  Marsh & McLennan Cos., Inc. ...................................        17,000       993,437
                                                                                  -----------
Insurance - Diversified (1.87%)
  Aetna, Inc. ...................................................        13,000     1,022,125
                                                                                  -----------
Insurance - Life (7.34%)
  Hartford Life, Inc. (Class A) .................................         5,000       291,250
  Lincoln National Corp. ........................................         7,700       629,956
  MONY Group, Inc. (The)* .......................................        16,200       507,263
  Protective Life Corp. .........................................        10,000       398,125
  Reinsurance Group of America, Inc. * ..........................        13,000       910,000
  ReliaStar Financial Corp. .....................................         7,000       322,875
  Scottish Annuity & Life Holdings, Ltd.
    (Grand Cayman)* .............................................        20,000       275,000
  Torchmark Corp. ...............................................        19,000       670,938
                                                                                  -----------
                                                                                    4,005,407
                                                                                  -----------
Insurance - Multi Line (2.07%)
  Allmerica Financial Corp. .....................................        14,600       844,975
  Horace Mann Educators Corp. ...................................        10,000       285,000
                                                                                  -----------
                                                                                    1,129,975
                                                                                  -----------
Insurance - Property & Casualty (12.44%)
  Ace, Ltd. .....................................................        30,000     1,033,125
  Berkshire Hathaway, Inc. (Class A)* ...........................           263     1,837,500
  CNA Surety Corp. ..............................................        50,000       787,500
  Donegal Group, Inc. ...........................................        24,633       384,891
  EXEL Ltd. (Class A) (Bermuda) .................................         5,000       375,000
  Philadelphia Consolidated Holding Corp.* ......................        10,000       226,250
  Progressive Corp. (The) .......................................         4,000       677,500
  St. Paul Cos., Inc. ...........................................        22,700       788,825
  Travelers Property Casualty Corp. (Class A) ...................        21,900       678,900
                                                                                  -----------
                                                                                    6,789,491
                                                                                  -----------
Mortgage & RE Services (1.49%)
  Fannie Mae ....................................................        11,000       814,000
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
REIT - Equity Trust (7.45%)
  Brandywine Realty Trust .......................................        35,225      $629,647
  Colonial Properties Trust .....................................           500        13,313
  General Growth Properties, Inc. ...............................        24,000       909,000
  Glenborough Realty Trust, Inc. ................................        11,500       234,313
  Macerich Co. (The) ............................................        11,000       281,875
  New Plan Excel Realty Trust ...................................        14,400       319,500
  Prentiss Properties Trust .....................................        26,440       589,942
  SL Green Realty Corp. .........................................        23,000       497,375
  Spieker Properties, Inc. ......................................        17,000       588,625
                                                                                  -----------
                                                                                    4,063,590
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                               (Cost $48,367,959)        (94.42%)  51,524,729
                                                                    -----------   -----------

                                               INTEREST                PAR VALUE
                                                 RATE                (000s OMITTED)
                                                 ----                --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.20%)
  Investment in a joint repurchase
    agreement transaction with
    SBC Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru 9.125%
    due 05-15-18 thru 08-15-23) - Note B .....  4.75%                    $3,385     3,385,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% .......................                                            417
                                                                                  -----------
                         TOTAL SHORT-TERM INVESTMENTS                     (6.20%)   3,385,417
                                                                    -----------   -----------
                                    TOTAL INVESTMETNS                   (100.62%)  54,910,146
                                                                    -----------   -----------
                    OTHER ASSETS AND LIABILITIES, NET                     (0.62%)    (341,171)
                                                                    -----------   -----------
                                     TOTAL NET ASSETS                   (100.00%) $54,568,975
                                                                    ===========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Advertising (1.87%)
  Catalina Marketing Corp.* .....................................           800       $54,700
  Getty Images, Inc.* ...........................................         4,000        68,750
  Outdoor Systems, Inc.* ........................................         1,012        30,360
                                                                                  -----------
                                                                                      153,810
                                                                                  -----------
Automobile / Trucks (1.52%)
  Gentex Corp.* .................................................         2,600        52,000
  United Rentals, Inc.* .........................................         2,200        72,875
                                                                                  -----------
                                                                                      124,875
                                                                                  -----------
Banks - United States (0.49%)
  Greater Bay Bancorp ...........................................         1,200        40,500
                                                                                  -----------
Beverages (0.54%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ...............         1,000        44,687
                                                                                  -----------
Building (1.10%)
  Crossmann Communities, Inc.* ..................................         1,700        46,963
  D. R. Horton, Inc. ............................................         1,900        43,700
                                                                                  -----------
                                                                                       90,663
                                                                                  -----------
Business Services - Misc. (11.76%)
  Abacus Direct Corp.* ..........................................           700        31,850
  AnswerThink Consulting Group, Inc.* ...........................         2,500        67,187
  BARRA, Inc.* ..................................................         1,200        28,350
  Boron, LePore & Associates, Inc.* .............................         1,400        48,300
  Charles River Associates, Inc.* ...............................         1,900        41,562
  First Consulting Group, Inc* ..................................         2,300        47,150
  Forrester Research, Inc.* .....................................         1,600        70,000
  INSpire Insurance Solutions, Inc.* ............................         2,450        45,019
  Interim Services, Inc.* .......................................         2,300        53,762
  Lason, Inc.* ..................................................           700        40,731
  MAXIMUS, Inc.* ................................................         1,500        55,500
  MedQuist, Inc.* ...............................................         1,700        67,150
  META Group, Inc.* .............................................         2,400        71,400
  Metzler Group, Inc. (The)* ....................................         1,400        68,163
  On Assignment, Inc.* ..........................................         1,700        58,650
  ProBusiness Services, Inc.* ...................................         1,250        56,875
  Professional Detailing, Inc.* .................................         2,000        56,500
  Profit Recovery Group International, Inc. (The)* ..............         1,600        59,900
                                                                                  -----------
                                                                                      968,049
                                                                                  -----------
Computers (16.27%)
  AboveNet Communications, Inc.* ................................         1,500        31,500
  Advent Software, Inc.* ........................................         1,500        70,687
  ARIS Corp.* ...................................................         1,400        16,713
  Aspect Development, Inc.* .....................................         1,700        75,331
  BindView Development Corp.* ...................................         2,200        60,500
  Cognizant Technology Solutions Corp.* .........................         3,300       100,237
  Concentric Network Corp.* .....................................         1,400        46,550
  Concur Technologies, Inc.* ....................................           200         6,100
  Dendrite International, Inc.* .................................         1,800        44,944
  E*TRADE Group, Inc.* ..........................................           700        32,747
  Entrust Technologies, Inc.* ...................................           500        11,938
  Exchange Applications, Inc.* ..................................         2,600        51,025
  Exodus Communications, Inc.* ..................................           600        38,550
  Fundtech Ltd.* ................................................         3,000        61,875
  HNC Software, Inc.* ...........................................         1,000        40,437
  Hyperion Solutions Corp.* .....................................           640        11,520
  IDX Systems Corp.* ............................................         1,100        48,400
  IMRglobal Corp.* ..............................................         1,875        55,195
  International Network Services, Inc.* .........................         1,000        66,500
  Manhattan Associates, Inc. * ..................................         1,900        51,775
  MicroStrategy, Inc. (Class A)* ................................           300         9,450
  PSINet, Inc.* .................................................         1,100        22,963
  RealNetworks, Inc.* ...........................................           900        32,288
  SOFTWORKS, Inc.* ..............................................         7,800        55,087
  Symantec Corp.* ...............................................         1,800        39,150
  Verio, Inc.* ..................................................         1,800        40,275
  VeriSign, Inc.* ...............................................           450        26,606
  Visio Corp.* ..................................................         1,100        40,219
  Whittman-Hart, Inc.* ..........................................         2,800        77,350
  Wind River Systems, Inc.* .....................................         1,500        70,500
  Xoom, Inc.* ...................................................           100         3,300
                                                                                  -----------
                                                                                    1,339,712
                                                                                  -----------
Consumer Products - Misc. (0.55%)
  Select Comfort Corp.* .........................................         1,700        44,944
                                                                                  -----------
Containers (0.31%)
  Ivex Packaging Corp.* .........................................         1,100        25,575
                                                                                  -----------
Electronics (12.50%)
  Apex PC Solutions, Inc.* ......................................         1,600        46,200
  ATMI, Inc.* ...................................................         2,500        63,125
  Credence Systems Corp.* .......................................         2,200        40,700
  DuPont Photomasks, Inc.* ......................................           800        33,950
  Flextronics International Ltd.* ...............................         1,000        85,625
  L-3 Communications Holdings, Inc.* ............................           200         9,313
  Level One Communications, Inc.* ...............................         2,100        74,550
  Micrel, Inc.* .................................................         1,000        55,000
  Microwave Power Devices, Inc.* ................................         4,300        44,613
  National Computer Systems, Inc. ...............................         1,900        70,300
  National Instruments Corp.* ...................................         1,300        44,363
  Network Appliance, Inc.* ......................................         2,000        89,687
  Novellus Systems, Inc.* .......................................         1,200        59,400
  PMC-Sierra, Inc. (Canada)* ....................................           900        56,812
  PRI Automation, Inc.* .........................................         1,700        44,200
  RF Micro Devices, Inc.* .......................................         1,100        51,012
  Rambus, Inc.* .................................................           700        67,375
  SCM Microsystems, Inc.* .......................................         1,000        71,062
  Semtech Corp.* ................................................           600        21,525
                                                                                  -----------
                                                                                    1,028,812
                                                                                  -----------
Finance (1.49%)
  Financial Federal Corp.* ......................................         1,400        34,650
  Medallion Financial Corp. .....................................         2,800        40,075
  TeleBanc Financial Corp.* .....................................         1,400        47,600
                                                                                  -----------
                                                                                      122,325
                                                                                  -----------
Food (0.90%)
  American Italian Pasta Co. (Class A)* .........................         2,800        73,850
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
Funeral Services & Related (0.90%)
  Carriage Services, Inc. (Class A)* ............................         2,600       $73,937
                                                                                  -----------
Insurance (1.24%)
  Capital Re Corp. ..............................................         1,800        36,112
  Executive Risk, Inc. ..........................................         1,200        65,925
                                                                                  -----------
                                                                                      102,037
                                                                                  -----------
Leasing Companies (0.50%)
  Rollins Truck Leasing Corp. ...................................         2,800        41,300
                                                                                  -----------
Leisure (4.60%)
  Cinar Films, Inc. (Class B) (Canada)* .........................         2,600        65,975
  Family Golf Centers, Inc.* ....................................         2,200        43,450
  Imax Corp. (Canada)* ..........................................         2,000        63,250
  Premier Parks, Inc.* ..........................................         2,300        69,575
  Steiner Leisure, Ltd.* ........................................         2,450        78,400
  Travel Services International, Inc.* ..........................         1,900        57,950
                                                                                  -----------
                                                                                      378,600
                                                                                  -----------
Linen Supply & Related (0.65%)
  G & K Services, Inc. (Class A) ................................         1,000        53,250
                                                                                  -----------
Machinery (0.55%)
  Applied Power, Inc. (Class A) .................................         1,200        45,300
                                                                                  -----------
Media (5.72%)
  Adelphia Communications Corp. (Class A)* ......................         1,700        77,775
  Heftel Broadcasting Corp. (Class A)* ..........................           900        44,325
  Jacor Communications, Inc.* ...................................           400        25,750
  Metro Networks, Inc.* .........................................           900        38,362
  Network Event Theater, Inc.* ..................................         7,100        91,856
  Pegasus Communications Corp.* .................................         1,700        42,606
  Petersen Cos., Inc. (The) (Class A)* ..........................         1,500        50,812
  Saga Communications, Inc. (Class A)* ..........................         1,100        22,550
  Wiley (John) & Sons, Inc. (Class A) ...........................         1,600        77,300
                                                                                  -----------
                                                                                      471,336
                                                                                  -----------
Medical (9.93%)
  Alkermes, Inc.* ...............................................         2,100        46,594
  Alternative Living Services, Inc.* ............................         1,300        44,525
  American Healthcorp, Inc.* ....................................         3,000        29,438
  CareMatrix Corp.* .............................................         1,400        42,875
  Gilead Sciences, Inc.* ........................................         1,100        45,169
  Hanger Orthopedic Group, Inc.* ................................         2,600        58,500
  Human Genome Sciences, Inc.* ..................................         1,000        35,563
  IDEC Pharmaceuticals Corp.* ...................................         1,200        56,400
  IMPATH, Inc.* .................................................         1,200        31,800
  Inhale Therapeutic Systems* ...................................         1,600        52,800
  MiniMed, Inc.* ................................................           500        52,375
  Neurogen Corp.* ...............................................         2,000        35,000
  Ocular Sciences, Inc.* ........................................         1,700        45,475
  Perclose, Inc.* ...............................................         1,800        59,625
  Pharmacyclics, Inc.* ..........................................         1,800        45,900
  Province Healthcare Co.* ......................................           600        21,525
  Renal Care Group, Inc.* .......................................         1,900        54,744
  Res-Care, Inc.* ...............................................         2,400        59,250
                                                                                  -----------
                                                                                      817,558
                                                                                  -----------
Metal (0.42%)
  CompX International, Inc.* ....................................         1,300        34,288
                                                                                  -----------
Oil & Gas (1.97%)
  Core Laboratories N.V. (Netherlands)* .........................         2,200        42,075
  Dril-Quip, Inc.* ..............................................         1,900        33,725
  National-Oilwell, Inc.* .......................................         1,400        15,663
  Newfield Exploration Co.* .....................................         1,800        37,575
  Stone Energy Corp.* ...........................................           600        17,250
  Tuboscope, Inc.* ..............................................           200         1,625
  Veritas DGC, Inc.* ............................................         1,100        14,300
                                                                                  -----------
                                                                                      162,213
                                                                                  -----------
Pollution Control (1.15%)
  Eastern Environmental Services, Inc.* .........................         2,400        71,100
  Newpark Resources, Inc.* ......................................         3,500        23,844
                                                                                  -----------
                                                                                       94,944
                                                                                  -----------
Printing - Commercial (0.92%)
  Consolidated Graphics, Inc.* ..................................           700        47,294
  Mail-Well, Inc.* ..............................................         2,500        28,594
                                                                                  -----------
                                                                                       75,888
                                                                                  -----------
Retail (10.34%)
  99 Cents Only Stores* .........................................         1,343        65,975
  Abercrombie & Fitch Co. (Class A)* ............................           700        49,525
  Buckle, Inc. (The)* ...........................................         1,700        40,800
  Columbia Sportswear Co.* ......................................           700        11,813
  CSK Auto Corp.* ...............................................         2,200        58,712
  Duane Reade, Inc.* ............................................         1,100        42,350
  Eagle Hardware & Garden, Inc.* ................................         1,400        45,500
  Ethan Allen Interiors, Inc. ...................................         1,000        41,000
  Furniture Brands International, Inc.* .........................         1,500        40,875
  Garden Fresh Restaurant Corp.* ................................         2,400        34,500
  Hibbett Sporting Goods, Inc.* .................................         1,700        41,225
  Hot Topic, Inc.* ..............................................         1,800        23,175
  Linens `N Things, Inc.* .......................................         1,500        59,438
  Noodle Kidoodle, Inc.* ........................................         3,700        35,150
  O'Reilly Automotive, Inc.* ....................................         1,200        56,700
  P.F. Chang's China Bistro, Inc.* ..............................         2,200        50,050
  Saks, Inc.* ...................................................           800        25,250
  Stage Stores, Inc.* ...........................................         1,500        14,063
  Whole Foods Market, Inc.* .....................................         1,200        58,050
  Wild Oats Markets, Inc.* ......................................         1,800        56,700
                                                                                  -----------
                                                                                      850,851
                                                                                  -----------
Schools / Education (1.22%)
  Education Management Corp.* ...................................         2,600        61,425
  Strayer Education, Inc. .......................................         1,100        38,775
                                                                                  -----------
                                                                                      100,200
                                                                                  -----------
Telecommunications (4.60%)
  Allegiance Telecom, Inc.* .....................................         1,400        16,975
  Crown Castle International Corp.* .............................         3,400        79,900
  e.spire Communications, Inc.* .................................         4,400        28,050
  Global TeleSystems Group, Inc.* ...............................           800        44,600
  Metromedia Fiber Network, Inc. (Class A)* .....................         2,300        77,050
  NEXTLINK Communications, Inc. (Class A)* ......................         2,000        56,750
  Transaction Network Services, Inc.* ...........................         2,400        48,150
  WinStar Communications, Inc.* .................................           700        27,300
                                                                                  -----------
                                                                                      378,775
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
Textile (0.81%)
  Cutter & Buck, Inc.* ..........................................         1,800       $67,050
                                                                                  -----------
Transport (3.82%)
  Carey International, Inc.* ....................................         2,700        47,250
  Eagle USA Airfreight, Inc.* ...................................         2,200        53,900
  Expeditors International of Washington, Inc. ..................         1,400        58,800
  MotivePower Industries, Inc.* .................................         1,700        54,719
  United Road Services, Inc.* ...................................         2,900        53,287
  Westinghouse Air Brake Co. ....................................         1,900        46,431
                                                                                  -----------
                                                                                      314,387
                                                                                  -----------
Waste Disposal Service & Equip. (0.58%)
  Waste Connections, Inc.* ......................................         2,600        47,775
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                                (Cost $6,364,218)        (99.22%)   8,167,491
                                                                    -----------   -----------

                                                        INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                                       RATE      (000s OMITTED)    VALUE
-------------------                                       ----      --------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.20%)
  Investment in a joint repurchase
    agreement transaction with
    SBC Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru 9.125%
    due 05-15-18 thru 08-15-23) - Note B. ............      4.75%          $181      $181,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% ...............................                                    523
                                                                                  -----------
                                     TOTAL SHORT-TERM INVESTMENTS         (2.20%)     181,523
                                                                    -----------   -----------
                                                TOTAL INVESTMENTS       (101.42%)   8,349,014
                                                                    -----------   -----------
                                OTHER ASSETS AND LIABILITIES, NET         (1.42%)    (117,125)
                                                                    -----------   -----------
                                                 TOTAL NET ASSETS       (100.00%)  $8,231,889
                                                                    ===========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Special Opportunities Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Advertising (2.38%)
  Lamar Advertising Co.* ........................................           500       $18,625
  Outdoor Systems, Inc.* ........................................           790        23,700
                                                                                  -----------
                                                                                       42,325
                                                                                  -----------
Automobile / Trucks (0.93%)
  Avis Rent A Car, Inc.* ........................................           685        16,568
                                                                                  -----------
Banks - United States (4.14%)
  First American Corp. ..........................................           380        16,862
  First Tennessee National Corp. ................................           475        18,080
  FirstMerit Corp. ..............................................           310         8,331
  Northern Trust Corp. ..........................................           200        17,463
  Wilmington Trust Corp. ........................................           210        12,941
                                                                                  -----------
                                                                                       73,677
                                                                                  -----------
Business Services - Misc. (2.50%)
  ACNielsen Corp.* ..............................................           130         3,673
  Interim Services, Inc. * ......................................           700        16,363
  Modis Professional Services, Inc.* ............................           920        13,340
  Select Appointments Holdings PLC, (American Depositary
    Receipts), (ADR) (United Kingdom) ...........................           515        11,072
                                                                                  -----------
                                                                                       44,448
                                                                                  -----------
Computers (23.11%)
  Ascend Communications, Inc.* ..................................           575        37,806
  BEA Systems, Inc.* ............................................           725         8,881
  BMC Software, Inc.* ...........................................           145         6,462
  Cadence Design Systems, Inc.* .................................           420        12,495
  Cambridge Technology Partners, Inc.* ..........................           275         6,084
  Citrix Systems, Inc.* .........................................           225        21,839
  Compuware Corp.* ..............................................           200        15,625
  DST Systems, Inc.* ............................................           150         8,559
  E*TRADE Group, Inc.* ..........................................           200         9,356
  Edwards (J.D.) & Co.* .........................................           480        13,620
  EMC Corp.* ....................................................           460        39,100
  Excite, Inc.* .................................................           100         4,206
  Fiserv, Inc.* .................................................           360        18,518
  IDX Systems Corp.* ............................................           200         8,800
  Infoseek Corp.* ...............................................           230        11,356
  Keane, Inc.* ..................................................           400        15,975
  Lexmark International Group, Inc. (Class A)* ..................           260        26,130
  Micron Electronics, Inc.* .....................................           620        10,734
  Network Associates, Inc.* .....................................           375        24,844
  Novell, Inc.* .................................................           900        16,312
  Quantum Corp.* ................................................           700        14,875
  Sterling Commerce, Inc.* ......................................           400        18,000
  SunGard Data Systems, Inc.* ...................................           500        19,844
  Unisys Corp.* .................................................           605        20,835
  Wang Laboratories, Inc.* ......................................           750        20,812
                                                                                  -----------
                                                                                      411,068
                                                                                  -----------
Cosmetics & Personal Care (1.05%)
  Dial Corp. (The) ..............................................           650        18,769
                                                                                  -----------
Electronics (8.83%)
  Analog Devices, Inc.* .........................................           530        16,629
  Applied Materials, Inc.* ......................................           200         8,538
  Artesyn Technologies, Inc.* ...................................           675         9,450
  Jabil Circuit, Inc.* ..........................................           370        27,611
  Linear Technology Corp. .......................................           110         9,852
  Maxim Intergrated Products, Inc.* .............................           200         8,737
  Novellus Systems, Inc.* .......................................           150         7,425
  Sanmina Corp.* ................................................           375        23,437
  SCI Systems, Inc.* ............................................           305        17,614
  Vitesse Semiconductor Corp.* ..................................           180         8,213
  Waters Corp.* .................................................           225        19,631
                                                                                  -----------
                                                                                      157,137
                                                                                  -----------
Finance (3.36%)
  Charter One Financial, Inc. ...................................           559        15,512
  CIT Group, Inc. (The) (Class A) ...............................           530        16,861
  Concord EFS, Inc.* ............................................           355        15,043
  FINOVA Group, Inc. (The) ......................................           230        12,406
                                                                                  -----------
                                                                                       59,822
                                                                                  -----------
Food (0.79%)
  Aurora Foods, Inc.* ...........................................           490         9,708
  International Home Foods, Inc.* ...............................           260         4,388
                                                                                  -----------
                                                                                       14,096
                                                                                  -----------
Funeral Services & Related (0.71%)
  Loewen Group, Inc. (Canada) ...................................         1,500        12,656
                                                                                  -----------
Furniture (0.89%)
  Leggett & Platt, Inc. .........................................           720        15,840
                                                                                  -----------
Household (1.03%)
  WestPoint Stevens, Inc.* ......................................           580        18,306
                                                                                  -----------
Insurance (8.40%)
  Ace, Ltd. (Bermuda) ...........................................           575        19,802
  Allmerica Financial Corp. .....................................           350        20,256
  CMAC Investment Corp. .........................................           175         8,039
  Executive Risk, Inc. ..........................................           270        14,833
  EXEL Ltd. (Class A) (Bermuda) .................................           194        14,550
  Horace Mann Educators Corp. ...................................           310         8,835
  Mutual Risk Management Ltd. ...................................           525        20,541
  Provident Cos., Inc. ..........................................           230         9,545
  Reinsurance Group of America, Inc. ............................           300        18,225
  ReliaStar Financial Corp. .....................................           195         8,994
  UNUM Corp. ....................................................           100         5,838
                                                                                  -----------
                                                                                      149,458
                                                                                  -----------
Leisure (0.68%)
  Hasbro, Inc. ..................................................           335        12,102
                                                                                  -----------
Media (3.83%)
  Chancellor Media Corp. (Class A)* .............................           400        19,150
  Clear Channel Communications, Inc.* ...........................           350        19,075
  Infinity Broadcasting Corp. (Class A)* ........................           550        15,056
  Univision Communications, Inc. (Class A)* .....................           410        14,837
                                                                                  -----------
                                                                                       68,118
                                                                                  -----------
Medical (12.75%)
  Allegiance Corp. ..............................................           250        11,656
  Covance, Inc.* ................................................           200         5,825
  Elan Corp., PLC (ADR) (Ireland)* ..............................           280        19,478

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
Medical (continued)
  Forest Laboratories, Inc.* ....................................           330       $17,552
  Genzyme Corp.* ................................................           505        25,124
  Genzyme Molecular Oncology* ...................................            59           192
  HCR Manor Care, Inc.* .........................................           520        15,275
  Health Management Associates, Inc. (Class A)* .................           787        17,019
  HEALTHSOUTH Corp.* ............................................         1,220        18,834
  Mylan Laboratories, Inc. ......................................           825        25,987
  Omnicare, Inc. ................................................           655        22,761
  STERIS Corp.* .................................................           540        15,356
  Stryker Corp. .................................................           280        15,418
  Total Renal Care Holdings, Inc. * .............................           550        16,259
                                                                                  -----------
                                                                                      226,736
                                                                                  -----------
Office (1.25%)
  Office Depot, Inc.* ...........................................           600        22,163
                                                                                  -----------
Oil & Gas (0.97%)
  Anadarko Petroleum Corp. ......................................           110         3,396
  Apache Corp. ..................................................           380         9,619
  Noble Affiliates, Inc. ........................................           170         4,186
                                                                                  -----------
                                                                                       17,201
                                                                                  -----------
Pollution Control (0.68%)
  US Filter Corp.* ..............................................           530        12,125
                                                                                  -----------
Retail (7.94%)
  Amazon.com, Inc.* .............................................            30         9,637
  Best Buy Co., Inc.* ...........................................           100         6,138
  Circuit City Stores-Circuit City Group ........................           250        12,484
  CVS Corp. .....................................................           410        22,550
  Meyer (Fred), Inc. * ..........................................           465        28,016
  Richfood Holdings, Inc. .......................................           815        16,911
  Rite Aid Corp. ................................................           400        19,825
  Staples, Inc.* ................................................           295        12,888
  SYSCO Corp. ...................................................           200         5,488
  Williams-Sonoma, Inc.* ........................................           180         7,256
                                                                                  -----------
                                                                                      141,193
                                                                                  -----------
Telecommunications (7.27%)
  American Tower Corp. (Class A)* ...............................           625        18,477
  Comverse Technology, Inc.* ....................................           170        12,070
  Global Crossing Ltd.* .........................................           450        20,306
  Global TeleSystems Group, Inc.* ...............................           240        13,380
  ICG Communications, Inc.* .....................................           475        10,212
  Intermedia Communications, Inc.* ..............................           460         7,935
  McLeodUSA, Inc. (Class A)* ....................................           525        16,406
  NEXTLINK Communications, Inc. (Class A)* ......................           460        13,052
  Qwest Communications International, Inc.* .....................           130         6,500
  Tel-Save Holdings, Inc.* ......................................           660        11,055
                                                                                  -----------
                                                                                      129,393
                                                                                  -----------
Utilities (0.49%)
  Montana Power Co. .............................................           155         8,767
                                                                                  -----------
Waste Disposal Service & Equip. (0.76%)
  Republic Services, Inc. (Class A)* ............................           735        13,552
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                                (Cost $1,455,691)        (94.74%)   1,685,520
                                                                         ------   -----------

                                                        INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                                       RATE      (000s OMITTED)    VALUE
-------------------                                       ----      --------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.85%)
  Investment in a joint repurchase
    agreement transaction with SBC
    Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru 9.125%
    due 05-15-18 thru 08-15-23) - Note B..............      4.75%          $104      $104,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% ...............................                                     57
                                                                                  -----------
                                     TOTAL SHORT-TERM INVESTMENTS         (5.85%)     104,057
                                                                    -----------   -----------
                                                TOTAL INVESTMENTS       (100.59%)   1,789,577
                                                                    -----------   -----------
                                OTHER ASSETS AND LIABILITIES, NET         (0.59%)     (10,506)
                                                                    -----------   -----------
                                                 TOTAL NET ASSETS       (100.00%)  $1,779,071
                                                                    ===========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Advertising (0.38%)
  Outdoor Systems, Inc.* ........................................         1,300       $39,000
                                                                                  -----------
Aerospace (0.26%)
  Raytheon Co. (Class B) ........................................           500        26,625
                                                                                  -----------
Banks - United States (2.30%)
  Bank One Corp. ................................................         2,800       142,975
  Wells Fargo Co. ...............................................         2,400        95,850
                                                                                  -----------
                                                                                      238,825
                                                                                  -----------
Broker Services (1.83%)
  Bear Stearns Cos., Inc. .......................................           800        29,900
  Merrill Lynch & Co., Inc. .....................................         2,400       160,200
                                                                                  -----------
                                                                                      190,100
                                                                                  -----------
Business Services - Misc (0.99%)
  Paychex, Inc. .................................................         2,000       102,875
                                                                                  -----------
Computers (31.40%)
  3Com Corp.* ...................................................         3,000       134,437
  Automatic Data Processing, Inc. ...............................         2,700       216,506
  Cisco Systems, Inc.* ..........................................         4,700       436,219
  Compaq Computer Corp. .........................................        10,700       448,731
  EMC Corp.* ....................................................         5,300       450,500
  International Business Machines Corp. .........................         2,800       517,300
  Microsoft Corp.* ..............................................         3,000       416,063
  Novell, Inc.* .................................................         4,000        72,500
  Quantum Corp.* ................................................         1,700        36,125
  Seagate Technology, Inc.* .....................................         2,400        72,600
  Sun Microsystems, Inc.* .......................................           300        25,687
  Unisys Corp.* .................................................        12,500       430,469
                                                                                  -----------
                                                                                    3,257,137
                                                                                  -----------
Diversified Operations (3.27%)
  Tyco International Ltd. .......................................         4,500       339,469
                                                                                  -----------
Electronics (4.86%)
  General Electric Co. ..........................................         3,200       326,600
  Intel Corp. ...................................................         1,500       177,844
                                                                                  -----------
                                                                                      504,444
                                                                                  -----------
Finance (2.27%)
  Morgan Stanley, Dean Witter & Co. .............................         2,200       156,200
  Providian Financial Corp. .....................................         1,050        78,750
                                                                                  -----------
                                                                                      234,950
                                                                                  -----------
Media (1.16%)
  Clear Channel Communications, Inc.* ...........................         2,200       119,900
                                                                                  -----------
Medical (12.73%)
  Abbott Laboratories ...........................................         6,000       294,000
  Johnson & Johnson .............................................         1,100        92,262
  Merck & Co., Inc. .............................................         2,300       339,681
  Schering-Plough Corp. .........................................         6,000       331,500
  Warner-Lambert Co. ............................................         3,500       263,156
                                                                                  -----------
                                                                                    1,320,599
                                                                                  -----------
Mortgage Banking (4.72%)
  Fannie Mae ....................................................         4,000       296,000
  Freddie Mac ...................................................         3,000       193,313
                                                                                  -----------
                                                                                      489,313
                                                                                  -----------
Office (0.64%)
  Pitney Bowes, Inc. ............................................         1,000        66,063
                                                                                  -----------
Retail (19.75%)
  Albertson's, Inc. .............................................         3,800       242,013
  Costco Cos., Inc.* ............................................         5,000       360,937
  Dayton Hudson Corp. ...........................................           500        27,125
  Home Depot, Inc. (The) ........................................         5,600       342,650
  Kroger Co.* ...................................................         4,000       242,000
  Rite Aid Corp. ................................................         4,500       223,031
  Wal-Mart Stores, Inc. .........................................         5,200       423,475
  Walgreen Co. ..................................................         3,200       187,400
                                                                                  -----------
                                                                                    2,048,631
                                                                                  -----------
Soap & Cleaning Preparations (1.52%)
  Colgate-Palmolive Co. .........................................         1,700       157,888
                                                                                  -----------
Telecommunications (6.28%)
  MCI WorldCom, Inc.* ...........................................         6,500       466,375
  Tellabs, Inc.* ................................................         2,700       185,119
                                                                                  -----------
                                                                                      651,494
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                                (Cost $7,643,670)        (94.36%)   9,787,313
                                                                        -------   -----------

                                                        INTEREST      PAR VALUE
                                                          RATE      (000s OMITTED)
                                                          ----      --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.68%)
  Investment in a joint repurchase
    agreement transaction with SBC
    Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru 9.125%
    due 05-15-18 thru 08-15-23) - Note B..............      4.75%          $589       589,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00%................................                                      4
                                                                                  -----------
                                     TOTAL SHORT-TERM INVESTMENTS         (5.68%)     589,004
                                                                        -------   -----------
                                                TOTAL INVESTMENTS       (100.04%)  10,376,317
                                                                        -------   -----------
                                OTHER ASSETS AND LIABILITIES, NET         (0.04%)      (4,500)
                                                                        -------   -----------
                                                 TOTAL NET ASSETS       (100.00%) $10,371,817
                                                                        =======   ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth & Income Fund on December 31, 1998. It's divided into three main categories: common stocks and rights, preferred stocks and short-term investments. Common stocks and rights and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Aerospace (0.10%)
  United Technologies Corp. .....................................           152       $16,530
                                                                                  -----------
Banks - United States (2.55%)
  PNC Bank Corp. ................................................         5,000       270,625
  TCF Financial Corp. ...........................................         7,150       172,941
                                                                                  -----------
                                                                                      443,566
                                                                                  -----------
Broker Services (0.87%)
  Bear Stearns Cos., Inc. .......................................         3,000       112,125
  Paine Webber Group, Inc. ......................................         1,000        38,625
                                                                                  -----------
                                                                                      150,750
                                                                                  -----------
Building (3.31%)
  Masco Corp. ...................................................        20,000       575,000
                                                                                  -----------
Business Services - Misc (1.73%)
  Nielsen Media Research, Inc. ..................................        16,667       300,000
                                                                                  -----------
Chemicals (2.79%)
  Monsanto Co. ..................................................         5,300       251,750
  Solutia, Inc. .................................................        10,375       232,141
                                                                                  -----------
                                                                                      483,891
                                                                                  -----------
Computers (7.01%)
  Cisco Systems, Inc.* ..........................................         1,000        92,812
  Computer Associates International, Inc. .......................         9,900       421,987
  Electronic Data Systems Corp. .................................         7,000       351,750
  International Business Machines Corp. .........................           255        47,111
  Netscape Communications Corp.* ................................         5,000       303,750
                                                                                  -----------
                                                                                    1,217,410
                                                                                  -----------
Electronics (3.86%)
  Arrow Electronics, Inc. .......................................        12,000       320,250
  SCI Systems, Inc* .............................................         6,070       350,542
                                                                                  -----------
                                                                                      670,792
                                                                                  -----------
Energy (0.18%)
  CalEnergy Co., Inc* ...........................................           899        31,184
                                                                                  -----------
Finance (6.97%)
  Ambac Financial Group, Inc. ...................................         5,200       312,975
  Citigroup, Inc. ...............................................         4,921       243,589
  Federated Investors, Inc. (Class B) ...........................        35,000       634,375
  Morgan Stanley, Dean Witter, Discover & Co. ...................           286        20,306
                                                                                  -----------
                                                                                    1,211,245
                                                                                  -----------
Insurance (14.98%)
  Ace, Ltd. (Bermuda) ...........................................        29,000       998,688
  Allstate Corp. (The) ..........................................         1,264        48,822
  Everest Reinsurance Holdings, Inc. ............................         4,000       155,750
  Executive Risk, Inc. ..........................................         5,000       274,687
  Financial Security Assurance Holdings Ltd. ....................         7,860       426,405
  MBIA, Inc. ....................................................         2,500       163,906
  Mitsui Marine and Fire Insurance Co., Ltd. (Japan) ............         6,500        34,288
  Progressive Corp. .............................................           705       119,409
  UNUM Corp. ....................................................         6,500       379,437
                                                                                  -----------
                                                                                    2,601,392
                                                                                  -----------
Leisure (5.54%)
  Galileo International, Inc. ...................................         5,185       225,548
  Mattel, Inc. ..................................................        32,300       736,844
                                                                                  -----------
                                                                                      962,392
                                                                                  -----------
Media (6.86%)
  Central Newspapers, Inc. (Class A) ............................         2,300       164,306
  Harcourt General, Inc. ........................................         2,349       124,937
  Scripps (E.W.) Co. (Class A) ..................................        10,000       497,500
  Washington Post Co. (The) (Class B) ...........................           700       404,556
                                                                                  -----------
                                                                                    1,191,299
                                                                                  -----------
Medical (9.56%)
  American Home Products Corp. ..................................        10,022       564,364
  Johnson & Johnson .............................................           186        15,601
  Lilly (Eli) & Co. .............................................           318        28,262
  Shire Pharmaceuticals Group Plc (United Kingdom)* .............         4,000        25,656
  Total Renal Care Holdings, Inc. * .............................        30,000       886,875
  Warner-Lambert Co. ............................................           678        50,977
  Wellpoint Health Networks, Inc.* ..............................         1,020        88,740
                                                                                  -----------
                                                                                    1,660,475
                                                                                  -----------
Mortgage Banking (0.18%)
  Fannie Mae ....................................................           201        14,874
  Freddie Mac ...................................................           267        17,205
                                                                                  -----------
                                                                                       32,079
                                                                                  -----------
Oil & Gas (1.84%)
  Mobil Corp. ...................................................           272        23,698
  Schlumberger Ltd. .............................................         3,000       138,375
  Triton Energy Ltd. ............................................         5,800        46,038
  YPF Sociedad Anonima, American Depository Reciept
    (ADR) (Argentina) ...........................................         4,000       111,750
                                                                                  -----------
                                                                                      319,861
                                                                                  -----------
Retail (2.71%)
  SYSCO Corp. ...................................................         2,044        56,082
  Tiffany & Co. .................................................         8,000       415,000
                                                                                  -----------
                                                                                      471,082
                                                                                  -----------
Telecommunications (10.76%)
  AirTouch Communications, Inc. * ...............................           700        50,488
  AT&T Corp. ....................................................         8,600       647,150
  Commonwealth Telephone Enterprises, Inc. ......................        20,000       670,000
  MCI WorldCom, Inc.* ...........................................           505        36,234
  MediaOne Group, Inc. * ........................................         9,900       465,300
                                                                                  -----------
                                                                                    1,869,172
                                                                                  -----------
Tobacco (0.16%)
  Philip Morris Cos., Inc. ......................................           520        27,820
                                                                                  -----------
Transport (1.29%)
  GATX Corp. ....................................................         4,336       164,226
  Northwest Airlines Corp. (Class A)* ...........................         2,328        59,510
                                                                                  -----------
                                                                                      223,736
                                                                                  -----------
Utilities (2.53%)
  ALLTEL Corp. ..................................................             1            30
  CMS Energy Corp. ..............................................           370        17,922
  Duke Energy Corp. .............................................           283        18,130
  Niagara Mohawk Power Corp.* ...................................        25,000       403,125
                                                                                  -----------
                                                                                      439,207
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                               (Cost $13,156,666)        (85.78%)  14,898,883
                                                                         ------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
RIGHTS
Oil & Gas (0.00%)
  Triton Energy Ltd.* ...........................................           418            $0
                                                                                  -----------
                                                     TOTAL RIGHTS
                                                        (Cost $0)         (0.00%)           0
                                                                    -----------   -----------
                                   TOTAL COMMON STOCKS AND RIGHTS
                                               (Cost $13,156,665)        (85.78%)  14,898,883
                                                                    -----------   -----------

PREFERRED STOCKS
Banks - Foreign (4.01%)
  Fuji JGB Inv LLC, 9.87%, Ser A (Japan) (R) ....................           940       695,600
                                                                                  -----------
                                           TOTAL PREFERRED STOCKS
                                                  (Cost $568,187)         (4.01%)     695,600
                                                                    -----------   -----------

                                                        INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                                       RATE      (000s OMITTED)    VALUE
-------------------                                       ----      --------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.74%)
  Investment in a joint repurchase
    agreement transacton with SBC
    Warburg, Inc - Dated 12-31-98,
    due 01-04-99. (Secured by U.S.
    Treasury Bonds, 6.250% thru
    9.125% due 05-15-18
    thru 08-15-23) - Note B...........................      4.75%          $476      $476,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investor's Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% ..........................................                         851
                                                                                  -----------
                                     TOTAL SHORT-TERM INVESTMENTS         (2.74%)     476,851
                                                                    -----------   -----------
                                                TOTAL INVESTMENTS        (92.53%)  16,071,334
                                                                    -----------   -----------
                                OTHER ASSETS AND LIABILITIES, NET         (7.47%)   1,296,918
                                                                    -----------   -----------
                                                 TOTAL NET ASSETS       (100.00%) $17,368,252
                                                                    ===========   ===========

**    Non-income producing security.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $695,600 or 4.01% of net assets as of December 31, 1998.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on December 31, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
COMMON STOCKS
Advertising (0.15%)
  Omnicom Group, Inc. ...........................................           700       $40,600
                                                                                  -----------
Aerospace (3.10%)
  Goodrich (B.F.) Co. ...........................................         2,400        86,100
  Lockheed Martin Corp. .........................................         2,500       211,875
  Sundstrand Corp. ..............................................         1,600        83,000
  United Technologies Corp. .....................................         4,100       445,875
                                                                                  -----------
                                                                                      826,850
                                                                                  -----------
Automobile / Trucks (1.92%)
  Dana Corp. ....................................................         3,600       147,150
  Ford Motor Co. ................................................         4,800       281,700
  Lear Corp.* ...................................................         1,300        50,050
  Ryder System, Inc. ............................................         1,300        33,800
                                                                                  -----------
                                                                                      512,700
                                                                                  -----------
Banks - United States (6.05%)
  BankAmerica Corp. .............................................         7,189       432,239
  Chase Manhattan Corp. .........................................         1,600       108,900
  Comerica, Inc. ................................................         3,400       231,837
  First Union Corp. .............................................         4,900       297,981
  Wells Fargo Co. ...............................................        13,600       543,150
                                                                                  -----------
                                                                                    1,614,107
                                                                                  -----------
Beverages (1.67%)
  PepsiCo, Inc. .................................................        10,900       446,219
                                                                                  -----------
Building (0.28%)
  Masco Corp. ...................................................         2,600        74,750
                                                                                  -----------
Chemicals (0.67%)
  Air Products & Chemicals, Inc. ................................         4,500       180,000
                                                                                  -----------
Computers (10.45%)
  Autodesk, Inc. ................................................         1,500        64,031
  Cadence Design Systems, Inc.* .................................         3,800       113,050
  Compaq Computer Corp. .........................................        13,200       553,575
  Computer Associates International, Inc. .......................         5,600       238,700
  Dell Computer Corp.* ..........................................         4,400       322,025
  International Business Machines Corp. .........................         3,000       554,250
  Microsoft Corp.* ..............................................         6,800       943,075
                                                                                  -----------
                                                                                    2,788,706
                                                                                  -----------
Cosmetics & Personal Care (1.81%)
  Avon Products, Inc. ...........................................         8,500       376,125
  Dial Corp. (The) ..............................................         3,100        89,513
  Revlon, Inc. (Class A)* .......................................         1,100        18,081
                                                                                  -----------
                                                                                      483,719
                                                                                  -----------
Diversified Operations (2.69%)
  National Service Industries, Inc. .............................           700        26,600
  Ogden Corp. ...................................................         2,600        65,162
  Textron, Inc. .................................................           800        60,750
  Tyco International Ltd. .......................................         7,500       565,781
                                                                                  -----------
                                                                                      718,293
                                                                                  -----------
Electronics (6.06%)
  General Electric Co. ..........................................         7,300       745,056
  Honeywell, Inc. ...............................................         7,000       527,188
  Intel Corp. ...................................................         2,900       343,831
                                                                                  -----------
                                                                                    1,616,075
                                                                                  -----------
Finance (2.63%)
  Associates First Capital Corp. (Class A) ......................         4,800       203,400
  Citigroup, Inc. ...............................................        10,050       497,475
                                                                                  -----------
                                                                                      700,875
                                                                                  -----------
Food (2.98%)
  Flowers Industries, Inc. ......................................         5,900       141,231
  General Mills, Inc. ...........................................         1,900       147,725
  Heinz (H.J.) Co. ..............................................         7,700       436,012
  Quaker Oats Co. ...............................................         1,200        71,400
                                                                                  -----------
                                                                                      796,368
                                                                                  -----------
Insurance (5.71%)
  Allstate Corp. (The) ..........................................         4,900       189,262
  American International Group, Inc. ............................         3,600       347,850
  CIGNA Corp. ...................................................         3,300       255,131
  Equitable Companies., Inc. (The) ..............................           700        40,513
  Hartford Financial Services Group, Inc. (The) .................         3,400       186,575
  Hartford Life, Inc. (Class A) .................................         1,500        87,375
  Marsh & McLennan Cos., Inc. ...................................         6,100       356,469
  Travelers Property Casualty Corp. (Class A) ...................         2,000        62,000
                                                                                  -----------
                                                                                    1,525,175
                                                                                  -----------
Machinery (0.97%)
  Ingersoll-Rand Co. ............................................         5,500       258,156
                                                                                  -----------
Media (1.53%)
  Viacom, Inc. (Class B)* .......................................         5,500       407,000
                                                                                  -----------
Medical (13.41%)
  Abbott Laboratories ...........................................         3,600       176,400
  Amgen, Inc.* ..................................................         4,400       460,075
  Becton, Dickinson & Co. .......................................         2,300        98,181
  Bristol-Myers Squibb Co. ......................................         2,400       321,150
  Cardinal Health, Inc. .........................................         5,850       443,869
  Glaxo Wellcome PLC, American Depositary Receipts
    (ADR) (United Kingdom) ......................................           500        34,750
  Guidant Corp. .................................................         1,300       143,325
  Health Management Associates, Inc. (Class A)* .................         2,100        45,413
  HEALTHSOUTH Corp.* ............................................        13,400       206,862
  Lilly (Eli) & Co. .............................................         2,000       177,750
  Lincare Holdings, Inc.* .......................................         2,100        85,181
  McKesson HBOC, Inc.* ..........................................           900        71,156
  Merck & Co., Inc. .............................................         1,700       251,069
  Mylan Laboratories, Inc. ......................................         2,200        69,300
  Pfizer, Inc. ..................................................         2,200       275,962
  Schering-Plough Corp. .........................................         5,000       276,250
  Sepracor, Inc. * ..............................................           900        79,312
  Universal Health Services, Inc. (Class B)* ....................           600        31,125
  Warner-Lambert Co. ............................................         2,800       210,525
  Wellpoint Health Networks, Inc.* ..............................         1,400       121,800
                                                                                  -----------
                                                                                    3,579,455
                                                                                  -----------
Mortgage Banking (1.41%)
  Fannie Mae ....................................................         5,100       377,400
                                                                                  -----------
Office (1.46%)
  Pitney Bowes, Inc. ............................................         5,900       389,769
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                      ------         -----
Oil & Gas (3.02%)
  British Petroleum Co. PLC (ADR) (United Kingdom) ..............         1,500      $142,500
  Exxon Corp. ...................................................         3,800       277,875
  Halliburton Co. ...............................................         4,300       127,387
  Phillips Petroleum Co. ........................................         2,100        89,513
  Sunoco, Inc. ..................................................         2,000        72,125
  USX - Marathon Group ..........................................         3,200        96,400
                                                                                  -----------
                                                                                      805,800
                                                                                  -----------
Paper & Paper Products (0.33%)
  Fort James Corp. ..............................................         2,200        88,000
                                                                                  -----------
Real Estate Operations (0.34%)
  Webb (Del E.) Corp. ...........................................         3,300        90,956
                                                                                  -----------
Retail (5.80%)
  Albertson's, Inc. .............................................         1,400        89,163
  Dayton Hudson Corp. ...........................................         1,200        65,100
  Home Depot, Inc. (The) ........................................         6,300       385,481
  Lowe's Cos., Inc. .............................................         8,100       414,619
  Staples, Inc.* ................................................         1,000        43,688
  Tandy Corp. ...................................................         6,100       251,244
  TJX Cos., Inc. ................................................         2,400        69,600
  Wal-Mart Stores, Inc. .........................................         2,800       228,025
                                                                                  -----------
                                                                                    1,546,920
                                                                                  -----------
Soap & Cleaning Preparations (0.96%)
  Procter & Gamble Co. (The) ....................................         2,800       255,675
                                                                                  -----------
Telecommunications (8.71%)
  AT&T Corp. ....................................................         6,900       519,225
  Bell Atlantic Corp. ...........................................         3,100       164,300
  Lucent Technologies, Inc. .....................................         3,500       385,000
  MCI WorldCom, Inc.* ...........................................         9,600       688,800
  Northern Telecom Ltd. (Canada) ................................         7,600       380,950
  Tellabs, Inc.* ................................................         1,400        95,987
  U S WEST, Inc. ................................................         1,400        90,475
                                                                                  -----------
                                                                                    2,324,737
                                                                                  -----------
Textile (1.51%)
  Jones Apparel Group, Inc.* ....................................         7,300       161,056
  Tommy Hilfiger Corp.* .........................................         2,500       150,000
  Warnaco Group, Inc. (The) (Class A) ...........................         3,600        90,900
                                                                                  -----------
                                                                                      401,956
                                                                                  -----------
Tobacco (1.20%)
  Philip Morris Cos., Inc. ......................................         6,000       321,000
                                                                                  -----------
Transport (1.83%)
  AMR Corp.* ....................................................         1,800       106,875
  Burlington Northern Santa Fe Corp. ............................         5,400       182,250
  Delta Air Lines, Inc. .........................................         1,600        83,200
  Kansas City Southern Industries, Inc. .........................           800        39,350
  UAL Corp.* ....................................................         1,300        77,594
                                                                                  -----------
                                                                                      489,269
                                                                                  -----------
Utilities (8.64%)
  Ameritech Corp. ...............................................         3,500       221,813
  Baltimore Gas & Electric Co. ..................................           700        21,613
  BellSouth Corp. ...............................................         7,000       349,125
  Carolina Power & Light Co. ....................................           700        32,944
  Consolidated Natural Gas Co. ..................................         6,600       356,400
  Dominion Resources, Inc. ......................................         2,000        93,500
  El Paso Energy Corp. ..........................................         2,300        80,069
  Florida Progress Corp. ........................................         4,100       183,731
  FPL Group, Inc. ...............................................         2,600       160,225
  GTE Corp. .....................................................         4,700       305,500
  New Century Energies, Inc. ....................................         2,100       102,375
  PECO Energy Co. ...............................................         4,700       195,638
  SBC Communications, Inc. ......................................         3,800       203,775
                                                                                  -----------
                                                                                    2,306,708
                                                                                  -----------
Waste Disposal Service & Equipment (0.33%)
  Waste Management, Inc. ........................................         1,900        88,588
                                                                                  -----------
                                              TOTAL COMMON STOCKS
                                               (Cost $21,607,697)        (97.62%)  26,055,826
                                                                    -----------   -----------
                                                        INTEREST      PAR VALUE
                                                          RATE      (000s OMITTED)
                                                          ----      --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.58%)
  Investment in a joint repurchase
    agreement transaction with SBC
    Warburg, Inc. - Dated 12-31-98,
    due 01-04-99 (Secured by U.S.
    Treasury Bonds, 6.250% thru
    9.125% due 05-15-18 thru
    08-15-23) - Note B................................      4.75%        $1,222     1,222,000
                                                                                  -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.00% ...............................                                    923
                                                                                  -----------
                                     TOTAL SHORT-TERM INVESTMENTS         (4.58%)   1,222,923
                                                                    -----------   -----------
                                                TOTAL INVESTMENTS       (102.20%)  27,278,749
                                                                    -----------   -----------
                                OTHER ASSETS AND LIABILITIES, NET         (2.20%)    (587,495)
                                                                    -----------   -----------
                                                 TOTAL NET ASSETS       (100.00%) $26,691,254
                                                                    ===========   ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
December 31, 1998

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, and are not audited.
--------------------------------------------------------------------------------

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH         MARKET
OF SHARES                                                                                                  RATE           VALUE
---------                                                                                                  ----           -----
COMMON STOCKS (87.80%)
Advertising (2.71%)
11,600   Interpublic Group of Companies, Inc.
         (The) @ 79 3/4..............................................................................                    $925,100
                                                                                                                      -----------
         One of the largest advertising agencies in the world
         Earnings P/S..........................$.70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18     13.5%
         Dividends P/S..............................$.21, .25, .27, .30, .33, .36, .40, .44, .50, .58     11.9%
         Price/Earnings Ratio....................................................................38.2

Banks (5.80%)
12,860   Banc One Corp. @ 51 1/16....................................................................                     656,664
         Ohio-based bank holding company
         Earnings P/S......................$.98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13      4.9%
         Dividends P/S.........................$.52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52     13.0%
         Price/Earnings Ratio....................................................................14.9

 8,763   BankAmerica Corp. @ 60 1/8..................................................................                     526,875
         Third largest bank holding company in the U.S.
         Earnings P/S......................$1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16     12.4%
         Dividends P/S..........................$.55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59     12.5%
         Price/Earnings Ratio....................................................................16.5

 9,000   First Tennessee National Corp. @ 38 1/16....................................................                     342,563
         Tennessee-based bank holding company
         Earnings P/S..........................$.57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70     12.9%
         Dividends P/S..............................$.24, .27, .29, .32, .38, .43, .49, .55, .62, .69     12.5%
         Price/Earnings Ratio....................................................................22.1

 5,200   First Union Corp. @ 60 13/16................................................................                     316,225
         North Carolina-based bank holding company
         Earnings P/S.....................$1.20, 1.26, 1.16, 1.45, 1.81, 2.34, 2.44, 2.41, 3.03, 2.68      9.3%
         Dividends P/S...........................$.50, .54, .56, .64, .75, .86, .98, 1.10, 1.22, 1.58     13.6%
         Price/Earnings Ratio....................................................................16.1

 3,500   Wells Fargo Co. @ 39 15/16..................................................................                     139,781
         Diversified financial services company providing banking, insurance, investments and consumer
         finance
         Earnings P/S..........................$.57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75     13.3%
         Dividends P/S..............................$.19, .21, .24, .27, .32, .38, .45, .53, .62, .70     15.6%
         Price/Earnings Ratio....................................................................22.8
                                                                                                                      -----------
                                                                                                                        1,982,108
                                                                                                                      -----------
Beverages (2.04%)
17,000   PepsiCo, Inc. @ 40 15/16....................................................................                     695,938
                                                                                                                      -----------
         Second largest soft drink company
         Earnings P/S............................$.57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40     10.5%
         Dividends P/S..............................$.16, .19, .23, .26, .31, .35, .39, .45, .49, .52     14.0%
         Price/Earnings Ratio....................................................................35.2

Building (2.00%)
23,800   Masco Corp. @ 28 3/4........................................................................                     684,250
                                                                                                                      -----------
         Manufactures building, home improvement and consumer products
         Earnings P/S.............................$.71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39      7.8%
         Dividends P/S..............................$.25, .27, .29, .31, .33, .35, .37, .39, .41, .43      6.2%
         Price/Earnings Ratio....................................................................21.5

Chemicals (3.59%)
14,000   Air Products & Chemicals, Inc. @ 40.........................................................                     560,000
         Producer of industrial gases
         Earnings P/S.......................$.99, 1.04, 1.11, 1.23, .88, 1.03, 1.65, 1.87, 1.95, 2.54     11.0%
         Dividends P/S..............................$.32, .35, .38, .42, .45, .48, .51, .54, .59, .66      8.4%
         Price/Earnings Ratio....................................................................17.9

27,000   RPM, Inc. @ 16..............................................................................                     432,000
         Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
         Earnings P/S...............................$.31, .34, .36, .43, .46, .64, .69, .65, .84, .91     12.7%
         Dividends P/S..............................$.22, .24, .27, .29, .31, .34, .36, .39, .42, .45      8.3%
         Price/Earnings Ratio....................................................................18.8

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Investors Fund on December 31, 1998. It is divided into three main catagories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH         MARKET
OF SHARES                                                                                                  RATE           VALUE
---------                                                                                                  ----           -----
Chemicals (continued)
 8,000   Sigma - Aldrich Corp. @ 29 3/8..............................................................                    $235,000
         Manufacturer of biochemical and organic products used for research and diagnostics
         Earnings P/S.........................$.65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68     11.1%
         Dividends P/S..............................$.09, .10, .11, .13, .15, .17, .19, .23, .26, .28     13.4%
         Price/Earnings Ratio....................................................................17.7
                                                                                                                      -----------
                                                                                                                        1,227,000
                                                                                                                      -----------
Computers (1.74%)
 4,000   Automatic Data Processing, Inc. @ 80 3/16...................................................                     320,750
         Largest independent computing services firm in
         the U.S.
         Earnings P/S..............................$.72, .37, .42, .47, .53, .61, .71, .81, .90, 1.05      4.3%
         Dividends P/S..............................$.07, .08, .10, .11, .13, .15, .18, .21, .24, .28     16.7%
         Price/Earnings Ratio....................................................................37.8

 4,000   Hewlett-Packard Co. @ 68 5/16...............................................................                     273,250
         Manufactures and services electronic measurement, analysis and computation instruments
         Earnings P/S.........................$.88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 3.00, 2.84     13.9%
         Dividends P/S..............................$.10, .11, .13, .20, .24, .29, .38, .46, .54, .62     22.5%
         Price/Earnings Ratio....................................................................23.7
                                                                                                                      -----------
                                                                                                                          594,000
                                                                                                                      -----------
Containers (2.52%)
10,700   Bemis Co., Inc. @ 37 15/16..................................................................                     405,931
         Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
         Earnings P/S.........................$.90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15     10.2%
         Dividends P/S..............................$.30, .36, .42, .46, .50, .54, .64, .72, .80, .88     12.7%
         Price/Earnings Ratio....................................................................18.2

15,400   Sonoco Products Co. @ 29 5/8................................................................                     456,225
         Leading manufacture of containers, paper products and packaging
         Earnings P/S..........................$.53, .48, .97, 1.03, .90, 1.13, 1.50, 1.64, 1.67, .35       NMF
         Dividends P/S..............................$.35, .39, .40, .43, .46, .48, .54, .59, .64, .70      8.0%
         Price/Earnings Ratio....................................................................17.2
                                                                                                                      -----------
                                                                                                                          862,156
                                                                                                                      -----------
Diversified Operations (3.49%)
 3,300   DuPont (E.I.) De Nemours & Co. @ 53 1/16....................................................                     175,106
         Nation's largest chemical manufacturer
         Earnings P/S.......................$1.77, 1.70, 1.57, .66, .12, 1.70, 2.72, 3.05, 2.43, 1.38       NMF
         Dividends P/S..........................$.73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23, 1.37      7.2%
         Price/Earnings Ratio....................................................................16.1

 9,800   Johnson Controls, Inc. @ 59.................................................................                     578,200
         Manufactures automotive systems and building controls
         Earnings P/S.....................$1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89     13.9%
         Dividends P/S..............................$.59, .61, .63, .65, .69, .74, .79, .83, .88, .94      5.3%
         Price/Earnings Ratio....................................................................31.4

 6,200   Minnesota Mining & Manufacturing Co. @ 71 1/8...............................................                     440,975
         Manufactures industrial, commercial and health
         care products
         Earnings P/S.....................$2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28      1.7%
         Dividends P/S....................$1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20      6.0%
         Price/Earnings Ratio....................................................................19.0
                                                                                                                      -----------
                                                                                                                        1,194,281
                                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH         MARKET
OF SHARES                                                                                                  RATE           VALUE
---------                                                                                                  ----           -----
Electronics (5.37%)
13,700   Emerson Electric Co. @ 60 1/2...............................................................                    $828,850
         Produces and sells electrical/electronic products
         and systems
         Earnings P/S.....................$1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80      8.7%
         Dividends P/S...........................$.58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21      8.5%
         Price/Earnings Ratio....................................................................21.5

  600    General Electric Co. @ 102 1/16.............................................................                      61,238
         Dominant force in home appliances, electrical power and financial services
         Earnings P/S.....................$1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75     10.8%
         Dividends P/S............................$.43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25     12.6%
         Price/Earnings Ratio....................................................................36.3

 8,200   Grainger (W.W.), Inc. @ 41 5/8..............................................................                     341,325
         Leading distributor of electrical equipment
         Earnings P/S.....................$1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42      9.2%
         Dividends P/S..............................$.25, .28, .31, .33, .35, .39, .45, .49, .53, .59     10.0%
         Price/Earnings Ratio....................................................................17.1

 8,000   Honeywell, Inc. @ 75 5/16...................................................................                     602,500
         Makes automation and control systems
         Earnings P/S.....................$3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32      2.2%
         Dividends P/S..........................$.57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13      7.9%
         Price/Earnings Ratio....................................................................17.2
                                                                                                                      -----------
                                                                                                                        1,833,913
                                                                                                                      -----------
Finance (0.83%)
 5,750   Citigroup, Inc. @ 49 1/2....................................................................                     284,625
                                                                                                                      -----------
         Diversified global financial services company offering commercial/consumer banking, investment banking, brokerage services and insurance to consumer and corporate customers around the world
         Earnings P/S..........................$.46, .47, .55, .71, .88, 1.29, 1.28, 1.64, 2.55, 2.76     22.0%
         Dividends P/S.............................$.05, .06, .075, .12, .16, .19, .27, .30, .40, .56     30.8%
         Price/Earnings Ratio....................................................................19.0

Food (2.51%)
10,000   Flowers Industries, Inc. @ 23 15/16.........................................................                     239,375
         Produces and markets a full line of baked foods in
         the United States
         Earnings P/S...............................$.37, .31, .36, .35, .46, .45, .42, .44, .62, .83      9.4%
         Dividends P/S..............................$.24, .28, .30, .32, .34, .35, .37, .40, .43, .48      8.0%
         Price/Earnings Ratio....................................................................26.3

22,000   Sara Lee Corp. @ 28 3/16....................................................................                     620,125
         Manufactures brand name packaged foods and consumer products
         Earnings P/S............................$.47, .49, .71, .64, .72, .23, .84, .94, 1.05, (.43)       NMF
         Dividends P/S..............................$.19, .22, .24, .26, .30, .33, .35, .39, .43, .47     10.6%
         Price/Earnings Ratio.....................................................................NMF
                                                                                                                      -----------
                                                                                                                          859,500
                                                                                                                      -----------
Furniture (1.87%)
29,000   Leggett & Platt, Inc. @ 22..................................................................                     638,000
                                                                                                                      -----------
         Produces intermediate products for the home furnishings industry
         Earnings P/S.............................$.33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23     15.7%
         Dividends P/S............................$.09, .105, .108, .12, .14, .16, .19, .23, .27, .32     15.1%
         Price/Earnings Ratio....................................................................17.7

Insurance (8.23%)
 7,400   AFLAC Corp. @ 44............................................................................                     325,600
         Global specialty insurer
         Earnings P/S...........................$.27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74     23.0%
         Dividends P/S..............................$.08, .09, .10, .11, .13, .15, .17, .19, .22, .25     13.5%
         Price/Earnings Ratio....................................................................28.3

 6,450   American International Group, Inc. @ 96 5/8.................................................                     623,231
         Broadly based property-casualty insurance
         organization
         Earnings P/S.....................$1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48     11.5%
         Dividends P/S...............................$.07, .08, .09, .10, .11, 13, .14, .16, .19, .21     13.0%
         Price/Earnings Ratio....................................................................30.2

10,000   ReliaStar Financial Corp. @ 46 1/8..........................................................                     461,250
         Financial services company engaged in life/health insurance and consumer finance
         Earnings P/S.........................$.68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89     17.4%
         Dividends P/S..............................$.30, .32, .35, .37, .39, .44, .49, .55, .61, .71     10.0%
         Price/Earnings Ratio....................................................................15.4

24,000   UNUM Corp. @ 58 3/8.........................................................................                  $1,401,000
         Holding company for UNUM Life Insurance Company
         of America
         Earnings P/S......................$.97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69     12.0%
         Dividends P/S..............................$.14, .19, .25, .31, .38, .46, .52, .55, .57, .59     17.3%
         Price/Earnings Ratio....................................................................21.6
                                                                                                                      -----------
                                                                                                                        2,811,081
                                                                                                                      -----------
Leisure (0.95%)
 9,000   Hasbro, Inc. @ 36 1/8.......................................................................                     325,125
                                                                                                                      -----------
         Designs, manufactures and markets toys, games
         and interactive software
         Earnings P/S.........................$.69, .69, .50, 1.18, 1.45, 1.30, 1.11, 1.43, 1.68, .71      0.3%
         Dividends P/S..............................$.07, .08, .10, .13, .15, .18, .21, .25, .31, .32     18.4%
         Price/Earnings Ratio....................................................................22.2

Machinery (3.08%)
11,000   Dover Corp. @ 36 5/8........................................................................                     402,875
         Manufactures a variety of specialized industrial products
         Earnings P/S...........................$.57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72     13.1%
         Dividends P/S..............................$.18, .19, .21, .22, .23, .25, .28, .32, .36, .40      9.3%
         Price/Earnings Ratio....................................................................21.7

16,300   Pentair, Inc. @ 39 13/16....................................................................                     648,944
         Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
         Earnings P/S.......................$.93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57     12.0%
         Dividends P/S..............................$.27, .29, .31, .33, .34, .36, .40, .50, .54, .60      9.3%
         Price/Earnings Ratio....................................................................16.2
                                                                                                                      -----------
                                                                                                                        1,051,819
                                                                                                                      -----------
Media (2.66%)
 8,400   Gannett Co., Inc. @ 64 1/2..................................................................                     541,800
         Publishes 81 daily/50 nondaily newspapers,
         operates 10 TV, 8 FM and 7 AM stations
         Earnings P/S.....................$1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42     12.0%
         Dividends P/S..............................$.56, .61, .62, .63, .65, .67, .69, .71, .74, .78      3.8%
         Price/Earnings Ratio....................................................................22.4

 3,600   McGraw-Hill Cos., Inc. @ 101 7/8............................................................                     366,750
         Provides informational products and services for business and industry
         Earnings P/S.......................$.49, 1.77, 1.58, 1.58, .12, 2.00, 2.25, 2.44, 5.36, 3.39     24.0%
         Dividends P/S....................$1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44, 1.56      5.1%
         Price/Earnings Ratio....................................................................30.2
                                                                                                                      -----------
                                                                                                                          908,550
                                                                                                                      -----------
Medical (10.40%)
 9,000   Abbott Laboratories @ 49....................................................................                     441,000
         Major pharmaceutical and healthcare firm
         Earnings P/S...........................$.49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49     13.2%
         Dividends P/S...................................$.17, .20, .24, .29, .33, .37, .41, .53, .59     14.8%
         Price/Earnings Ratio....................................................................33.3

 4,000   American Home Products Corp. @ 56 5/16......................................................                     225,250
         Pharmaceutical and healthcare company
         Earnings P/S.......................$.88, 1.52, 1.03, .92, 1.65, 1.23, 1.62, 1.15, 1.54, 2.06      9.9%
         Dividends P/S..............................$.49, .54, .59, .67, .72, .74, .76, .78, .83, .87      6.6%
         Price/Earnings Ratio....................................................................31.7

11,100   Baxter International, Inc. @ 64 5/16........................................................                     713,869
         The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
         Earnings P/S....................$1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03       NMF
         Dividends P/S........................$.56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16      8.4%
         Price/Earnings Ratio....................................................................25.3

10,000   Becton, Dickinson & Co. @ 42 11/16..........................................................                     426,875
         Manufactures broad line of medical supplies
         Earnings P/S.............................$.68, .58, .61, .65, .68, .76, .90, 1.06, 1.20, .95      3.8%
         Dividends P/S.............................$.13, .14, .15, .154, .17, .19, .21, .24, .27, .30      9.7%
         Price/Earnings Ratio....................................................................30.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH         MARKET
OF SHARES                                                                                                  RATE           VALUE
---------                                                                                                  ----           -----
Medical (continued)
 6,000   Bristol-Myers Squibb Co. @ 133 13/16........................................................                    $802,875
         Produces pharmaceuticals, medical devices, non-prescription health products
         Earnings P/S......................$.72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55     19.4%
         Dividends P/S....................$1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60      5.1%
         Price/Earnings Ratio....................................................................37.4

 6,000   Johnson & Johnson @ 83 7/8..................................................................                     503,250
         Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
         Earnings P/S.......................$.80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68     14.4%
         Dividends P/S..............................$.28, .33, .39, .45, .51, .57, .64, .74, .85, .97     14.8%
         Price/Earnings Ratio....................................................................31.4

 8,000   Schering-Plough Corp. @ 55 1/4..............................................................                     442,000
         Discovers, develops, manufactures and markets pharmaceutical and health care products worldwide
         Earnings P/S..............................$.27, .32, .36, .43, .51, .59, .69, .80, .94, 1.15     17.5%
         Dividends P/S..............................$.11, .13, .16, .19, .22, .25, .28, .32, .37, .43     16.4%
         Price/Earnings Ratio....................................................................46.8
                                                                                                                      -----------
                                                                                                                        3,555,119
                                                                                                                      -----------
Office (2.13%)
11,000   Pitney Bowes, Inc. @ 66 1/16................................................................                     726,687
                                                                                                                      -----------
         Manufactures office automation equipment
         Earnings P/S..........................$.60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01     14.4%
         Dividends P/S..............................$.26, .30, .34, .39, .45, .52, .60, .69, .80, .90     14.8%
         Price/Earnings Ratio....................................................................32.1

Oil & Gas (2.97%)
 5,200   Chevron Corp. @ 82 15/16....................................................................                     431,275
         One of the largest integrated, international oil companies with interest in petrochemicals
         Earnings P/S......................$.37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68     29.1%
         Dividends P/S....................$1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44      6.4%
         Price/Earnings Ratio....................................................................28.0

  600    Exxon Corp. @ 73 1/8........................................................................                      43,875
         Major factor in the crude oil, natural gas and
         chemical industry
         Earnings P/S.....................$1.72, 1.55, 2.40, 1.80, 2.07, 1.87, 2.68, 2.69, 3.40, 3.02      6.5%
         Dividends P/S....................$1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63, 1.64      4.0%
         Price/Earnings Ratio....................................................................28.0

 6,200   Mobil Corp. @ 87 1/8........................................................................                     540,175
         One of the largest integrated, international oil companies with interest in petrochemicals and
         plastics
         Earnings P/S.....................$2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21      4.3%
         Dividends P/S....................$1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28      6.6%
         Price/Earnings Ratio....................................................................29.7
                                                                                                                      -----------
                                                                                                                        1,015,325
                                                                                                                      -----------
Retail (12.34%)
20,000   Albertson's, Inc. @ 63 11/16................................................................                   1,273,750
         One of the largest retail food-drug chains in the
         United States
         Earnings P/S.........................$.74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24     13.1%
         Dividends P/S..............................$.19, .23, .27, .31, .35, .42, .50, .58, .63, .67     15.0%
         Price/Earnings Ratio....................................................................28.4

19,000   Dayton Hudson Corp. @ 54 1/4................................................................                   1,030,750
         General merchandiser selling through Target and Marvyn stores
         Earnings P/S............................$.89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94      9.0%
         Dividends P/S..............................$.19, .22, .24, .25, .27, .28, .29, .31, .33, .36      7.4%
         Price/Earnings Ratio....................................................................29.2

 6,000   Home Depot, Inc. (The) @ 61 3/16............................................................                     367,125
         Operates a chain of retail building supply/home improvement "warehouse" stores
         Earnings P/S..............................$.11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03     28.2%
         Dividends P/S............................$.008, .012, .02, .03, .04, .05, .06, .08, .10, .12     35.1%
         Price/Earnings Ratio....................................................................61.2

 7,000   McDonald's Corp. @ 76 5/8...................................................................                     536,375
         Develops, operates, franchises and services a worldwide system of restaurants
         Earnings P/S......................$.96, 1.07, 1.16, 1.28, 1.41, 1.61, 1.90, 2.14, 2.34, 2.35     10.5%
         Dividends P/S..............................$.15, .17, .18, .20, .21, .23, .26, .29, .32, .35      9.9%
         Price/Earnings Ratio....................................................................30.5

33,200   SYSCO Corp. @ 27 7/16.......................................................................                    $910,925
         Largest distributor of food service products
         Earnings P/S...............................$.37, .38, .43, .47, .55, .62, .71, .68, .87, .98     11.4%
         Dividends P/S..............................$.046, .05, .07, .11, .14, .18, .22, .26, .30,.36     25.7%
         Price/Earnings Ratio....................................................................27.4

 1,200   Wal-Mart Stores, Inc. @ 81 7/16.............................................................                      97,725
         Operates chain of discount department stores
         Earnings P/S..........................$.48, .55, .64, .80, .97, 1.11, 1.24, 1.27, 1.47, 1.85     16.2%
         Dividends P/S..............................$.06, .07, .09, .11, .13, .17, .20, .21, .27, .31     20.0%
         Price/Earnings Ratio....................................................................44.0
                                                                                                                      -----------
                                                                                                                        4,216,650
                                                                                                                      -----------
Soap & Cleaning Preparations (0.32%)
 3,000   Ecolab, Inc. @ 36 3/16......................................................................                     108,562
                                                                                                                      -----------
         Develops and markets premium institutional
         cleansing, sanitizing and maintenance products
         and services
         Earnings P/S..............................$.03, .49, .47, .48, .59, .68, .67, .84, .99, 1.16     50.1%
         Dividends P/S..........................$.165, .168, .175, .179, .20, .23, .26, .29, .34, .49     12.9%
         Price/Earnings Ratio....................................................................32.3

Tobacco (1.57%)
10,000   Philip Morris Cos., Inc. @ 53 1/2...........................................................                     535,000
                                                                                                                      -----------
         Global tobacco, brewing and food company
         Earnings P/S.....................$1.05, 1.27, 1.45, 1.65, 1.67, 1.52, 2.08, 2.47, 2.68, 2.64     10.8%
         Dividends P/S.........................$.42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60, 1.68     16.7%
         Price/Earnings Ratio....................................................................17.0

Utilities (8.68%)
 6,000   ALLTEL Corp. @ 59 13/16.....................................................................                     358,875
         Provides wireline and wireless communications and information services
         Earnings P/S.....................$1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24      7.9%
         Dividends P/S...........................$.59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18      8.0%
         Price/Earnings Ratio....................................................................28.5

13,000   Ameritech Corp. @ 63 3/8....................................................................                     823,875
         One of the world's largest communications
         companies
         Earnings P/S.....................$1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14     11.8%
         Dividends P/S..........................$.75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22      5.6%
         Price/Earnings Ratio....................................................................27.0

11,000   Bell Atlantic Corp. @ 53....................................................................                     583,000
         Telecommunications company providing voice and
         data services in the Mid-Atlantic region
         Earnings P/S.....................$1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83      3.4%
         Dividends P/S....................$1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54      3.8%
         Price/Earnings Ratio....................................................................19.9

 4,400   National Fuel Gas Co. @ 45 3/16.............................................................                     198,825
         Integrated natural gas system serving NY, PA and OH
         Earnings P/S......................$1.93, 1.83, 1.68, 1.94, 2.21, 2.23, 2.03, 2.79, 3.02, .84       NMF
         Dividends P/S....................$1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73, 1.79      3.4%
         Price/Earnings Ratio....................................................................15.6

12,400   Questar Corp. @ 19 3/8......................................................................                     240,250
         Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
         Earnings P/S...........................$.82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21      4.4%
         Dividends P/S..............................$.47, .49, .51, .52, .55, .57, .58, .60, .62, .65      3.7%
         Price/Earnings Ratio....................................................................16.2

10,000   SBC Communications, Inc. @ 53 5/8...........................................................                     536,250
         Provides telephone service throughout the United States and internationally
         Earnings P/S.....................$.91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01      9.2%
         Dividends P/S..............................$.64, .68, .71, .73, .75, .78, .82, .85, .89, .93      4.2%
         Price/Earnings Ratio....................................................................25.7

                                     SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH         MARKET
OF SHARES                                                                                                  RATE           VALUE
---------                                                                                                  ----           -----
Utilities (continued)
 8,000   Teco Energy, Inc. @ 28 3/16.................................................................                    $225,500
         Holding company for Tampa Electric, which provides regulated electric utility services in Florida
         Earnings P/S.....................$1.18, 1.21, 1.24, 1.28, 1.30, 1.43, 1.46, 1.64, 1.67, 1.54      3.0%
         Dividends P/S.........................$.75, .80, .85, .90, .95, 1.00, 1.05, 1.10, 1.17, 1.23      5.7%
         Price/Earnings Ratio....................................................................16.6
                                                                                                                      -----------
                                                                                                                        2,966,575
                                                                                                                      -----------
                                                                                            TOTAL COMMON STOCKS
                                                                                              (Cost $25,462,549)       30,001,364
                                                                                                                      -----------

PAR VALUE
  (000s
 OMITTED)
 -------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (7.37%)
 $100    United States Treasury, Note 7.875%,
         11-15-99 @ 102.687..........................................................................                     102,687
  400    United States Treasury, Note 5.875%,
         09-30-02 @ 103.937..........................................................................                     415,748
1,500    United States Treasury, Bond 10.750%,
         08-15-05 @ 133.375..........................................................................                   2,000,625
                                                                                                                      -----------
                                                                                 TOTAL UNITED STATES GOVERNMENT
                                                                                       AND AGENCIES OBLIGATIONS
                                                                                              (Cost $2,446,719)         2,519,060
                                                                                                                      -----------

  PAR VALUE                                                                                               INTEREST       MARKET
(000s OMITTED)                                                                                              RATE          VALUE
--------------                                                                                              ----          -----
SHORT-TERM INVESTMENTS (9.29%)
$3,174   Joint Repurchase Agreement (9.29%)
         Investment in a joint repurchase
            agreement transaction with SBC
            Warburg, Inc. - Dated 12-31-98,
            due 01-04-99 (Secured by
            U.S. Treasury Bonds, 6.250%
            thru 9.125% due 05-15-18
            thru 08-15-23) - Note B..................................................................      4.75%       $3,174,000
                                                                                                                      -----------
        Corporate Savings Account (0.00%)
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 4.00%.......................................................................                         463
                                                                                                                      -----------
                                                                      TOTAL SHORT-TERM INVESTMENTS        (9.29%)       3,174,463
                                                                                                         ------       -----------
                                                                                 TOTAL INVESTMENTS      (104.46%)      35,694,887
                                                                                                         ------       -----------
                                                                 OTHER ASSETS AND LIABILITIES, NET        (4.46%)      (1,525,267)
                                                                                                         ------       -----------
                                                                                  TOTAL NET ASSETS      (100.00%)     $34,169,620
                                                                                                         ======       ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

COMMON STOCKS
Advertising (0.20%)
  Interpublic Group of Companies, Inc. (The) ...            342       $   27,275
  Omnicom Group, Inc. ..........................            426           24,707
                                                                      ----------
                                                                          51,982
                                                                      ----------
Aerospace (1.02%)
  Boeing Co. (The) .............................          2,536           82,736
  General Dynamics Corp. .......................            318           18,642
  Goodrich (B.F.) Co. (The) ....................            186            6,672
  Lockheed Martin Corp. ........................            491           41,612
  Northrop Grumman Corp. .......................            173           12,650
  Raytheon Co. (Class B) .......................            850           45,262
  United Technologies Corp. ....................            572           62,205
                                                                      ----------
                                                                         269,779
                                                                      ----------
Agricultural Operations (0.06%)
  Pioneer Hi-Bred International, Inc. ..........            606           16,362
                                                                      ----------
Automobile / Trucks (1.29%)
  Cummins Engine Co., Inc. .....................             97            3,444
  Dana Corp. ...................................            414           16,922
  Eaton Corp. ..................................            179           12,653
  Ford Motor Co. ...............................          3,041          178,468
  General Motors Corp. .........................          1,642          117,505
  PACCAR, Inc. .................................            196            8,061
  Ryder System, Inc. ...........................            184            4,784
                                                                      ----------
                                                                         341,837
                                                                      ----------
Banks - United States (6.56%)
  Bank of New York Co., Inc. ...................          1,875           75,469
  Bank One Corp. ...............................          2,939          150,072
  BankAmerica Corp. ............................          4,360          262,145
  BankBoston Corp. .............................            738           28,736
  Bankers Trust New York Corp. .................            241           20,590
  BB&T Corp. ...................................            718           28,944
  Chase Manhattan Corp. ........................          2,149          146,265
  Comerica, Inc. ...............................            390           26,593
  Fifth Third Bancorp ..........................            672           47,922
  First Union Corp. ............................          2,432          147,895
  Fleet Financial Group, Inc. ..................          1,425           63,680
  Huntington Bancshares, Inc. ..................            531           15,963
  KeyCorp ......................................          1,104           35,328
  Mellon Bank Corp. ............................            654           44,963
  Mercantile Bancorp., Inc. ....................            381           17,574
  Morgan (J.P.) & Co., Inc. ....................            443           46,543
  National City Corp. ..........................            827           59,958
  Northern Trust Corp. .........................            279           24,360
  PNC Bank Corp. ...............................            757           40,973
  Providian Financial Corp. ....................            357           26,775
  Regions Financial Corp. ......................            537           21,648
  Republic New York Corp. ......................            271           12,347
  State Street Corp. ...........................            405           28,173
  Summit Bancorp ...............................            436           19,048
  SunTrust Banks, Inc. .........................            524           40,086
  Synovus Financial Corp. ......................            661           16,112
  U.S. Bancorp .................................          1,864           66,172

The Schedule of Investments is a complete list of all securities owned by the V.
A. 500 Index Fund on December 31, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Banks - United States (continued)
  Union Planters Corp. .........................            319       $   14,455
  Wachovia Corp. ...............................            519           45,380
  Wells Fargo Co. ..............................          4,058          162,065
                                                                      ----------
                                                                       1,736,234
                                                                      ----------
Beverages (2.78%)
  Anheuser-Busch Cos., Inc. ....................          1,210           79,406
  Brown-Forman Corp. ...........................            172           13,018
  Coca-Cola Enterprises, Inc. ..................          1,015           36,286
  Coca-Cola Co. (The) ..........................          6,187          413,755
  Coors (Adolph) Co. (Class B) .................             91            5,136
  PepsiCo, Inc. ................................          3,696          151,305
  Seagram Co. Ltd. (The) (Canada) ..............            989           37,582
                                                                      ----------
                                                                         736,488
                                                                      ----------
Broker Services (0.52%)
  Bear Stearns Cos., Inc. ......................            285           10,652
  Lehman Brothers Holdings, Inc. ...............            297           13,087
  Merrill Lynch & Co., Inc. ....................            874           58,340
  Schwab (Charles) Corp. .......................          1,005           56,468
                                                                      ----------
                                                                         138,547
                                                                      ----------
Building (0.63%)
  Armstrong World Industries, Inc. .............            100            6,031
  Black & Decker Corp. .........................            220           12,334
  Centex Corp. .................................            150            6,759
  Danaher Corp. ................................            336           18,249
  Fleetwood Enterprises, Inc. ..................             86            2,989
  Fluor Corp. ..................................            198            8,427
  Georgia-Pacific Corp. ........................            234           13,704
  Kaufman & Broad Home Corp. ...................            100            2,875
  Louisiana-Pacific Corp. ......................            275            5,036
  Masco Corp. ..................................            854           24,553
  Owens Corning ................................            136            4,820
  Pulte Corp. ..................................            108            3,004
  Sherwin-Williams Co. .........................            434           12,749
  Snap-on, Inc. ................................            148            5,152
  Stanley Works (The) ..........................            223            6,188
  Weyerhauser Co. ..............................            499           25,355
  Willamette Industries, Inc. ..................            280            9,380
                                                                      ----------
                                                                         167,605
                                                                      ----------
Business Services - Misc. (0.38%)
  Block, H & R, Inc. ...........................            252           11,340
  Cendant Corp. * ..............................          2,153           41,042
  Dun & Bradstreet Corp. .......................            429           13,540
  Equifax, Inc. ................................            371           12,684
  Paychex, Inc. ................................            410           21,089
                                                                      ----------
                                                                          99,695
                                                                      ----------
Chemicals (1.02%)
  Air Products & Chemicals, Inc. ...............            581           23,240
  Dow Chemical Co. .............................            562           51,107
  Eastman Chemical Co. .........................            199            8,905

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Chemicals (continued)
  Engelhard Corp. ..............................            363       $    7,079
  FMC Corp. * ..................................             87            4,872
  Grace (W. R.) & Co. ..........................            190            2,981
  Great Lakes Chemical Corp. ...................            148            5,920
  Hercules, Inc. ...............................            237            6,488
  Monsanto Co. .................................          1,508           71,630
  Morton International, Inc. ...................            327            8,012
  Nalco Chemical Co. ...........................            165            5,115
  PPG Industries, Inc. .........................            444           25,863
  Praxair, Inc. ................................            397           13,994
  Rohm & Haas Co. ..............................            447           13,466
  Sigma-Aldrich Corp. ..........................            252            7,403
  Union Carbide Corp. ..........................            339           14,408
                                                                      ----------
                                                                         270,483
                                                                      ----------
Computers (11.69%)
  3Com Corp.* ..................................            901           40,376
  Adobe Systems, Inc. ..........................            169            7,901
  Apple Computer, Inc. * .......................            338           13,837
  Ascend Communications, Inc.* .................            542           35,637
  Autodesk, Inc. ...............................            118            5,037
  Automatic Data Processing, Inc. ..............            755           60,542
  BMC Software, Inc.* ..........................            518           23,083
  Cabletron Systems, Inc.* .....................            413            3,459
  Ceridian Corp.* ..............................            182           12,706
  Cisco Systems, Inc.* .........................          3,902          362,153
  Compaq Computer Corp. ........................          4,193          175,844
  Computer Associates International, Inc. ......          1,408           60,016
  Computer Sciences Corp.* .....................            396           25,517
  Data General Corp. * .........................            124            2,038
  Dell Computer Corp.* .........................          3,177          232,516
  EMC Corp.* ...................................          1,254          106,590
  Electronic Data Systems Corp. ................          1,235           62,059
  First Data Corp. .............................          1,121           35,522
  Gateway 2000, Inc.* ..........................            391           20,014
  HBO & Co. ....................................          1,167           33,478
  Hewlett-Packard Co. ..........................          2,608          178,158
  IMS Health, Inc. .............................            417           31,457
  International Business Machines Corp. ........          2,341          432,500
  Microsoft Corp.* .............................          6,183          857,505
  Novell, Inc.* ................................            887           16,077
  Oracle Corp.* ................................          2,443          105,354
  Parametric Technology Corp.* .................            683           11,184
  PeopleSoft, Inc.* ............................            578           10,946
  Seagate Technology, Inc.* ....................            610           18,453
  Shared Medical System Corp. ..................             67            3,342
  Silicon Graphics, Inc.* ......................            474            6,103
  Sun Microsystems, Inc.* ......................            951           81,429
  Unisys Corp.* ................................            638           21,971
                                                                      ----------
                                                                       3,092,804
                                                                      ----------
Consumer Products Misc. (0.04%)
  American Greetings Corp. (Class A) ...........            177            7,268
  Jostens, Inc. ................................             92            2,409
                                                                      ----------
                                                                           9,677
                                                                      ----------
Containers (0.15%)
  Ball Corp. ...................................             77       $    3,523
  Bemis Co., Inc. ..............................            134            5,084
  Crown Cork & Seal Co., Inc. ..................            312            9,614
  Owens-Illinois, Inc.* ........................            390           11,944
  Sealed Air Corp. * ...........................            209           10,672
                                                                      ----------
                                                                          40,837
                                                                      ----------
Cosmetics & Personal Care (0.69%)
  Alberto Culver Co. (Class B) .................            138            3,683
  Avon Products, Inc. ..........................            661           29,249
  Gillette Co. .................................          2,818          136,145
  International Flavors & Fragrances, Inc. .....            269           11,886
                                                                      ----------
                                                                         180,963
                                                                      ----------
Diversified Operations (2.39%)
  Aeroquip-Vickers, Inc. .......................             71            2,126
  Allied Signal, Inc. ..........................          1,408           62,392
  Berkshire Hathaway, Inc. (Class B)* ..........             19           44,650
  Corning, Inc. ................................            582           26,190
  Crane Co. ....................................            173            5,222
  Du Pont (E.I.) De Nemours & Co. ..............          2,840          150,698
  Fortune Brands, Inc. .........................            434           13,725
  IKON Office Solutions, Inc. ..................            340            2,911
  ITT Industries, Inc. .........................            297           11,806
  Johnson Controls, Inc. .......................            213           12,567
  Laidlaw, Inc. (Canada) .......................            828            8,332
  Loews Corp. ..................................            288           28,296
  Minnesota Mining & Manufacturing Co. .........          1,014           72,121
  NACCO Industries, Inc. (Class A) .............             20            1,840
  National Service Industries, Inc. ............            104            3,952
  Tenneco, Inc. ................................            426           14,511
  Textron, Inc. ................................            411           31,210
  TRW, Inc. ....................................            306           17,193
  Tyco International Ltd. ......................          1,617          121,982
                                                                      ----------
                                                                         631,724
                                                                      ----------
Electronics (6.74%)
  AMP, Inc. ....................................            549           28,582
  Advanced Micro Devices, Inc.* ................            361           10,446
  Applied Materials, Inc.* .....................            919           39,230
  Emerson Electric Co. .........................          1,105           66,853
  General Electric Co. .........................          8,165          833,340
  Grainger (W.W.), Inc. ........................            245           10,198
  Honeywell, Inc. ..............................            317           23,874
  Intel Corp. ..................................          4,216          499,860
  KLA-Tencor Corp.* ............................            218            9,456
  LSI Logic Corp.* .............................            354            5,708
  Micron Technology, Inc. ......................            535           27,051
  Motorola, Inc. ...............................          1,501           91,655
  National Semiconductor Corp.* ................            412            5,562
  Parker- Hannifin Corp. .......................            277            9,072
  Raychem Corp. ................................            199            6,430
  Rockwell International Corp. .................            480           23,310
  Tektronix, Inc. ..............................            119            3,577
  Texas Instruments, Inc. ......................            979           83,766
  Thomas & Betts Corp. .........................            142            6,150
                                                                      ----------
                                                                       1,784,120
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Finance (3.20%)
  American Express Co. .........................          1,145       $  117,076
  Associates First Capital Corp. (Class A) .....          1,738           73,648
  Capital One Financial Corp. ..................            166           19,090
  Citigroup, Inc. ..............................          5,737          283,982
  Franklin Resources, Inc. .....................            635           20,320
  Golden West Financial Corp. ..................            145           13,295
  Household International, Inc. ................          1,236           48,977
  MBNA Corp. ...................................          1,887           47,057
  Morgan Stanley, Dean Witter, Discover & Co. ..          1,470          104,370
  SLM Holding Corp. ............................            420           20,160
  SunAmerica, Inc. .............................            519           42,104
  Washington Mutual, Inc. ......................          1,488           56,823
                                                                      ----------
                                                                         846,902
                                                                      ----------
Food (2.17%)
  Archer-Daniels-Midland Co. ...................          1,503           25,833
  Bestfoods ....................................            721           38,393
  Campbell Soup Co. ............................          1,127           61,985
  ConAgra, Inc. ................................          1,225           38,588
  General Mills, Inc. ..........................            388           30,167
  Heinz (H.J.) Co. .............................            909           51,472
  Hershey Foods Corp. ..........................            359           22,325
  Kellogg Co. ..................................          1,022           34,876
  Quaker Oats Co. ..............................            342           20,349
  Ralston Purina Group .........................            783           25,350
  Sara Lee Corp. ...............................          2,344           66,072
  Unilever NV (Netherlands) ....................          1,606          133,198
  Wrigley (WM) Jr. Co. .........................            292           26,152
                                                                      ----------
                                                                         574,760
                                                                      ----------
Funeral Services & Related (0.09%)
  Service Corporation International ............            646           24,588
                                                                      ----------
Household (0.22%)
  Maytag Corp. .................................            230           14,318
  Newell Co. ...................................            408           16,830
  Rubbermaid, Inc. .............................            376           11,821
  Springs Industries, Inc. .....................             46            1,906
  Tupperware Corp. .............................            145            2,383
  Whirlpool Corp. ..............................            191           10,577
                                                                      ----------
                                                                          57,835
                                                                      ----------
Instruments - Scientific (0.10%)
  EG & G, Inc. .................................            115            3,198
  Millipore Corp. ..............................            110            3,128
  Perkin-Elmer Corp. (The) .....................            123           12,000
  Thermo Electron Corp.* .......................            417            7,063
                                                                      ----------
                                                                          25,389
                                                                      ----------
Insurance (3.07%)
  Aetna, Inc. ..................................            362           28,462
  Allstate Corp. (The) .........................          2,079           80,301
  American General Corp. .......................            635           49,530
  American International Group, Inc. ...........          2,635          254,607
  Aon Corp. ....................................            424           23,479
  Chubb Corp. (The) ............................            416           26,988
  CIGNA Corp. ..................................            533           41,208
  Cincinnati Financial Corp. ...................            420           15,383
  Conseco, Inc. ................................            784           23,961
  Hartford Financial Services Group, Inc. (The)             586           32,157
  Jefferson Pilot Corp .........................            266           19,950
  Lincoln National Corp. .......................            252           20,617
  Marsh & McLennan Cos., Inc. ..................            642           37,517
  MBIA, Inc. ...................................            249           16,325
  MGIC Investment Corp. ........................            284           11,307
  Progressive Corp. ............................            182           30,826
  Provident Cos., Inc. .........................            339           14,069
  SAFECO Corp. .................................            354           15,200
  St. Paul Cos., Inc. ..........................            592           20,572
  Torchmark Corp. ..............................            352           12,430
  Transamerica Corp. ...........................            157           18,134
  UNUM Corp. ...................................            347           20,256
                                                                      ----------
                                                                         813,279
                                                                      ----------
Leisure (1.12%)
  Brunswick Corp. ..............................            249            6,163
  Disney (Walt) Co. (The) ......................          5,141          154,230
  Eastman Kodak Co. ............................            810           58,320
  Harrah's Entertainment, Inc. * ...............            254            3,985
  Hasbro, Inc. .................................            330           11,921
  Hilton Hotels Corp. ..........................            654           12,508
  King World Productions, Inc. * ...............            184            5,417
  Marriott International, Inc. (Class A) .......            628           18,212
  Mattel, Inc. .................................            734           16,744
  Mirage Resorts, Inc. * .......................            451            6,737
  Polaroid Corp. ...............................            111            2,074
                                                                      ----------
                                                                         296,311
                                                                      ----------
Machinery (0.48%)
  Briggs & Stratton Corp. ......................             61            3,042
  Case Corp. ...................................            187            4,079
  Caterpiller Tractor, Inc. ....................            915           42,090
  Cooper Industries, Inc. ......................            260           12,399
  Deere & Co. ..................................            614           20,339
  Dover Corp. ..................................            560           20,510
  Foster Wheeler Corp. .........................            102            1,345
  Harnischfeger Industries, Inc. ...............            120            1,223
  Ingersoll-Rand Co. ...........................            415           19,479
  Milacron, Inc. ...............................             98            1,887
                                                                      ----------
                                                                         126,393
                                                                      ----------
Media (2.38%)
  CBS Corp. ....................................          1,797           58,852
  Clear Channel Communications, Inc.* ..........            623           33,954
  Comcast Corp. ................................            927           54,403
  Dow Jones & Co., Inc. ........................            235           11,309
  Gannett Co., Inc. ............................            714           46,053
  Harcourt General, Inc. .......................            178            9,467
  Knight-Ridder, Inc. ..........................            198           10,123
  McGraw-Hill Cos., Inc. (The) .................            249           25,367
  Meredith Corp. ...............................            132            5,000
  New York Times Co. (Class A) .................            476           16,511
  Tele-Communications, Inc. (Class A)* .........          1,313           72,625
  Time Warner, Inc. ............................          3,008          186,684
  Times Mirror Co. (Class A) ...................            218           12,208
  Tribune Co. ..................................            306           20,196
  Viacom, Inc. (Class B)* ......................            898           66,452
                                                                      ----------
                                                                         629,204
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Medical (11.47%)
  Abbott Laboratories ..........................          3,864       $  189,336
  Allergan, Inc. ...............................            164           10,619
  ALZA Corp.* ..................................            217           11,338
  American Home Products Corp. .................          3,302          185,944
  Amgen, Inc.* .................................            637           66,606
  Bard (C.R.), Inc. ............................            141            6,980
  Bausch & Lomb, Inc. ..........................            140            8,400
  Baxter International, Inc. ...................            716           46,048
  Becton, Dickinson & Co. ......................            620           26,466
  Biomet, Inc. .................................            281           11,310
  Boston Scientific Corp.* .....................            982           26,330
  Bristol-Myers Squibb Co. .....................          2,496          333,996
  Cardinal Health, Inc. ........................            502           38,089
  Columbia/HCA Healthcare Corp. ................          1,619           40,070
  Guidant Corp. ................................            378           41,675
  HCR Manor Care, Inc.* ........................            272            7,990
  HEALTHSOUTH Corp.* ...........................          1,061           16,379
  Humana, Inc.* ................................            419            7,463
  Johnson & Johnson ............................          3,375          283,078
  Lilly (Eli) & Co. ............................          2,764          245,651
  Mallinckrodt, Inc. ...........................            184            5,670
  Medtronic, Inc. ..............................          1,178           87,467
  Merck & Co., Inc. ............................          2,989          441,438
  Pall Corp. ...................................            311            7,872
  Pfizer Inc. ..................................          3,279          411,310
  Pharmacia & Upjohn, Inc. .....................          1,275           72,197
  Schering-Plough Corp. ........................          3,684          203,541
  St. Jude Medical, Inc. * .....................            211            5,842
  Tenet Healthcare Corp.* ......................            774           20,318
  United Healthcare Corp. ......................            490           21,101
  Warner-Lambert Co. ...........................          2,060          154,886
                                                                      ----------
                                                                       3,035,410
                                                                      ----------
Metal (0.63%)
  Alcan Aluminium Ltd. (Canada) ................            571           15,453
  Aluminum Co. of America ......................            469           34,970
  ASARCO, Inc. .................................            100            1,506
  Barrick Gold Corp. (Canada) ..................            936           18,252
  Battle Mountain Gold Co. .....................            577            2,380
  Bethlehem Steel Corp. * ......................            325            2,722
  Cyprus Amax Minerals Co. .....................            235            2,350
  Freeport-McMoRan Copper & Gold, Inc. .........            451            4,707
  Homestake Mining Co. .........................            600            5,513
  Illinois Tool Works, Inc. ....................            627           36,366
  Inco, Ltd. (Canada) ..........................            417            4,405
  Newmont Mining Corp. .........................            420            7,586
  Phelps Dodge Corp. ...........................            147            7,479
  Placer Dome, Inc. (Canada) ...................            627            7,211
  Reynolds Metals Co. ..........................            181            9,536
  Timken Co. (The) .............................            156            2,945
  Worthington Industries, Inc. .................            243            3,038
                                                                      ----------
                                                                         166,419
                                                                      ----------
Mortgage Banking (1.20%)
  Countrywide Credit Industries, Inc. ..........            279           14,002
  Fannie Mae ...................................          2,602          192,548
  Freddie Mac ..................................          1,703          109,737
                                                                      ----------
                                                                         316,287
                                                                      ----------
Office (0.63%)
  Avery Dennison Corp. .........................            294       $   13,248
  Deluxe Corp. .................................            203            7,422
  Moore Corp., Ltd. (Canada) ...................            222            2,442
  Pitney Bowes, Inc. ...........................            689           45,517
  Xerox Corp. ..................................            825           97,350
                                                                      ----------
                                                                         165,979
                                                                      ----------
Oil & Gas (6.22%)
  Amerada Hess Corp. ...........................            228           11,343
  Amoco Corp. ..................................          2,395          144,598
  Anadarko Petroleum Corp. .....................            301            9,293
  Apache Corp. .................................            247            6,252
  Ashland, Inc. ................................            192            9,288
  Atlantic Richfield Co. .......................            806           52,592
  Baker Hughes, Inc. ...........................            797           14,097
  Burlington Resources, Inc. ...................            445           15,937
  Chevron Corp. ................................          1,642          136,183
  Coastal Corp. (The) ..........................            533           18,622
  Columbia Energy Group ........................            209           12,070
  Enron Corp. ..................................            827           47,191
  Exxon Corp. ..................................          6,119          447,452
  Halliburton Co. ..............................          1,102           32,647
  Helmerich & Payne, Inc. ......................            126            2,441
  Kerr-McGee Corp. .............................            120            4,590
  McDermott International, Inc. ................            149            3,678
  Mobil Corp. ..................................          1,962          170,938
  Occidental Petroleum Corp. ...................            886           14,951
  Oryx Energy Co.* .............................            267            3,588
  PennzEnergy Co. ..............................            120            1,958
  Pennzoil - Quaker State Co.* .................            120            1,770
  Phillips Petroleum Co. .......................            648           27,621
  Rowan Cos., Inc.* ............................            214            2,140
  Royal Dutch Petroleum Co. (Netherlands)  .....          5,381          257,614
  Schlumberger, Ltd. ...........................          1,366           63,007
  Sonat, Inc. ..................................            276            7,469
  Sunoco, Inc. .................................            235            8,475
  Texaco, Inc. .................................          1,345           71,117
  Union Pacific Resources Group ................            630            5,709
  Unocal Corp. .................................            606           17,688
  USX - Marathon Group .........................            772           23,257
                                                                      ----------
                                                                       1,645,576
                                                                      ----------
Paper & Paper Products (0.69%)
  Boise Cascade Corp. ..........................            141            4,371
  Champion International Corp. .................            240            9,720
  Fort James Corp. .............................            554           22,160
  International Paper Co. ......................            771           34,550
  Kimberly-Clark Corp. .........................          1,374           74,883
  Mead Corp. (The) .............................            261            7,651
  Potlatch Corp. ...............................             73            2,692
  Temple-Inland, Inc. ..........................            140            8,304
  Union Camp Corp. .............................            174           11,745
  Westvaco Corp. ...............................            254            6,810
                                                                      ----------
                                                                         182,886
                                                                      ----------
Pollution Control (0.05%)
  Browning-Ferris Industries, Inc. .............            436           12,399
                                                                      ----------
Printing - Commercial (0.06%)
  Donnelley (R.R.) & Sons ......................            349           15,291
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Retail (6.96%)
  Albertson's, Inc. ............................            617       $   39,295
  American Stores Co. ..........................            689           25,450
  AutoZone, Inc.* ..............................            383           12,615
  Circuit City Stores, Inc. ....................            251           12,534
  Consolidated Stores Corp.* ...................            274            5,531
  Costco Cos., Inc.* ...........................            543           39,198
  CVS Corp. ....................................            977           53,735
  Darden Restaurants, Inc. .....................            349            6,282
  Dayton Hudson Corp. ..........................          1,102           59,784
  Dillards, Inc. ...............................            278            7,888
  Dollar General Corp. .........................            464           10,962
  Federated Department Stores, Inc. * ..........            529           23,045
  Gap, Inc. (The) ..............................          1,479           83,194
  Genuine Parts Co. ............................            448           14,980
  Great Atlantic & Pacific Tea Co., Inc. .......             96            2,844
  Home Depot, Inc. (The) .......................          3,688          225,660
  Kmart Corp.* .................................          1,236           18,926
  Kohl's Corp.* ................................            396           24,329
  Kroger Co.* ..................................            644           38,962
  Limited, Inc. (The) ..........................            572           16,660
  Longs Drug Stores Corp. ......................             98            3,675
  Lowe's Cos., Inc. ............................            883           45,199
  May Department Stores ........................            580           35,018
  McDonald's Corp. .............................          1,718          131,642
  Meyer (Fred), Inc. * .........................            387           23,317
  Nordstrom, Inc. ..............................            373           12,938
  Penney (J. C.) Co., Inc. .....................            635           29,766
  Pep Boys - Manny, Moe & Jack (The) ...........            160            2,510
  Reebok International Ltd. * ..................            142            2,112
  Rite Aid Corp. ...............................            648           32,117
  Safeway, Inc.* ...............................          1,220           74,344
  Sears, Roebuck & Co. .........................            985           41,863
  Staples, Inc.* ...............................            782           34,164
  SUPERVALU, Inc. ..............................            304            8,512
  Sysco Corp. ..................................            847           23,240
  Tandy Corp. ..................................            252           10,379
  TJX Cos., Inc. ...............................            796           23,084
  Toys "R" Us, Inc.* ...........................            656           11,070
  Tricon Global Restaurants, Inc. * ............            383           19,198
  Venator Group, Inc. ..........................            339            2,182
  Wal-Mart Stores, Inc. ........................          5,610          456,863
  Walgreen Co. .................................          1,248           73,086
  Wendy's International, Inc. ..................            319            6,958
  Winn-Dixie Stores, Inc. ......................            373           16,738
                                                                      ----------
                                                                       1,841,849
                                                                      ----------
Rubber - Tires & Misc. (0.09%)
  Cooper Tire & Rubber Co. .....................            194            3,965
  Goodyear Tire & Rubber Co. (The) .............            394           19,872
                                                                      ----------
                                                                          23,837
                                                                      ----------
Shoes & Related Apparel (0.11%)
  Nike, Inc. (Class B) .........................            722           29,286
                                                                      ----------
Soap & Cleaning Preparations (1.58%)
  Clorox Co. ...................................            261           30,488
  Colgate-Palmolive Co. ........................            742           68,913
  Ecolab, Inc. .................................            325           11,761
  Procter & Gamble Co. (The) ...................          3,365          307,267
                                                                      ----------
                                                                         418,429
                                                                      ----------
Steel (0.09%)
  Allegheny Teledyne Inc. ......................            494       $   10,096
  Nucor Corp. ..................................            221            9,557
  USX-U.S. Steel Group, Inc. ...................            221            5,083
                                                                      ----------
                                                                          24,736
                                                                      ----------
Telecommunications (6.67%)
  AT&T Corp. ...................................          4,533          341,107
  AirTouch Communications, Inc. * ..............          1,440          103,860
  Andrew Corp.* ................................            216            3,564
  Bell Atlantic Corp. ..........................          3,898          206,593
  General Instrument Corp. * ...................            420           14,254
  Harris Corp. .................................            201            7,362
  Lucent Technologies, Inc. ....................          3,300          363,000
  MCI WorldCom, Inc.* ..........................          4,457          319,790
  MediaOne Group, Inc. * .......................          1,529           71,863
  Nextel Communications, Inc. (Class A)* .......            717           16,939
  Northern Telecom Ltd. (Canada) ...............          1,636           82,005
  Scientific-Atlanta, Inc. .....................            188            4,289
  Sprint Corp. .................................          1,079           90,771
  Sprint PCS* ..................................          1,054           24,374
  Tellabs, Inc.* ...............................            486           33,321
  U S WEST, Inc. ...............................          1,259           81,363
                                                                      ----------
                                                                       1,764,455
                                                                      ----------
Textile (0.09%)
  Fruit of the Loom, Inc. (Class A)* ...........            181            2,500
  Liz Claiborne, Inc. ..........................            166            5,239
  Russell Corp. ................................             91            1,848
  VF Corp. .....................................            305           14,297
                                                                      ----------
                                                                          23,884
                                                                      ----------
Tobacco (1.39%)
  Philip Morris Cos., Inc. .....................          6,103          326,510
  RJR Nabisco Holdings Corp. ...................            815           24,195
  UST, Inc. ....................................            466           16,252
                                                                      ----------
                                                                         366,957
                                                                      ----------
Transport (0.89%)
  AMR Corp.* ...................................            458           27,194
  Burlington Northern Santa Fe Corp. ...........          1,187           40,061
  CSX Corp. ....................................            549           22,784
  Delta Air Lines, Inc. ........................            358           18,616
  FDX Corp. * ..................................            370           32,930
  Navistar International Corp. * ...............            168            4,788
  Norfolk Southern Corp. .......................            951           30,135
  Southwest Airlines Co. .......................            843           18,915
  Union Pacific Corp. ..........................            621           27,984
  US Airways Group, Inc.* ......................            219           11,388
                                                                      ----------
                                                                         234,795
                                                                      ----------
Utilities (6.00%)
  AES Corp. ....................................            441           20,892
  ALLTEL Corp. .................................            688           41,151
  Ameren Corp. .................................            344           14,685
  American Electric Power Co., Inc. ............            479           22,543
  Ameritech Corp. ..............................          2,766          175,294
  Baltimore Gas & Electric Co. .................            373           11,516
  BellSouth Corp. ..............................          4,938          246,282
  Carolina Power & Light Co. ...................            380           17,884
  Central & South West Corp. ...................            533           14,624
  Cinergy Corp. ................................            398           13,681
  Consolidated Edison, Inc. ....................            587           31,038

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Utilities (continued)
  Consolidated Natural Gas Co. .................            241       $   13,014
  Dominion Resources, Inc. .....................            493           23,048
  DTE Energy Co. ...............................            364           15,607
  Duke Energy Corp. ............................            906           58,041
  Eastern Enterprises ..........................             56            2,450
  Edison International .........................            887           24,725
  Entergy Corp. ................................            619           19,266
  FirstEnergy Corp. * ..........................            595           19,375
  FPL Group, Inc. ..............................            455           28,039
  Frontier Corp. ...............................            430           14,620
  GPU, Inc. ....................................            321           14,184
  GTE Corp. ....................................          2,419          157,234
  Houston Industries, Inc. .....................            743           23,869
  New Century Energies, Inc. ...................            280           13,650
  Niagara Mohawk Power Corp.* ..................            470            7,579
  NICOR, Inc. ..................................            120            5,070
  Northern States Power Co. ....................            380           10,545
  ONEOK, Inc. ..................................             79            2,854
  PacifiCorp ...................................            746           15,713
  PECO Energy Co. ..............................            559           23,268
  People's Energy Corp. ........................             89            3,549
  PG&E Corp. ...................................            959           30,208
  PP&L Resources, Inc. .........................            380           10,593
  Public Service Enterprise Group, Inc. ........            582           23,280
  SBC Communications, Inc. .....................          4,912          263,405
  Sempra Energy ................................            604           15,327
  Southern Co. .................................          1,751           50,888
  Texas Utilities Co. ..........................            701           32,728
  Unicom Corp. .................................            545           21,017
  Williams Cos., Inc. ..........................          1,066           33,246
                                                                      ----------
                                                                       1,585,982
                                                                      ----------
Waste Disposal Service & Equip. (0.25%)
  Waste Management, Inc. .......................          1,435           66,907
                                                                      ----------
                       TOTAL COMMON STOCKS
                        (Cost $19,556,251) .....         (94.06%)     24,885,162
                                                     ----------       ----------

                                           INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE      (OOOS OMITTED)    VALUE
-------------------                        --------    --------------   ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.77%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by U.S.
   Treasury Bonds, 7.50% thru 11.75%
   due 02-15-10 thru 11-15-16) - Note B ... 4.75%         $1,528      $1,528,000
                                                                     -----------
               TOTAL SHORT-TERM INVESTMENTS                (5.77%)     1,528,000
                                                          ------     -----------
                          TOTAL INVESTMENTS               (99.83%)    26,413,162
                                                          ------     -----------
          OTHER ASSETS AND LIABILITIES, NET                (0.17%)        44,001
                                                          ------     -----------
                           TOTAL NET ASSETS              (100.00%)   $26,457,163
                                                          ======     ===========

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Declaration Trust -- V.A. Bond Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

BONDS
Automobile / Trucks (0.51%)
  ERAC USA Finance Co.,
   Note 02-15-05 (R) ...................       6.625%         BBB          $19           $18,525
    Gtd Med Term Note 06-15-00 (R) .....       7.000          BBB           35            35,748
                                                                                      ----------
                                                                                          54,273
                                                                                      ----------
Banks - Foreign (0.70%)
  Abbey National First Capital, B.V.,
   Sub Note (United Kingdom)
   10-15-04 (Y) ........................       8.200          AA-           30            33,657
  RBSG Capital Corp.,
   Gtd Cap Note
   (Scotland) 03-01-04 .................      10.125          A             15            17,791
  Scotland International Finance
   No. 2 B.V., Gtd Sub Note
   (Netherlands) 11-01-06 (R) (Y) ......       8.850          A+            20            23,664
                                                                                      ----------
                                                                                          75,112
                                                                                      ----------
Banks - United States (1.99%)
  Banc One Corp.,
   Sub Deb 10-15-26 ....................       7.625          A             30            34,343
  BankAmerica Corp.,
   Sub Note 02-15-08 ...................       6.375          A             30            31,148
  Bank of New York,
   Cap Security 12-01-26 (R) ...........       7.780          A-            40            43,580
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 ...........       8.250          A-            20            22,308
  National Westminster Bank Plc -
   New York Branch,
   Sub Note 05-01-01 ...................       9.450          AA-            5             5,443
  Norwest Corp., Med Term Sr Note
   Ser G 09-15-02 ......................       6.375          A+            30            30,830
  Security Pacific Corp.,
   Sub Note 03-01-01 ...................      11.000          A             40            44,464
                                                                                      ----------
                                                                                         212,116
                                                                                      ----------
Beverages (0.28%)
  Seagram (Joseph E.) & Sons, Inc.,
   Gtd Sr Deb 12-15-28 .................       7.600          BBB-          30            30,300
                                                                                      ----------
Broker Services (0.10%)
  Salomon Smith Barney Holdings, Inc.,
   Note 10-15-02 .......................       6.500          A             10            10,219
                                                                                      ----------
Chemicals (0.42%)
  Akzo Nobel, Inc.,
   Gtd Note 11-15-03 (R) ...............       6.000          A             15            15,073
  Monsanto Co.,
   Deb 12-01-28 (R) ....................       6.600          A             30            30,075
                                                                                      ----------
                                                                                          45,148
                                                                                      ----------
Computers (1.15%)
  International Business Machines Corp.,
   Deb 01-15-28 ........................       6.500          A+            40            41,984
   Med Term Note 09-22-03 ..............       5.370          A+            35            34,910
  PSINet, Inc., Sr Note 11-01-08 (R) ...      11.500          B-            20            20,850
  Verio, Inc., Sr Note 12-01-08 (R) ....      11.250          B-            25            25,250
                                                                                      ----------
                                                                                         122,994
                                                                                      ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Bond Fund on December 31, 1998. It is divided into three main catagories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Cosmetics & Personal Care (0.19%)
  Revlon Consumer Products Corp.,
   Sr Note 11-01-06 (R) ................       9.000%         B            $20           $19,800
                                                                                      ----------
Electronics (0.28%)
  Motorola, Inc.,
   Deb 11-15-28 ........................       6.500          AA-           30            30,330
                                                                                      ----------
Energy (0.17%)
  CalEnergy Co., Inc.,
   Sr Note 09-15-06 ....................       9.500          BB+           10            11,126
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 ................       9.625          B              7             7,122
                                                                                      ----------
                                                                                          18,248
                                                                                      ----------
Fertilizers (0.38%)
  IMC Global, Inc.,
   Note 11-01-02 .......................       7.400          BBB           40            40,500
                                                                                      ----------
Finance (6.97%)
  Associates Corp. of North America,
   Sr Note 04-15-03 ....................       6.000          AA-           75            76,281
   Sr Note 11-01-08 ....................       6.250          AA-           35            36,348
  CIT Group Holdings, Inc.,
   Med Term Note 06-17-02 ..............       7.125          A+            35            36,775
   Note 10-15-01 .......................       5.500          A+            35            35,095
  Commercial Credit Co.,
   Note 07-01-02 .......................       6.450          A+            45            46,347
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) .......       9.150          BBB           28            36,245
  DR Investments,
   Sr Note (United Kingdom)
   05-15-07 (R) (Y) ....................       7.450          A-            30            32,721
  EES Coke Battery Co., Inc.,
   Sr Sec Note Ser A 04-15-02 (R) ......       7.125          BBB            7             7,528
  Finova Capital Corp.,
   Note 11-01-02 .......................       6.250          A-            25            25,313
  Ford Capital, B.V., Gtd Deb
   (Netherlands) 05-15-02 (Y) ..........       9.875          A             50            56,481
  Ford Motor Credit Co.,
   Note 04-28-03 .......................       6.125          A             35            35,745
  General Motors Acceptance Corp.,
   Note 12-01-01 .......................       6.375          A             35            35,854
  Household Finance Corp.,
   Note 11-01-02 .......................       5.875          A             40            40,096
   Sr Note 09-25-04 ....................       5.875          A             40            39,040
  JCP Master Credit Card Trust, Pass
   Thru Ctf Ser C Class A 06-15-00 .....       9.625          AA+           95            99,646
  Marlin Water Trust & Marlin Water
   Capital, Sr Note 12-15-01 (R) .......       7.090          BBB           35            35,105
  WMC Finance (USA) Ltd.,
   Gtd Note (Australia) 11-15-03 (Y) ...       6.500          A             65            65,306
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A
   06-15-04 (R) ........................       8.400          BBB-           4             3,732
                                                                                      ----------
                                                                                         743,658
                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Declaration Trust -- V.A. Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

General Obligation (0.14%)
  Atlanta, City of,
   GO Ref Ser 1998 12-01-20 ............       5.000%         AAA          $15           $14,881
                                                                                      ----------
Government - Foreign (0.75%)
  Manitoba, Province of,
   Note (Canada) 10-01-08 (Y) ..........       5.500          AA-           55            55,451
  Nova Scotia, Province of,
   Deb (Canada) 11-15-19 (Y) ...........       8.250          A-            20            24,646
                                                                                      ----------
                                                                                          80,097
                                                                                      ----------
Government - U.S. (45.80%)
  United States Treasury,
   Bond 08-15-17 .......................       8.875          AAA          422           594,425
   Bond 02-15-23 .......................       7.125          AAA          795           979,710
   Note 05-15-01 .......................       8.000          AAA           35            37,587
   Note 05-15-02 .......................       7.500          AAA          524           568,949
   Note 08-15-03 .......................       5.750          AAA          910           950,240
   Note 02-15-05 .......................       7.500          AAA          830           950,350
   Note 07-15-06 .......................       7.000          AAA          707           804,983
                                                                                      ----------
                                                                                       4,886,244
                                                                                      ----------
Government - U.S. Agencies (9.01%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08 .............       6.000          AAA           25            25,156
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 12-01-12 ........       6.500          AAA           44            44,757
   30 Yr Pass Thru Ctf 03-01-27 ........       6.500          AAA           91            91,640
   30 Yr Pass Thru Ctf 01-01-28 ........       6.000          AAA           24            23,539
   Pass Thru Ctf Ser 1997-M8
     Class A-1 01-25-22 ................       6.940          AAA            3             3,034
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf
      01-15-26 to 11-15-28 .............       7.000          AAA          525           537,437
   30 Yr Pass thru Ctf 07-15-26 to
     08-15-27 ..........................       8.000          AAA           47            48,422
   30 Yr Pass Thru Ctf 08-15-26 ........       7.500          AAA           41            41,994
   30 Yr Pass Thru Ctf 02-15-28 to
     12-15-28 ..........................       6.500          AAA          143           144,843
                                                                                      ----------
                                                                                         960,822
                                                                                      ----------
Household (0.24%)
  WestPoint Stevens, Inc.,
   Sr Note 06-15-05 ....................       7.875          BB            25            25,375
                                                                                      ----------
Insurance (1.81%)
  Conseco, Inc.,
   Note 06-15-05 .......................       6.800          BBB           15            14,016
  Equitable Life Assurance Society of
   the United States, Surplus Note
   12-01-05 (R) ........................       6.950          A             15            15,902
  Fairfax Financial Holdings, Ltd.,
   Note (Canada) 04-15-26 (Y) ..........       8.300          BBB+          15            15,678
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) ...........       8.200          A+            45            51,569
   Surplus Note 10-15-26 (R) ...........       7.875          A+            15            16,512
  Massachusetts Mutual Life
   Insurance Co., Surplus Note
   11-15-23 (R) ........................       7.625          AA             5             5,663
  NAC Re Corp.,
   Note 06-15-99 .......................       8.000          A-             5             5,052
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) ...........       7.500          AA-            5             5,311
  Phoenix Home Life Mutual
   Insurance Co., Surplus Note
   12-01-06 (R) ........................       6.950%         A+           $15           $15,837
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) ...........       6.625          AA            20            20,850
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ................       7.875          A-            25            27,176
                                                                                      ----------
                                                                                         193,566
                                                                                      ----------
Leisure (0.91%)
  Circus Circus Enterprises, Inc.,
   Deb 11-15-36 ........................       7.000          BBB-          15            13,703
   Sr Sub Note 12-01-05 ................       9.250          BB+           10            10,200
  HMH Properties, Inc.,
   Gtd Sr Sec Note Ser A 08-01-05 ......       7.875          BB            20            19,550
   Sr Note Ser C 12-01-08 ..............       8.450          BB            20            20,000
  Harrah's Operating Co., Inc.,
   Gtd Sr Sub Note 12-15-05 ............       7.875          BB+           15            15,075
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
     03-15-07 (Y) ......................       9.000          B+             8             8,320
     12-15-07 (Y) ......................       8.625          B+             5             5,125
  Trump Hotels & Casino Resorts
   Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ....................      15.500          B-             5             5,200
                                                                                      ----------
                                                                                          97,173
                                                                                      ----------
Manufacturing (0.26%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) ............      10.000          B-            30            27,150
                                                                                      ----------
Media (2.93%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 ..............       9.250          B+            17            17,935
   Sr Note Ser B 07-15-03 ..............       8.125          B             10            10,225
  CSC Holdings, Inc.,
   Sr Note 07-15-08 ....................       7.250          BB+           30            30,411
  Continental Cablevision, Inc.,
   Sr Note 05-15-06 ....................       8.300          BBB           25            27,740
  Garden State Newspapers, Inc.,
   Sr Sub Note 10-01-09 ................       8.750          B+             7             7,000
  Jones Intercable, Inc.,
   Sr Note 04-15-08 ....................       7.625          BB+           35            35,700
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) .......      10.625          BBB-          40            43,310
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 .................       8.250          BBB-          23            26,059
  Rogers Cablesystems Ltd.,
   Sec 2nd Priority Note (Canada)
   08-01-02 (Y) ........................       9.625          BB+           21            22,575
  Sprint Capital Corp.,
   Gtd Sr Note 11-15-28 ................       6.875          A-            30            31,047
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 .....................      10.500          BBB-           8             8,721
  Time Warner, Inc.,
   Deb 01-15-13 ........................       9.125          BBB           28            35,447
   Note 06-15-05 .......................       7.750          BBB           15            16,591
                                                                                      ----------
                                                                                         312,761
                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Declaration Trust -- V.A. Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Medical (0.99%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (Y) .......      10.750%         B+            $7            $6,965
  Fresenius Medical Care Capital
   Trust II, Gtd Trust Preferred Security
   02-01-08 ............................       7.875          B+            10             9,900
  Genesis Health Ventures, Inc.,
   Sr Sub Note 01-15-09 (R) ............       9.875          B-            15            14,475
  Integrated Health Services, Inc.,
   Sr Sub Deb 01-01-01 .................       5.750          B-            30            26,400
   Sr Sub Note 01-15-08 ................       9.250          B-             1               940
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ................      10.750          B+             3             3,330
  Sola International, Inc.,
   Note 03-15-08 .......................       6.875          BBB-          10             9,462
  Tenet Healthcare Corp.,
   Sr Note 12-01-03 ....................       8.625          BB+           20            20,950
   Sr Sub Note 01-15-07 ................       8.625          BB-            8             8,360
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 ....................       7.125          BBB-           5             4,994
                                                                                      ----------
                                                                                         105,776
                                                                                      ----------
Metal (0.14%)
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note 12-15-06 (R)  ..........      12.000          BB-           15            15,188
                                                                                      ----------
Mortgage Banking (2.99%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A
   08-15-02 ............................       6.350          AAA           45            45,816
  ContiMortgage Home Equity
   Loan Trust, Pass Thru Ctf Ser
   1995-2 Class A-5 08-15-25  ..........       8.100          AAA           10            10,491
  Credit Suisse First Boston
   Mortgage Securities Corp.,
   Commercial Mtg Pass Thru
   Ctf Ser 1998-C1 Class A-1A
   12-17-07 ............................       6.260          AAA           24            24,660
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3
   Class A-9 02-15-29 ..................       6.570          AAA           25            25,357
  GMAC Commercial Mortgage
   Securities, Inc., Pass Thru Ctf
   Ser 1997-C2 Class A-3 11-15-07 ......       6.566          Aaa           25            25,906
  Homeside Lending, Inc.,
   Med Term Sr Note 05-15-03  ..........       6.200          A+            25            25,108
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1998-1
   Class A-4 03-20-25 ..................       6.600          AAA           15            14,850
  Money Store Home Equity
   Trust (The), Pass Thru Ctf Ser
   1997-D Class AF-7 12-15-38 ..........       6.485          AAA           16            16,250
  Morgan Stanley Capital I, Inc.,
   Pass Thru Ctf Ser 1997-WF1
   Class A-1 10-15-06 (R) ..............       6.830          AAA           97            99,724
  Nomura Asset Securities Corp.,
   Pass Thru Ctf Ser 1998-D6
   Class A-1A 03-17-28 .................       6.280          AAA           14            14,315
Mortgage Banking (continued)
  Salomon Brothers Mortgage
   Securities VII, Inc., Mtg Pass Thru
   Ctf Ser 1997-HUD2 Class A-2
   07-25-24 ............................       6.750%         Aaa           $6            $6,064
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1
   Class A-8 06-15-28 ..................       7.220          AAA           10            10,472
                                                                                      ----------
                                                                                         319,013
                                                                                      ----------
Oil & Gas (0.79%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) .......       9.250          BBB-          10             9,600
  Occidental Petroleum Corp.,
   Sr Note 11-15-08 ....................       7.375          BBB           20            20,360
  Petroleos Mexicanos, Gtd Sr Note
   (Mexico) 12-02-08 (R) (Y)  ..........       9.375          BB            10             9,850
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) .......       6.625          BBB           30            29,286
  R&B Falcon Corp.,
   Sr Note 12-15-08 (R) ................       9.500          BB+           15            14,981
                                                                                      ----------
                                                                                          84,077
                                                                                      ----------
Paper & Paper Products (0.33%)
  Fort James Corp.,
   Sr Note 09-15-02 ....................       6.500          BBB-           5             5,074
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ..........      12.000          B+            28            30,380
                                                                                      ----------
                                                                                          35,454
                                                                                      ----------
Real Estate Operations (0.19%)
  Security Capital Group, Inc.,
   Med Term Note Ser A 11-15-03 ........       7.750          BBB           20            19,998
                                                                                      ----------
Real Estate Investment Trust (0.31%)
  American Health Properties, Inc.,
   Note 01-15-07 .......................       7.500          BBB-          20            18,800
  Liberty Property L.P.,
   Med Term Note 06-05-02 ..............       6.600          BBB-          10             9,650
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 .......................       7.300          BBB-           5             5,023
                                                                                      ----------
                                                                                          33,473
                                                                                      ----------
Retail (0.88%)
  Fred Meyer, Inc.,
   Gtd Note 03-01-08 ...................       7.450          BB+           30            32,369
  Great Atlantic & Pacific Tea Co.,
   Inc. (The), Note 04-15-07  ..........       7.750          BBB-          30            30,164
  Kroger Co. (The),
   Sr Note 07-15-06 ....................       8.150          BBB-          15            16,760
  Safeway, Inc.,
   Sr Note 11-15-01 ....................       5.875          BBB           15            15,017
                                                                                      ----------
                                                                                          94,310
                                                                                      ----------
Revenue Bonds (0.79%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R) ............      11.875          B             10            10,200
  Harris County-Houston Sports Auth,
   Sr Lien Special Rev Ser 1998A
   11-15-28 ............................       5.000          AAA           15            14,658
  Massachusetts Water Resource
   Authority, Gen Rev Ref Ser 1997D
   08-01-24 ............................       5.000          AAA           20            19,659

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Declaration Trust -- V.A. Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Revenue Bonds (continued)
  New York City Municipal Water
   Finance Auth, Wtr & Swr Sys Rev
   Ref Ser 1997A 06-15-21 ..............       5.125%         AAA          $10           $10,003
  San Jose Redevelopment Agency,
   Tax Alloc Merged Area Redevel Proj
   08-01-26 ............................       5.000          AAA           30            29,777
                                                                                      ----------
                                                                                          84,297
                                                                                      ----------
Steel (0.04%)
  Bayou Steel Corp.,
   1st Mtg Note 05-15-08 ...............       9.500          B              5             4,700
                                                                                      ----------
Telecommunications (3.40%)
  AXIA, Inc.,
   Sr Sub Note 07-15-08 (R) ............      10.750          B-            17            17,212
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) .......       8.000          BB-           18            17,190
  GTE North, Inc.,
   Deb Ser H 11-15-08 ..................       5.650          AA-           20            20,220
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 (R) ................       9.625          B             15            15,900
  Hermes Europe Railtel BV,**
   Sr Note (Belgium) 01-15-09 (R) (Y) ..      10.375          B             15            15,300
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 ................       9.000          CCC+          20            20,150
  Intermedia Communications, Inc.,
   Sr Note 01-15-08 ....................       8.500          B              5             4,750
   Sr Note Ser B 06-01-08 ..............       8.600          B             10             9,550
  MCI WorldCom, Inc.,
   Sr Note 08-15-01 ....................       6.125          BBB+          60            60,959
  McLeodUSA, Inc.,
   Sr Note 11-01-08 (R) ................       9.500          B+            20            21,200
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) ................      10.000          B             25            25,750
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) .......      12.000          B             15            16,650
  NTL, Inc.,
   Sr Note 10-01-08 (R) ................      11.500          B-            30            33,300
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
   (9.75%, 02-15-99) 08-15-04 (A) ......        Zero          CCC+          24            23,280
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 (R) ................      10.750          B             20            20,500
  Qwest Communications International,
   Inc., Sr Note 11-01-08 (R) ..........       7.250          BB+           10            10,225
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) ...      12.500          B-            30            30,150
                                                                                      ----------
                                                                                         362,286
                                                                                      ----------
Textile (0.34%)
  Tropical Sportswear International Corp.,
   Gtd Sr Sub Note Ser A
   06-15-08 ............................      11.000          B-            20            21,050
  Unifi, Inc.,
   Note Ser B 02-01-08 .................       6.500          A-            15            14,858
                                                                                      ----------
                                                                                          35,908
                                                                                      ----------
Tobacco (0.73%)
  Philip Morris Companies, Inc.,
   Note 09-15-01 .......................       7.250%         A            $35           $36,536
   Note 08-15-02 .......................       7.125          A             10            10,503
  RJR Nabisco, Inc.,
   Note 12-01-02 .......................       8.625          BBB-          21            21,335
   Note 09-15-03 .......................       7.625          BBB-          10             9,745
                                                                                      ----------
                                                                                          78,119
                                                                                      ----------
Transport (2.24%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser B 01-02-08 ........       6.930          A-             5             4,529
  Continental Airlines,
   Note 12-15-05 .......................       8.000          BB-           25            25,000
   Pass Thru Cert Ser 1998-2
     Class A 04-15-07 ..................       6.410          AA+           25            24,476
   Pass Thru Ctf Ser 1997-2C 06-30-04 ..       7.206          BBB-          19            19,444
  Fine Air Services, Inc.,
   Sr Note 06-01-08 ....................       9.875          B             15            13,500
  NWA Trust,
   Sr Note Ser A 6-21-14 ...............       9.250          A2            40            48,273
  Northwest Airlines, Inc.,
   Gtd Note 03-15-04 ...................       8.375          BB            25            24,475
   Pass Thru Ctf Ser 1996-1D
     01-02-15 ..........................       8.970          BBB-           5             5,242
  Primark Corp.,
   Sr Sub Note 12-15-08 (R) ............       9.250          B+            20            20,100
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser
     1990-A1 03-19-05 ..................      11.200          BB            42            45,541
  Wisconsin Central Transportation
   Corp., Note 04-15-08 ................       6.625          BBB-           8             8,120
                                                                                      ----------
                                                                                         238,700
                                                                                      ----------
Utilities (5.87%)
  AES Corp.,
   Sr Sub Note 07-15-06 ................      10.250          B+            10            10,800
   Sr Sub Note 08-15-07 ................       8.375          B+            23            23,230
  Avon Energy Partners Holdings,
   Note (United Kingdom)
     03-04-08 (R) (Y) ..................       6.460          A-            15            15,216
   Sr Note (United Kingdom)
     12-11-02 (R) (Y) ..................       6.730          A-            20            20,656
  BVPS II Funding Corp., Collateralized
   Lease Bond 06-01-17 .................       8.890          BB-            5             5,725
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 .......       9.000          BB-           23            25,875
  CMS Energy Corp.,
   Sr Note 05-15-02 ....................       8.125          BB            25            25,934
  CalEnergy Co., Inc.,
   Sr Bond 09-15-28 ....................       8.480          BB+           45            50,036
   Sr Sec Note 06-30-03 ................       9.875          BB+           30            33,595
  Calpine Corp.,
   Sr Note 04-01-08 ....................       7.875          BB-           15            15,150
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ..............       9.500          BB+           45            49,275
   Sr Sec Note Ser D 11-01-17 ..........       7.880          BB+           20            20,670
  Connecticut Light & Power Co.,
   1st Mtg Bond 06-01-02 ...............       7.750          BB+           20            20,746

                       SEE NOTES TO FINANICAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Declaration Trust -- V.A. Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Utilities (continued)
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ......       9.400%         A+           $15           $20,424
   Gtd Bond (Canada) 01-15-22 (Y) ......       8.400          A+            20            24,879
  Iberdrola,
   Note 10-01-02 (Y) ...................       7.500          AA-           36            38,406
  Marketspan Corp.,
   Deb 03-15-23 ........................       8.200          A-            40            44,400
  Midland Funding Corp. I,
   Deb Ser C-94 07-23-02 ...............      10.330          BB            11            11,658
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 ..............       7.750          BB-           20            21,400
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02 ...............       9.050          B+            13            13,507
  Northeast Utilities,
   Note Ser A 12-01-06 .................       8.580          B+             4             4,180
  Philadelphia Electric Co.,
   1st Mtg Bond 09-01-02 ...............       7.125          BBB+          30            31,454
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27 .....       8.231          Baa2          15            15,930
  U.S. West Capital Funding, Inc.,
   Gtd Bond 07-15-28 ...................       6.875          A-            45            48,057
  Waterford 3 Funding Corp., Sec
   Lease Obligation Bond 01-02-17 ......       8.090          BBB-          32            34,693
                                                                                     -----------
                                                                                         625,896
                                                                                     -----------
                                                      TOTAL BONDS
                                               (Cost $10,018,500)       (95.02%)      10,137,962
                                                                       -------       -----------

                                                                       NUMBER OF
                                                                        SHARES
                                                                       ---------
WARRANTS
Telecommunications (0.00%)
  MetroNet Communications Corp. (Canada) (R) (Y)                             5               257
                                                                                     -----------
                                                   TOTAL WARRANTS
                                                       (Cost $51)        (0.00%)             257
                                                                       -------       -----------

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.55%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by U. S.
   Treasury Bonds, 6.250% thru 9.125%
   due 05-15-18 thru 08-15-23)
  - Note B .............................       4.750%                     $272          $272,000
                                                                                     -----------
Short-Term Notes (0.72%)
 Chrysler Financial Co. LLC,
  Med Term Note Ser S 11-15-01 .........       5.690          A+            30            30,141
 General Motors Acceptance Corp.,
  Med Term Note 04-17-01 ...............       6.850          A             45            46,371
                                                                                     -----------
                                                                                          76,512
                                                                                     -----------
                                           TOTAL SHORT-TERM NOTES
                                                   (Cost $76,880)        (0.72%)          76,512
                                                                       -------       -----------
Corporate Savings Account (0.00%)
  Investor's Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%...................                                                     295
                                                                                     -----------

                                     TOTAL SHORT-TERM INVESTMENTS        (3.27%)         348,807
                                                                       -------       -----------
                                                TOTAL INVESTMENTS       (98.29)       10,487,026
                                                                       -------       -----------
                                OTHER ASSETS AND LIABILITIES, NET        (1.71%)         182,402
                                                                       -------       -----------
                                                 TOTAL NET ASSETS      (100.00%)     $10,669,428
                                                                       =======       ===========

* Credit ratings are unaudited and rated by Standard and Poor's where available, or Moody's Investors Service or John Hancock Advisors, Inc. where Standard and Poor's ratings are not available.

** This security having a value of $15,300 or 0.14% of the Fund's net assets, has been purchased as a forward commitment - that is, the Fund has agreed on the trade date, to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market value of $16,199 of U.S. Treasury Bond, 8.875%, 08-15-17 has been segregated to cover the forward commitment.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $944,050 or 8.85% of net assets as of December 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

BONDS
Advertising (0.72%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ................       9.375%         B           $100          $108,000
                                                                                      ----------
Business Services - Misc. (0.66%)
  United Rentals, Inc.,
   Sr Sub Note 08-15-08 (R) ............       8.800          BB-          100            98,500
                                                                                      ----------
Computers (2.90%)
  PSINet, Inc.,
   Sr Note 11-01-08 (R) ................      11.500          B-           100           104,250
  Unisys Corp.,
   Sr Note 10-15-04 ....................      11.750          BB-           25            29,000
  Verio, Inc.,
   Sr Note 12-01-08 (R) ................      11.250          B-           300           303,000
                                                                                      ----------
                                                                                         436,250
                                                                                      ----------
Containers (0.67%)
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .............      12.250          B-           100           100,500
                                                                                      ----------
Diversified Operations (0.67%)
  Euramax International PLC,
   Sr Sub Note (United Kingdom)
   10-01-06 (Y) ........................      11.250          B            100           100,000
                                                                                      ----------
Electronics (1.17%)
  Communications Instruments, Inc.,
   Gtd Sr Sub Note Ser B 09-15-04 ......      10.000          B-           100            96,250
  Zilog, Inc.,
   Sr Sec Note Ser B 03-01-05 ..........       9.500          B-           100            79,000
                                                                                      ----------
                                                                                         175,250
                                                                                      ----------
Energy (1.35%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ............       9.625          B            200           203,500
                                                                                      ----------
Finance (0.65%)
  AEI Holding Co.,
   Sr Note 11-15-07 (R) ................      10.000          B-           100            98,000
                                                                                      ----------
Food (0.68%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R)  ...........      11.875          B            100           102,000
                                                                                      ----------
Government - Foreign (6.69%)
  Australia, Commonwealth of,
   Government Bond (Australia)
   10-15-07 # ..........................      10.000          AAA          169           139,842
  Government of Canada,
   Government Bond (Canada)
     03-15-00 # ........................       5.000          AAA          150            97,795
   Government Bond (Canada)
     03-01-01 # ........................       7.500          AAA          325           222,840
  United Kingdom of Great Britain
   Treasury Gilts,
   Government Bond (United Kingdom)
     08-10-99 # ........................       6.000          AAA           60           100,209
   Government Bond (United Kingdom)
     12-07-00 # ........................       8.000          AAA           50            88,217

The Schedule of Investments is a complete list of all securities owned by the V.
A. Strategic Income Fund on December 31, 1998. It is divided into four main catagories: bonds, common stocks, pre ferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Government - Foreign (continued)
  United Kingdom of Great Britain
   Treasury Gilts, (cont.),
   Government Bond (United Kingdom)
     06-07-02 # ........................       7.000%         AAA          $70          $127,562
   Government Bond (United Kingdom)
     06-10-03 # ........................       8.000          AAA          120           227,883
                                                                                      ----------
                                                                                       1,004,348
                                                                                      ----------
Government - U.S. (22.79%)
  United States Treasury,
   Bond 02-15-16 .......................       9.250          Aaa          200           286,938
   Bond 08-15-19 .......................       8.125          Aaa          700           934,829
   Bond 08-15-23 .......................       6.250          Aaa          700           782,362
   Bond 02-15-27 .......................       6.625          Aaa          100           118,281
   Note 08-31-02 .......................       6.250          Aaa          500           525,545
   Note 08-15-04 .......................       7.250          Aaa          300           337,266
   Note 08-15-05 .......................       6.500          Aaa          100           109,906
   Note 08-15-07 .......................       6.125          Aaa          300           327,657
                                                                                      ----------
                                                                                       3,422,784
                                                                                      ----------
Leisure (5.85%)
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ................      12.500          B+           250           276,250
  Cinemark USA, Inc.,
   Sr Sub Note Ser D 08-01-08 ..........       9.625          B            100           104,500
  Harrah's Operating Co., Inc.,
   Sr Sub Note 12-15-05 ................       7.875          BB+          100           100,500
  HMH Properties, Inc.,
   Sr Note Ser B 08-01-08 ..............       7.875          BB           100            97,500
  Regal Cinemas, Inc.,
   Sr Sub Note 12-15-10 (R)  ...........       8.875          B            100            99,000
  SFX Entertainment, Inc.,
   Sr Sub Note Ser B 02-01-08 ..........       9.125          B-           100            99,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
   12-15-07 (Y) ........................       8.625          B+           100           102,500
                                                                                      ----------
                                                                                         879,250
                                                                                      ----------
Machinery (0.62%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 ................       8.500          B            100            93,500
                                                                                      ----------
Manufacturing (0.60%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) ............      10.000          B-           100            90,500
                                                                                      ----------
Media (6.77%)
  Capstar Radio Broadcasting Partners,
   Inc., Sr Sub Note 07-01-07 (A) ......       9.250          B-           100           104,000
  Chancellor Media Corp.,
   Gtd Sr Sub Note 01-15-07 ............      10.500          Ba3          100           104,250
  Citadel Broadcasting Co.,
   Sr Sub Note 11-15-08 (R) ............       9.250          B-           100           104,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Media (continued)
  Cumulus Media, Inc.,
   Sr Sub Note 07-01-08 ................      10.375%         CCC+        $100          $106,000
  Falcon Holding Group L.P., / Falcon
   Funding Corp., Sr Deb Ser B
   04-15-10 ............................       8.375          B            200           204,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 ....................      11.250          B            100           112,500
  Regional Independent Media Group
   PLC, Sr Note (United Kingdom)
   07-01-08 (R) (Y) ....................      10.500          B-           175           176,750
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ................      11.000          B-           100           105,000
                                                                                      ----------
                                                                                       1,017,500
                                                                                      ----------
Medical (0.66%)
  Fresenius Medical Care Capital
   Trust II, Trust Preferred Security
   02-01-08 ............................       7.875          B+           100            99,000
                                                                                      ----------
Metal (0.65%)
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07 ............       9.875          B-           100            98,000
                                                                                      ----------
Oil & Gas (1.04%)
  Key Energy Group, Inc.,
   Bridge Loan Agreement 09-15-99 ......      11.909          B-            99            98,815
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A) ........................        Zero          B            100            58,000
                                                                                      ----------
                                                                                         156,815
                                                                                      ----------
Retail (1.00%)
  United Stationers, Inc.,
   Sr Sub Note 04-15-08 ................       8.375          B            150           150,000
                                                                                      ----------
Telecommunications (29.61%)
  Allegiance Telecom, Inc.,
   Sr Disc Note, Ser B, Step Coupon
   (11.75%, 02-15-03)
   02-15-08 (A) ........................        Zero          B-           250           120,000
  AMSC Acquisition Co., Inc.,
   Gtd Sr Note Ser B 04-01-08 ..........      12.250          B-           100            62,000
  AXIA, Inc.,
   Sr Sub Note 07-15-08 ................      10.750          B-           100           101,250
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) .......       8.000          BB-          100            95,500
  Centennial Cellular Operating Co.,
   Sr Sub Note 12-15-08 (R) ............      10.750          CCC+         100           100,500
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon
   (10.40%, 05-15-03) (Canada)
   05-15-08 # ..........................        Zero          B3           150            51,230
  COLT Telecom Group PLC,
   Sr Note (Germany)
   07-31-08 # ..........................       7.625          B            580           344,606
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%,
   11-15-00) (Colombia)
   11-15-03 (A) (Y) ....................        Zero          B3           100            57,750
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon
   (10.625%, 11-15-02)
   11-15-07 (A) ........................        Zero          B           $150          $103,500
  Diva Systems Corp.,
   Sr Disc Note, Step Coupon
   (12.625%, 03-01-03)
   03-01-08 (A) (R) ....................        Zero          B-           250           102,500
  Dolphin Telecom PLC,
   Sr Disc Note, Step Coupon
   (11.50%, 06-01-03)
   (United Kingdom)
   06-01-08 (A) (R) (Y) ................        Zero          B-           200            80,000
  DTI Holdings, Inc.,
   Sr Disc Note, Step Coupon
   (12.50%, 03-01-03)
   03-01-08 (A) ........................        Zero          B-           150            38,250
  Espirit Telecom Group PLC,
   Sr Note (Germany)
     06-15-08 # ........................      11.000%         B-           200           119,430
   Sr Note (United Kingdom)
     12-15-07 (Y) ......................      11.500          B-           100           102,000
  FLAG Ltd.,
   Sr Note (Bermuda)
   01-30-08 (Y) ........................       8.250          B+           100            98,000
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 (R) ................       9.625          B            100           106,000
  Hermes Europe Railtel B.V.,
   Sr Note (Netherlands)
   08-15-07 (Y) ........................      11.500          B            100           107,500
  Intercel, Inc.,
   Unit (Sr Discount Note &
   Warrant) Step Coupon (12.00%,
   02/01/01) 02-01-06 (A) ..............        Zero          B            200           147,000
  Ionica PLC,
   Sr Disc Note, Step
   Coupon (15.00%, 05-01-02)
   (United Kingdom)
   05-01-07 (A) (Y) ....................        Zero          Caa3         200             3,000
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 ................       9.000          CCC+         100           100,750
  Level 3 Communications, Inc.,
   Sr Note 05-01-08 ....................       9.125          B            200           198,000
  McLeodUSA Inc.,
   Sr Note 11-01-08 (R) ................       9.500          B+            50            53,000
   Sr Note 07-15-07 ....................       9.250          B+           100           103,500
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) ................      10.000          B            300           309,000
  MetroNet Communications Corp.,
   Sr Discount Note, Step Coupon
     (10.75%, 11-01-02) (Canada)
     11-01-07 (A) (Y) ..................        Zero          B            200           130,000
   Sr Note (Canada) 08-15-07 (Y) .......      12.000          B             50            55,500
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
     (9.75%, 02-15-99) 08-15-04 (A) ....        Zero          CCC+          75            72,750
   Sr Disc Note, Step Coupon (9.95%,
     02-15-03) 02-15-08 (A) ............        Zero          CCC+         125            75,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Telecommunications (continued)
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 (R) ................      10.750%         B           $100          $102,500
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 ....................      12.750          B-           100            98,000
  NTL, Inc.,
   Sr Note 04-01-08 (R) ................       9.500          B-            60            91,345
   Sr Note 10-01-08 (R) ................      11.500          B-           100           111,000
  Orange PLC, Sr Note
   (United Kingdom) 08-01-08 (Y) .......       8.000          B+           100            99,750
  Orion Network Systems,
   Sr Note 01-15-07 ....................      11.250          B+           100            98,000
  Qwest Communications
   International, Inc., Sr Note
   Ser B 04-01-07 ......................      10.875          BB+          100           113,500
  RCN Corp.,
   Sr Note 10-15-07 ....................      10.000          B3           100            95,500
  Teligent, Inc.,
   Sr Note 12-01-07 ....................      11.500          CCC          100            93,500
  Time Warner Telecom LLC,
   Sr Note 07-15-08 ....................       9.750          B-           100           105,000
  VersaTel Telecom B.V.,
   Sr Note (Netherlands)
   05-15-08 (Y) ........................      13.250          B-           100            99,500
  Viatel, Inc.,
   Sr Note 04-15-08 ....................      11.250          Caa1         200           200,000
  Winstar Equipment Corp.,
   Sec Note 03-15-04 ...................      12.500          CCC+         100           100,500
                                                                                      ----------
                                                                                       4,445,611
                                                                                      ----------
Transportation (1.27%)
  Continental Airlines, Inc.,
   Note 12-15-05 .......................       8.000          BB-          100           100,000
  Fine Air Services Corp.,
   Sr Note 06-01-08 ....................       9.875          B            100            90,000
                                                                                      ----------
                                                                                         190,000
                                                                                      ----------
Utilities (3.37%)
  CalEnergy Co., Inc.,
   Sr Note 09-15-08 ....................       7.520          BB+          100           105,155
   Sr Note 10-15-07 ....................       7.630          BB+          100           107,110
  Calpine Corp.,
   Sr Note 04-01-08 ....................       7.875          BB-          100           101,000
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ..................      11.750          B            100           116,500
  Monterrey Power S.A. de C.V.,
   Sec Bond (Mexico)
   11-15-09 (R) (Y) ....................       9.625          BB           100            77,000
                                                                                      ----------
                                                                                         506,765
                                                                                      ----------
                                                      TOTAL BONDS
                                               (Cost $13,908,610)       (90.39%)      13,576,073
                                                                      --------        ----------

                                                         NUMBER OF
                                                          SHARES        MARKET
ISSUER, DESCRIPTION                                     OR WARRANTS      VALUE
-------------------                                     -----------     ------

COMMON STOCKS
  KLM Royal Dutch Airlines
   N.V., Common Stock
   (Netherlands) .....................................        517      $15,510
  Nextel Communications, Inc.
   (Class A), Common Stock ** ........................        232        5,481
  Northeast Utilities, Common Stock ** ...............      6,000       96,000
                                                                      --------
                                   TOTAL COMMON STOCKS
                                       (COST $120,024)      (0.78%)    116,991
                                                         --------     --------
PREFERRED STOCKS AND WARRANTS
  Allegiance Telecom, Inc., Warrant ** ...............        250        2,250
  American Mobile Satellite Corp., Warrant (R) ** ....        100           --
  Comunicacion Celular S.A., Warrant (Colombia) (Y) **      1,000        5,000
  Diva Systems Corp., Warrant ** .....................        750           --
  DTI Holdings, Inc., Warrant ** .....................        750           38
  Loral Space & Communications Ltd., Warrant ** ......        100        1,000
  NEXTLINK Communications, Inc., 14.00%,
   Preferred Stock ...................................      1,780       92,560
  SFX Broadcasting, Inc., 12.625%, Ser E,
   Preferred Stock ...................................        564       67,680
  VersaTel Telecom B.V., Warrant (R) ** ..............        100        1,000
  Viatel, Inc., 10.00%, Ser A, Preferred Stock .......        101        9,292
                                                                      --------
                   TOTAL PREFERRED STOCKS AND WARRANTS
                                       (Cost $170,978)      (1.19%)    178,820
                                                         --------     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                           INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE      (OOOs OMITTED)    VALUE
-------------------                        --------    --------------   ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.95%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by
   U.S. Treasury Bonds, 6.250%
   thru 9.125% due 05-15-18
   thru 08-15-23) - Note B ............     4.75%            $743       $743,000
                                                                     -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00% .................                                        6
                                                                     -----------
                          TOTAL SHORT-TERM INVESTMENTS      (4.95%)      743,006
                                                           ------    -----------
                                     TOTAL INVESTMENTS     (97.31%)   14,614,890
                                                           ------    -----------
                     OTHER ASSETS AND LIABILITIES, NET      (2.69%)      404,507
                                                           ------    -----------
                                      TOTAL NET ASSETS    (100.00%)  $15,019,397
                                                           ======    ===========

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown paranthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate effective on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,513,845 or 16.74% of the Fund's net assets as of December 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The V. A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, con centration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1998 assigned to country categories.

                                                   MARKET VALUE
                                                     AS A % OF
COUNTRY DISTRIBUTION                             FUND'S NET ASSETS
--------------------                             -----------------

Australia..................................            0.93%
Bahamas....................................            0.68
Bermuda....................................            0.65
Canada.....................................            4.35
Colombia...................................            0.42
Germany....................................            3.09
Mexico.....................................            0.51
Netherlands................................            1.48
United Kingdom.............................            7.36
United States..............................           77.84
                                                      -----
                          TOTAL INVESTMENTS           97.31%
                                                      =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------

AAA........................................           29.48
BB.........................................           10.95
B..........................................           46.78
CCC........................................            3.16
CC.........................................            0.02
                                                      -----
                                TOTAL BONDS           90.39%
                                                      =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

BONDS
Agricultural Operations (0.10%)
  Iowa Select Farms L.P./ISF Finance
   Inc., Sr Sub Note 12-01-05 (R) ......      10.750%         B3           $10            $8,100
                                                                                      ----------
Automobile / Trucks (0.29%)
  J.B. Poindexter & Co., Inc.,
   Sr Note 05-15-04 ....................      12.500          B-            25            23,875
                                                                                      ----------
Building (0.63%)
  Nortek, Inc.,
   Sr Note 08-01-08 (R) ................       8.875          B+            50            50,875
                                                                                      ----------
Business Services - Misc. (0.53%)
  Coinstar, Inc., Sr Disc Note,
   Step Coupon (13.00%,
   10-01-99) 10-01-06 ..................        Zero          Caa1          50            43,250
                                                                                      ----------
Chemicals (1.32%)
  American Pacific Corp.,
   Sr Note 03-01-05 ....................       9.250          BB-           50            51,250
  Trikem S.A.,
   Bond (Brazil) 07-24-07 (R) (Y) ......      10.625          BB-          125            56,250
                                                                                      ----------
                                                                                         107,500
                                                                                      ----------
Computers (2.38%)
  ENTEX Information Services, Inc.,
   Sr Sub Note 08-01-06 (R) ............      12.500          B-            25            16,500
  Exodus Communications, Inc.,
   Sr Note 07-01-08 (R) ................      11.250          B-            24            23,400
  PSINet, Inc.,
   Sr Note 11-01-08 (R) ................      11.500          B-            25            26,062
   Sr Note Ser B 02-15-05 ..............      10.000          B-           130           127,400
                                                                                      ----------
                                                                                         193,362
                                                                                      ----------
Consumer Products Misc. (2.25%)
  Diamond Brands Operating Corp.,
   Gtd Sr Sub Note 04-15-08 ............      10.125          CCC+         100            90,000
  Indesco International, Inc.,
   Sr Sub Note 04-15-08 ................       9.750          B-           100            93,000
                                                                                      ----------
                                                                                         183,000
                                                                                      ----------
Containers (4.07%)
  Gaylord Container Corp.,
   Sr Note Ser B 06-15-07 ..............       9.375          B-            25            21,250
   Sr Sub Note Ser B 02-15-08 ..........       9.875          CCC+         200           140,000
  Riverwood International Corp.,
   Gtd Sr Sub Note 04-01-08 ............      10.875          CCC+          20            18,200
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .............      12.250          B-           150           150,750
                                                                                      ----------
                                                                                         330,200
                                                                                      ----------
Cosmetics & Personal Care (1.29%)
  Carson, Inc.,
   Gtd Sr Sub Note Ser B 11-01-07 ......      10.375          B3            65            45,500
  Global Health Sciences, Inc.,
   Gtd Sr Note 05-01-08 ................      11.000          B+            75            49,500
  Styling Technology Corp.,
   Sr Sub Note 07-01-08 (R) ............      10.875          B-            10             9,500
                                                                                      ----------
                                                                                         104,500
                                                                                      ----------

The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on December 31, 1998. It is divided into four main catagories: bonds, common stocks, pre ferred stocks and warrants and short-term investments. Bonds are further broken down by industry group. Short-term invest ments, which represent the Fund's "cash" position, are listed last.

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Electronics (0.87%)
  SpinCycle, Inc.,
   Unit (Sr Disc Note & Warrants),
   Step Coupon (12.75%, 05-01-01)
   05-01-05 (A) (R) ....................        Zero          CCC+         $25           $11,500
  Zilog, Inc.,
   Gtd Sr Sec Note Ser B 03-01-05 ......       9.500%         B-            75            59,250
                                                                                      ----------
                                                                                          70,750
                                                                                      ----------
Energy (2.51%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ............       9.625          B            200           203,500
                                                                                      ----------
Food (2.72%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R) ............      11.875          B             50            51,000
  Mastellone Hermanos S.A.,
   Sr Note (Argentina) 04-01-08 (Y) ....      11.750          B+            75            60,000
  RAB Holdings, Inc.,
   Sr Note 05-01-08 (R) ................      13.000          CCC+         120            84,000
  Specialty Foods Acquisition Corp.,
   Sr Sub Note Ser B 08-15-03 ..........      11.250          CCC           50            26,000
                                                                                      ----------
                                                                                         221,000
                                                                                      ----------
Government - Foreign (0.26%)
  Government of Jamaica,
   Note (Jamaica) 06-10-05 (R) (Y) .....      10.875          Ba3           25            21,000
                                                                                      ----------
Leisure (7.08%)
  Argosy Gaming Co.,
   1st Mtg Note 06-01-04 ...............      13.250          B+           100           112,125
   Conv Sub Note 06-01-01 ..............      12.000          B-            24            23,610
  Claridge Hotel & Casino Corp.,
   1st Mtg Note 02-01-02 ...............      11.750          CCC           50            37,500
  Empress Entertainment, Inc.,
   Sr Sub Note 07-01-06 ................       8.125          B+            75            75,375
  Fitzgeralds Gaming Corp.,
   Gtd Sr Sec Ser B Note 12-15-04 ......      12.250          B-            50            27,000
  IHF Holdings, Inc.,
   Sr Sub Disc Note
   Ser B, Step Coupon
   (15.00%, 11-15-99) 11-15-04 (A) .....        Zero          Caa2          25             2,750
  SC International Services, Inc.,
   Gtd Sr Sub Note Ser B 09-01-07 ......       9.250          B             30            30,000
  SFX Entertainment, Inc.,
   Gtd Sr Sub Note 02-01-08 ............       9.125          B-           100            99,000
  Six Flags Entertainment Corp.,
   Gtd Sr Note 04-01-06 ................       8.875          B-           100           103,625
  Venetian Casino Resort LLC/
   Las Vegas Sands, Inc.,
   1st Mtg Note 11-15-04 ...............      12.250          B-            40            37,200
  William Hill Finance Plc,
   Sr Sub Note (United Kingdom)
   04-30-08 # ..........................      10.625          B-            16            26,888
                                                                                      ----------
                                                                                         575,073
                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Machinery (0.24%)
  Glasstech, Inc.,
   Sr Note Ser B 07-01-04 ..............      12.750%         B+           $25           $19,250
                                                                                      ----------
Manufacturing (3.55%)
  AP Holdings, Inc.,
   Sr Disc Note, Step Coupon
   (11.25%, 03-15-03) 03-15-08 (A) .....        Zero          B-           200           108,000
  Coyne International Enterprises Corp.,
   Sr Sub Note 06-01-08 (R) ............      11.250          B-            65            63,700
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) ............      10.000          B-           100            90,500
  Icon Health & Fitness, Inc.,
   Sr Sub Note Ser B 07-15-02 ..........      13.000          CCC+          50            26,000
                                                                                      ----------
                                                                                         288,200
                                                                                      ----------
Media (3.58%)
  CD Radio, Inc.,
   Sr Disc Note, Step Coupon
   (15.00%, 12-01-02) 12-01-07 (A) .....        Zero          CCC+          10             6,100
  Citadel Broadcasting Co.,
   Sr Sub Note 11-15-08 (R) ............       9.250          B-            75            78,375
  Cumulus Media, Inc.,
   Gtd Sr Sub Note 07-01-08 ............      10.375          CCC+         100           106,000
  Digital Television Services LLC,
   Gtd Sr Sub Note 08-01-07 ............      12.500          CCC           35            37,625
  Echostar Communications Corp.,
   Sr Disc Note, Step Coupon
   (12.875%, 06-01-99)
   06-01-04 (A) ........................        Zero          B-            25            25,562
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon
     (12.875%, 07-01-03) (United
     Kingdom) 07-01-08 (A) (Y) .........        Zero          B-            20            17,970
   Sr Note (United Kingdom)
     07-01-08 (R) (Y) ..................      10.500          B-             5             5,050
  Supercanal Holdings S.A./
   Supercanal S.A., Sr Note
   (Argentina) 05-15-05 (R) (Y) ........      11.500          B             24            13,680
                                                                                      ----------
                                                                                         290,362
                                                                                      ----------
Medical (0.87%)
  Integrated Health Services, Inc.,
   Sr Sub Note 01-15-08 ................       9.250          B-            75            70,500
                                                                                      ----------
Metal (2.62%)
  Doe Run Resources Corp.,
   Sr Note 03-15-03 *** ................      12.009          B+            25            20,750
   Sr Note Ser B 03-15-05 ..............      11.250          B+            10             8,100
  Freeport-McMoRan Copper & Gold,
   Inc., Sr Note 11-15-06 ..............       7.500          CCC+          75            48,000
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note 12-15-06 (R)  ..........      12.000          BB-           25            25,312
  Metallurg Holdings, Inc.,
   Sr Disc Note, Step Coupon
   (12.75%, 07-15-03) 07-15-08 (A) .....        Zero          CCC+          40            13,200
  Metallurg, Inc.,
   Sr Note Ser B 12-01-07 ..............      11.000          B-            30            27,600
  TVX Gold, Inc.,
   Conv Sub Note
   (Canada) 03-28-02 (Y) ...............       5.000          B-           100            70,000
                                                                                      ----------
                                                                                         212,962
                                                                                      ----------
Oil & Gas (6.87%)
  Gothic Energy Corp.,
   Sr Disc Note,
   Step Coupon (14.125%, 05-01-02)
   05-01-06 (A) ........................        Zero          CCC-         $10            $3,300
  Gothic Production Corp.,
   Sr Sec Note Ser B 05-01-05 ..........      11.125%         B-           150           115,500
  Great Lakes Acquisition Corp.,
   Sr Disc Deb, Step Coupon
   (13.125%, 05-15-03)
   05-15-09 (A) ........................        Zero          B-           200           102,000
  Grey Wolf, Inc.,
   Gtd Sr Note 07-01-07 ................       8.875          B+            75            56,250
   Gtd Sr Note Ser C 07-01-07 ..........       8.875          B+            25            18,750
  Key Energy Group, Inc.,
   Conv Sub Note 09-15-04 (R) ..........       5.000          B             80            36,000
   Conv Sub Note 09-15-04 ..............       5.000          B            143            64,350
   Note 09-14-99 (r) ...................      11.910          B-            99            98,815
  Mariner Energy, Inc.,
   Sr Sub Note Ser B 08-01-06 ..........      10.500          B-            10             9,000
  Ocean Rig Norway A.S.,
   Gtd Sr Sec Note
   (Norway) 06-01-08 (Y) ...............      10.250          B-            51            40,800
  PANACO, Inc.,
   Gtd Sr Sub Note Ser B 10-01-04 ......      10.625          B-            10             7,400
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A) (R) ....................        Zero          B             10             5,800
                                                                                      ----------
                                                                                         557,965
                                                                                      ----------
Paper & Paper Products (3.25%)
  Advance Agro Public Co.,
   Sr Note (Thailand)
   11-15-07 (R) (Y) ....................      13.000          CCC           50            42,500
  APP Finance (VII) Mauritius Ltd.,
   Gtd Note (Indonesia)
   04-30-03 (R) (Y) ....................       3.500          CCC+          10             4,900
  APP International Finance Co. B.V.,
   Gtd Sec Note (Indonesia)
   10-01-05 (Y) ........................      11.750          CCC+         150            96,750
  Grupo Industrial Durango, S.A.,
   Note (Mexico) 08-01-03 (Y) ..........      12.625          BB-           50            43,750
  Repap New Brunswick, Inc.,
   Sr Sec Note (Canada)
   04-15-05 (Y) ........................      10.625          CCC+         100            67,000
  Sappi BVI Finance Ltd.,
   Gtd Conv Bond (South Africa)
   08-01-02 (R) (Y) ....................       7.500          BB-           10             8,600
                                                                                      ----------
                                                                                         263,500
                                                                                      ----------
Real Estate Operations (0.29%)
  Signature Resorts, Inc.,
   Conv Sub Note 01-15-07 ..............       5.750          B             35            23,450
                                                                                      ----------
Retail (4.80%)
  American Restaurant Group, Inc.,
   Sr Sec Note 02-15-03 ................      11.500          B             50            43,500
  Corporate Express, Inc.,
   Conv Note 07-01-00 ..................       4.500          B            100            84,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                             INTEREST       CREDIT      PAR VALUE       MARKET
ISSUER, DESCRIPTION                            RATE         RATING*   (000s OMITTED)     VALUE
-------------------                          --------       ------    --------------    -------

Retail (continued)
  Frank's Nursery & Crafts,
   Sr Sub Note 03-01-08 ................      10.250%         B-           $25           $24,500
  Hills Stores Co.,
   Sr Note Ser B 07-01-03 ..............      12.500          B-            35            24,150
  Imperial Home Decor Group, Inc,
   Gtd Sr Sub Note 03-15-08 ............      11.000          B-           125           111,250
  Jitney-Jungle Stores of America, Inc.,
   Gtd Sr Sub Note 09-15-07 ............      10.375          B-           100           102,500
                                                                                      ----------
                                                                                         390,150
                                                                                      ----------
Steel (4.05%)
  Acindar Industria Argentina
   de Aceros S.A., Bond
   (Argentina) 02-15-04 (Y) ............      11.250          B+            25            20,000
  Algoma Steel, Inc.,
   1st Mtg 07-15-05 ....................      12.375          B             90            67,500
  Gulf States Steel, Inc. of Alabama,
   1st Mtg Bond 04-15-03 ...............      13.500          CCC          100            32,000
  NSM Steel Inc./NSM Steel Ltd.,
   Sr Sub Mtg Note Ser B
   02-01-08 (R) ........................      12.250          CC            75             9,000
  Oregon Steel CF&I,
   Note 03-31-03 (r) ...................       9.500          B             92            89,198
  Weirton Steel Corp.,
   Sr Note 07-01-04 ....................      11.375          B            125           111,250
                                                                                      ----------
                                                                                         328,948
                                                                                      ----------
Telecommunications (16.38%)
  AMSC Acquisition Co., Inc./
   American Mobil Satellite Corp.
   Gtd Sr Note Ser B 04-01-08 ..........      12.250          B-            40            24,800
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) .......       8.000          BB-          100            95,500
  COLT Telecom Group Plc,
   Sr Note (Germany) 07-31-08 # ........       7.625          B            200           118,830
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon
   (10.625%, 11-01-02)
   11-15-07 (A) ........................        Zero          B             10             6,900
  Dolphin Telecom Plc,
   Sr Disc Note, Step Coupon (11.50%,
   06-01-03) (United Kingdom)
   06-01-08 (R) (Y) ....................        Zero          CCC+          40            16,000
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
     06-15-08 (Y) ......................      10.875          B-            40            40,400
   Sr Note (Germany) 06-15-08 # ........      11.000          B-            60            35,829
  FaciliCom International,
   Sr Note 01-15-08 ....................      10.500          B-           100            80,000
  Hermes Europe Railtel B.V.,
   Sr Note (Belgium) 01-15-09 (R) (Y) ..      10.375          B             50            51,000
  International Wireless
   Communications, Inc.,
   Sr Sec Disc Note 08-15-01  ..........        Zero          B-            50             5,000
  ITC DeltaCom, Inc.,
   Sr Note 11-15-08 (R) ................       9.750          B            100           103,500
  Long Distance International, Inc.,
   Sr Note 04-15-08 (R) ................      12.250          B-           100            82,500
  McLeodUSA, Inc.,
   Sr Note 11-01-08 (R) ................       9.500          B+           100           106,000
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 (R) ................      10.750          B             75            76,875
Telecommunications (continued)
  NTL, Inc.,
   Sr Note 10-01-08 (R) ................      11.500%         B-           $50           $55,500
   Sr Note, Step Coupon (12.375%,
     10-01-03) 10-01-08 (A) (R) ........        Zero          B-           100            63,500
  Omnipoint Corp.,
   Sr Note Ser A 08-15-06 ..............      11.625          CCC+          16            11,200
  Qwest Communications International
   Inc., Sr Note 11-01-08 (R) ..........       7.500          BB+           25            26,000
  Teligent, Inc.,
   Sr Note 12-01-07 ....................      11.500          CCC           16            14,960
  VersaTel Telecom B.V., Sr Note
   (Netherlands) 05-15-08 (R) (Y) ......      13.250          B-           125           124,375
  Viatel, Inc.,
   Jr Sub Deb (Germany)
     04-15-11 (R) # ....................      10.000          Caa1           9             4,927
   Sr Note (Germany) 04-15-08 # ........      11.150          Caa1         170           102,026
   Sr Sec Note 04-15-08 ................      11.250          Caa1          10            10,000
  WinStar Communications, Inc.,
   Sr Sub Def Note 03-15-08 ............      11.000          CCC           34            24,140
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) ...      12.500          B-            50            50,250
                                                                                      ----------
                                                                                       1,330,012
                                                                                      ----------
Textile (2.47%)
  Steel Heddle Group, Inc.,
   Sr Disc Deb, Step Coupon (13.75%,
   06-01-03) 06-01-09 (A) (R) ..........        Zero          CCC+         200            60,000
  Steel Heddle Manufacturing Co.,
   Sr Sub Note 06-01-08 (R) ............      10.625          CCC+          50            35,000
  Tropical Sportswear International Corp.,
   Gtd Sr Sub Note Ser A 06-15-08 ......      11.000          B-           100           105,250
                                                                                      ----------
                                                                                         200,250
                                                                                      ----------
Transport (3.06%)
  Cenargo International Plc,
   1st Mtg Note (United Kingdom)
   06-15-08 (R) (Y) ....................       9.750          BB-           20            18,800
  Fine Air Services, Inc.,
   Gtd Sr Note 06-01-08 ................       9.875          B            100            90,000
  Northwest Airlines Corp.,
   Gtd Note 03-15-07 ...................       8.700          BB           100            98,550
  Pacific & Atlantic Holdings, Inc.,
   1st Mtg Note (Greece)
   05-30-08 (R) (Y) ....................      11.500          B             50            41,500
                                                                                      ----------
                                                                                         248,850
                                                                                      ----------
Utilities (1.78%)
  CalEnergy Co., Inc.,
   Sr Note 09-15-08 ....................       7.520          BB+          100           105,155
  Empire Gas Corp.,
   Gtd Sr Sec Note 07-15-04 ............       7.000          CC            50            39,125
                                                                                      ----------
                                                                                         144,280
                                                                                      ----------
Waste Disposal Service & Equipment (2.38%)
  Waste Systems International, Inc.,
   Sub Note 05-13-05 (R) ...............       7.000          CCC+         200           193,000
                                                                                      ----------
                                                   TOTAL BONDS
                                             (Cost $7,669,500)          (82.49%)       6,697,664
                                                                      --------        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                                             NUMBER OF       MARKET
ISSUER, DESCRIPTION                                           SHARES          VALUE
-------------------                                           ------          -----

COMMON STOCKS
  Abitibi-Consolidated, Inc.
   (Canada) (Y) ..........................................     12,500       $116,406
  American Pacific Corp. ** ..............................      5,000         39,375
  Galileo International, Inc. ............................      1,500         65,250
  Gaylord Container Corp. (Class A) ** ...................      6,000         36,750
  Grey Wolf, Inc. ** .....................................      3,500          2,844
  KLM Royal Dutch Airlines N.V.
   (Netherlands) # .......................................        103          3,090
  Northeast Utilities ** .................................      2,000         32,000
  Northwest Airlines Corp. (Class A) ** ..................      3,250         83,078
  Repap Enterprises, Inc.  (Canada) ** # .................    150,000          8,295
  Takefuji Corp.  (Japan) # ..............................      1,000         73,141
  Weatherford International, Inc.  ** ....................        700         13,563
                                                                          ----------
                                       TOTAL COMMON STOCKS
                                           (Cost $657,792)      (5.83%)      473,792
                                                               -------    ----------
PREFERRED STOCKS AND WARRANTS
  American Mobile Satellite Corp., Warrant (R) ** ........         40             --
  CD Radio, Inc., 10.50%, Ser C, Conv Preferred Stock ....        200         40,000
  Cumulus Media, Inc., 13.75%, Ser A, Preferred Stock ....         29         31,175
  Fuji JGB Inv LLC, 9.87%, Ser A,
   Preferred Stock (Japan) (R) (Y) .......................        135         99,900
  Global Crossing Ltd., 10.50%, Payment-in-Kind,
   Preferred Stock (R) ...................................      1,000         97,000
  Gothic Energy Corp., Warrant ** ........................         79             --
  Long Distance International, Inc., Warrant ** ..........        100            125
  Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y) **     63,309             63
  Nextel Communications, Inc., 11.125%, Ser E,
   Payment-In-Kind, Preferred Stock ......................        163        147,515
  SpinCycle, Inc., Warrant (R) ** ........................         25             --
  Stone Container Corp., $1.75, Ser E, Preferred Stock ...      2,000         38,500
  VersaTel Telecom B.V., Warrant (R) ** ..................        125          1,250
  Viatel, Inc., 10.00%, Ser A, Preferred Stock ...........          5            460
                                                                          ----------
       TOTAL PREFERRED STOCKS AND WARRANTS
                           (Cost $505,912) ...............      (5.62%)      455,988
                                                               -------    ----------

                                              INTEREST        PAR VALUE
                                                RATE        (000s OMITTED)
                                                ----         ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.42%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by U.S
   Treasury Bonds, 6.250% thru
   9.125% due 05-15-18 thru
   08-15-23) - Note B........                   4.75%            $359       $359,000
                                                                          ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%........                                                    585
                                                                          ----------
                             TOTAL SHORT-TERM INVESTMENTS       (4.43%)      359,585
                                                               -------    ----------
                                        TOTAL INVESTMENTS      (98.37%)    7,987,029
                                                               -------    ----------
                        OTHER ASSETS AND LIABILITIES, NET       (1.63%)      132,518
                                                               -------    ----------
                                         TOTAL NET ASSETS     (100.00%)   $8,119,547
                                                               =======    ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on December 31, 1998.

# Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,252,044 or 27.74% of net assets as of December 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:

                                                              MARKET VALUE        MARKET VALUE
                                ACQUISITION    ACQUISITION      AS A %OF             AS OF
    ISSUER, DESCRIPTION             DATE           COST      FUND NET ASSETS    DECEMBER 31, 1998
    -------------------         -----------    -----------   ---------------    -----------------
    Key Energy Group, Inc. ..    11-06-98        $95,100          1.22%              $98,815
    Oregon Steel CF&I .......    05-14-98         96,881          1.10                89,198
                                                                  ----             ---------
                                                  TOTALS          2.32%             $188,013
                                                                  ====             =========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the ecomonic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1998 assigned to country categories.

                                                    MARKET VALUE
                                                      AS A % OF
COUNTRY DIVERSIFICATION                           FUND'S NET ASSETS
-----------------------                           -----------------
Argentina..................................             1.15%
Belgium....................................             0.63
Brazil.....................................             0.69
Canada.....................................             5.02
Germany....................................             3.22
Greece.....................................             0.51
Indonesia..................................             1.25
Jamaica....................................             0.26
Japan......................................             2.13
Mexico.....................................             0.54
Netherlands................................             1.57
Norway.....................................             0.50
South Africa...............................             0.11
Thailand...................................             0.53
United Kingdom.............................             1.54
United States..............................            78.72
                                                       -----
                          TOTAL INVESTMENTS            98.37%
                                                       =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BB.........................................             6.78
B..........................................            57.78
CCC........................................            17.34
CC.........................................             0.59
                                                       -----
                                TOTAL BONDS            82.49%
                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on December 31, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds and options are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                  PAR VALUE
                                                      INTEREST       (000s        MARKET
ISSUER, DESCRIPTION                                     RATE       OMITTED)#       VALUE
-------------------                                     ----       ---------       -----

BONDS
British Pound Sterling (18.95%)
  United Kingdom Treasury,
   Bond 08-10-99 .........................             6.000%         125        $208,463
   Bond 12-07-00 .........................             8.000          100         175,510
   Bond 11-06-01 .........................             7.000           70         123,322
                                                                               ----------
                                                                                  507,295
                                                                               ----------
Canadian Dollar (3.91%)
  Government of Canada,
   Bond 03-01-01 .........................             7.500           75          51,717
   Bond 06-01-08 .........................             6.000           75          53,077
                                                                               ----------
                                                                                  104,794
                                                                               ----------
Deutsche Mark (19.32%)
  Colt Telecom Group Plc (United Kingdom),
   Sr Note Ser DTC 07-31-08 ..............             7.625           15           8,910
  Federal Republic of Germany,
   Bond Ser 121 11-20-01 .................             4.750          465         290,813
  Ford Motor Credit Co. (United States),
   Bond 06-16-08 .........................             5.250          350         217,382
                                                                               ----------
                                                                                  517,105
                                                                               ----------
European Currency Unit (1.09%)
  Orange Plc (United Kingdom),
   Sr Note 08-01-08 ......................             7.625           25          29,186
                                                                               ----------
U.S. Dollar (46.79%)
  Federal Home Loan Bank,
   Bond 10-15-03 .........................             5.440         $150         151,804
   Bond 03-26-07 .........................             6.945          100         110,562
  Federal Home Loan Mortgage Corp.,
   Giant Mtg Part Cert 07-01-12 ..........             7.000          106         108,299
  Federal National Mortgage Assn.,
   Note Ser MTN 10-23-02 .................             6.080          250         257,813
  Government of Jamaica (Jamaica),
   Note 06-10-05 (R) .....................            10.875           10           8,400
  Republic of Costa Rica (Costa Rica),
   Deb 05-01-03 (R) ......................             8.000           25          24,875
  Republic of Panama (Panama),
   Note Ser REGS 02-13-02 ................             7.875           50          48,000
  United Mexican States (Mexico),
   Global Bond 02-06-01 ..................             9.750           50          50,625
  United States Treasury,
   Bond 08-15-27 .........................             6.375           75          86,203
   Note 04-30-03 .........................             5.750           25          26,024
   Note 08-15-03 .........................             5.250           55          56,401
   Note 05-15-07 .........................             6.625          120         134,944
   Note 08-15-07 .........................             6.125           75          81,914
   Note 05-15-08 .........................             5.625          100         106,703
                                                                               ----------
                                                                                1,252,567
                                                                               ----------
                                       TOTAL BONDS
                                 (Cost $2,327,862)                 (90.06%)     2,410,947
                                                                 --------      ----------

                                                           EXPIRATION
                                CURRENCY                   DATE/STRIKE           MARKET
CURRENCY PURCHASED                SOLD                        PRICE               VALUE
------------------                ----                        -----               -----

OPTIONS
  Japanese Yen.........        USD 280,000               March 99/140-150             $70
                                                                               ----------
                                     TOTAL OPTIONS
                             (Premium Paid $2,450)                  (0.00%)            70
                                                                 --------      ----------

                                                                 PAR VALUE
                                                      INTEREST      (000s
ISSUER, DESCRIPTION                                     RATE      OMITTED)#
-------------------                                     ----      ---------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.59%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by U.S.
   Treasury Bonds, 7.50% thru 11.75%
   due 02-15-10 thru 11-15-16) - Note B ..........      4.75%        $230         230,000
                                                                 --------      ----------
                      TOTAL SHORT-TERM INVESTMENTS                  (8.59%)       230,000
                                                                 --------      ----------
                                 TOTAL INVESTMENTS                 (98.65%)     2,641,017
                                                                 --------      ----------
                 OTHER ASSETS AND LIABILITIES, NET                  (1.35%)        35,944
                                                                 --------      ----------
                                  TOTAL NET ASSETS                (100.00%)    $2,676,961
                                                                 ========      ==========

# Par value of non U.S. dollar denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $33,275 or 1.24% of the Fund's net assets as of December 31, 1998.

MTN = Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at December 31, 1998 assigned to the various investment categories.

                                                    MARKET VALUE AS A
INVESTMENT CATEGORIES                             % OF FUND NET ASSETS
---------------------                             --------------------
Finance........................................           8.12%
Government - Foreign...........................          38.65
Government - U.S...............................          18.39
Government - U.S. Agencies.....................          23.48
Telecommunications.............................           1.42
Options........................................           0.00
Short-Term Investments.........................           8.59
                                                         -----
                              TOTAL INVESTMENTS          98.65%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on December 31, 1998.

                                                                          PAR VALUE
                                              INTEREST       QUALITY        (000s          MARKET
ISSUER, DESCRIPTION                             RATE         RATINGS*      OMITTED)         VALUE
-------------------                             ----         --------      --------         -----

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
U.S. Branches of Foreign Banks (2.42%)
  Abbey National Treasury Services,
   01-19-99 ............................       5.375%         Tier 1          $400         $399,937
                                                                                        -----------
                     TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
                                                   (Cost $399,937)           (2.42%)        399,937
                                                                           -------      -----------
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (8.09%)
  Ford Motor Credit Co.,
   01-15-99 ............................       5.625          Tier 1           750          750,028
  General Motors Acceptance Corp.,
   05-17-99 ............................       6.400          Tier 1           585          586,678
                                                                                        -----------
                                                                                          1,336,706
                                                                                        -----------
Banking (5.91%)
  Security Pacific Corp.,
   05-15-99 ............................       9.750          Tier 1           370          375,131
  Wachovia Bank of North Carolina,
   01-04-99 ............................       5.375          Tier 1           200          199,994
   04-14-99 ............................       6.700          Tier 1           400          401,808
                                                                                        -----------
                                                                                            976,933
                                                                                        -----------
Broker Services (1.52%)
  Merrill Lynch & Co., Inc.,
   04-09-99 ............................       6.640          Tier 1           250          250,565
                                                                                        -----------
Finance (10.06%)
  American Express Credit Corp.,
   02-01-99 ............................       7.375          Tier 1           100          100,130
  Associates Corp. of North America,
   09-01-99 ............................       7.250          Tier 1           380          383,784
  Beneficial Corp.,
   04-02-99 ............................       8.050          Tier 1           275          276,483
  International Lease Finance Corp.,
   01-15-99 ............................       5.500          Tier 1           400          400,028
   01-15-99 ............................       5.750          Tier 1           300          299,997
   03-01-99 ............................       7.500          Tier 1           200          200,600
                                                                                        -----------
                                                                                          1,661,022
                                                                                        -----------
Tobacco (1.82%)
  Philip Morris Cos., Inc.,
   03-01-99 ............................       8.625          Tier 1           300          301,260
                                                                                        -----------
Utilities (3.06%)
  NYNEX Capital Funding Co.,
   07-19-99 ............................       7.610          Tier 1           500          505,054
                                                                                        -----------
                      TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
                                                 (COST $5,031,540)          (30.46%)      5,031,540
                                                                           -------      -----------
U.S.GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (48.73%)
  Federal Home Loan Bank,
   01-27-99 # ..........................       5.000%         Tier 1         5,000        5,000,000
   10-08-99 ............................       5.070          Tier 1           550          549,868
  Federal National Mortgage Association,
   05-05-99 ............................       5.630          Tier 1           500          499,890
  Student Loan Marketing Association,
   02-22-99 ............................       4.838**        Tier 1         2,000        1,999,465
                                                                                        -----------
                                                                                          8,049,223
                                                                                        -----------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                 (Cost $8,049,223)          (48.73%)      8,049,223
                                                                           -------      -----------
                                    TOTAL SHORT - TERM INVESTMENTS
                                                (Cost $13,480,700)          (81.61%)     13,480,700
                                                                           -------      -----------
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 12-31-98,
   due 01-04-99 (Secured by U.S.
   Treasury Bonds, 7.50% and
   11.75% due 02-15-10 and
   11-15-16) - Note B...................       4.750                         2,703        2,703,000
                                                                           -------      -----------
                                  TOTAL JOINT REPURCHASE AGREEMENT          (16.36%)      2,703,000
                                                                           -------      -----------
                                                 TOTAL INVESTMENTS          (97.97%)     16,183,700
                                                                           -------      -----------
                                 OTHER ASSETS AND LIABILITIES, NET           (2.03%)        335,674
                                                                           -------      -----------
                                                  TOTAL NET ASSETS         (100.00%)    $16,519,374
                                                                           =======      ===========

 * Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

** Floating rate note, interest rate effective December 31, 1998.

 # Call date.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

NOTE A --
ORGANIZATION

   John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Regional Bank Fund (which commenced operations on May 1, 1998) ("V.A. Regional Bank Fund"), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Special Opportunities Fund (which commenced operations on January 7, 1998) ("V.A. Special Opportunities Fund"), John Hancock V.A. Growth Fund ("V.A. Growth Fund"), John Hancock V.A. Growth and Income Fund (which commenced operations on January 6, 1998) ("V.A. Growth and Income Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. High Yield Bond Fund (which commenced operations on January 6, 1998) ("V.A. High Yield Bond Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund") and John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to October 1, 1998, V.A. Bond Fund was known as John Hancock V.A. Sovereign Bond Fund. Prior to January 2, 1998, V.A. Growth Fund was known as John Hancock V.A. Discovery Fund. The Trust, organized as a Massachusetts business trust in 1995, consists of fifteen different series at December 31, 1998. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

   The investment objective of the V.A. International Fund is to seek long-term growth of capital by investing primarily in equity securities of foreign companies and governments. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation by investing primarily in regional banks and lending institutions. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation by investing primarily in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Special Opportunities Fund is to seek long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers in various economic sectors. The investment objective of the V.A. Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Growth and Income Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income, by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated, high-yield, high-risk, fixed-income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by investing primarily in foreign government and corporate fixed-income securities, U.S. government securities and lower-rated, high-yield, high-risk, fixed-income securities of U.S. issuers. The invest ment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk, investing primarily in lower-rated, higher-yielding debt securities. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed-income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity by investing only in high-quality money market instruments.

NOTE B --
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

   The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following Funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations.

   Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses attributable to security transactions occuring after October 31, 1998 are treated as arising on the first day (January 1, 1999) of the Funds' next taxable year.

                                   CAPITAL LOSS           CAPITAL LOSS         CAPITAL LOSS         POST OCTOBER 31, 1998
                                   CARRYFORWARD           CARRYFORWARD         CARRYFORWARD        LOSS TREATED AS ARISING
FUND                            EXPIRING 12/31/2004   EXPIRING 12/31/2005   EXPIRING 12/31/2006        JANUARY 1, 1999
----                            -------------------   -------------------   -------------------        ---------------
V.A. International Fund ...........  $    --               $     --               $187,201                 $     --
V.A. Regional Bank Fund ...........       --                     --                     --                       --
V.A. Financial Industries
  Fund ............................       --                     --                     --                  575,994
V.A. Emerging Growth Fund .........   18,937                167,088                467,575                       --
V.A. Special Opportunities
  Fund ............................       --                     --                110,444                    9,527
V.A. Growth Fund ..................       --                189,103                     --                       --
V.A. Growth and Income
  Fund ............................       --                     --                     --                      664
V.A. Independence Equity
  Fund ............................       --                     --                     --                   66,650
V.A. Sovereign Investors
  Fund ............................       --                     --                157,877                       --
V.A. 500 Index Fund ...............       --                     --                     --                       --
V.A. Bond Fund ....................       --                     --                     --                    1,003
V.A. Strategic Income Fund ........       --                     --                     --                   47,579
V.A. High Yield Bond Fund .........       --                     --                145,743                    1,209
V.A. World Bond Fund ..............       --                     --                     --                   (3,832)
V.A. Money Market Fund ............       --                     --                     --                       --

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Any expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each applicable Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other funds managed

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each of the funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Funds had no borrowing activity for the year ended December 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities.

   The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency exchange contracts for the Trust at December 31, 1998 were as follows:

                                                                   UNREALIZED
                               PRINCIPAL AMOUNT    EXPIRATION     APPRECIATION/
CURRENCY                      COVERED BY CONTRACT    MONTH       (DEPRECIATION)
--------                      -------------------    -----       --------------
V.A. GROWTH & INCOME FUND
Sells
Japanese Yen.................      3,705,446         MAR 99         ($ 1,003)
                                                                     =======

V.A. STRATEGIC INCOME FUND
Buys
Australian Dollar............        471,760         JAN 99         ($ 2,003)
                                                                     =======
Sells
Australian Dollar............        703,051         JAN 99          $12,624
Canadian Dollar..............         71,232         FEB 99             (284)
Canadian Dollar..............        508,055         MAR 99           (3,119)
Deutsche Mark................        535,158         JAN 99            2,461
Deutsche Mark................        957,643         MAR 99             (627)
Deutsche Mark................        164,000       APRIL 99           (2,046)
Pound Sterling...............         62,033         FEB 99              675
Pound Sterling...............         53,758         MAR 99              583
                                                                     -------
                                                                     $10,267
                                                                     =======
V.A. HIGH YIELD BOND FUND
Sells
Deutsche Mark................        406,435         JAN 99          $ 2,204
Japanese Yen.................      8,573,680         MAR 99           (2,080)
Pound Sterling...............         25,270         FEB 99             (120)
                                                                     -------
                                                                     $     4
                                                                     =======
V.A. WORLD BOND FUND
Buys
Deutsche Mark................        744,154         FEB 99         ($ 2,454)
Japanese Yen.................     20,380,500         JAN 99            9,325
                                                                     -------
                                                                     $ 6,871
                                                                     =======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

   When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

   Open financial futures contracts for the Trust at December 31, 1998 were as follows:

                               OPEN                                  UNREALIZED
EXPIRATION                   CONTRACTS               POSITION       APPRECIATION
----------                   ---------               --------       ------------
V.A. 500 INDEX FUND
Mar 99.....................  5 S&P 500                 Long           $34,665
                                                                      =======

V.A. STRATEGIC INCOME FUND
Mar 99.....................  5 U.S. Treasury Notes     Long            $2,996
                                                                      =======

   At December 31, 1998, the V.A. 500 Index Fund had deposited $67,500 in a segregated account to cover margin requirements on open financial futures contracts. The V.A. Strategic Income Fund had deposited in a segregated account $21,500 par value of U.S. Treasury Bond, 8.125%, 02-15-16, to cover margin requirements on open financial futures contracts.

OPTIONS The Funds (except V.A. Money Market Fund) may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statements of Assets and Liabilities.

   There were no written option transactions for the year ended December 31, 1998, for the Funds.

NOTE C --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

FUND                                          RATE
----                                          ----
V.A. International Fund                       0.90% of average daily net assets
V.A. Regional Bank Fund                       0.80% of average daily net assets
V.A. Financial Industries Fund                0.80% of average daily net assets
V.A. Emerging Growth Fund                     0.75% of average daily net assets
V.A. Special Opportunities Fund               0.75% of average daily net assets
V.A. Growth Fund                              0.75% of average daily net assets
V.A. Growth and Income Fund                   0.60% of average daily net assets
V.A. Independence Equity Fund                 0.70% of average daily net assets
V.A. Sovereign Investors Fund                 0.60% of average daily net assets
V.A. 500 Index Fund                           0.10% of average daily net assets
V.A. Bond Fund                                0.50% of average daily net assets
V.A. Strategic Income Fund                    0.60% of average daily net assets
V.A. High Yield Bond Fund                     0.60% of average daily net assets
V.A. World Bond Fund                          0.75% of average daily net assets
V.A. Money Market Fund                        0.50% of average daily net assets

   John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-advisory agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

   Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub- advisory agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

   Sovereign Asset Management Corporation ("SAMCorp") served as the sub-adviser of the V.A. Sovereign Investors Fund pursuant to a separate sub-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

advisory agreement among the Fund, the Adviser and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts. The Adviser paid a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund. Effective at the close of business on December 31, 1998, the service agreement with SAMCorp has been eliminated. The Adviser will now employ SAMCorp portfolio management.

   The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

   Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

   The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the year ended December 31, 1998 were as follows:

FUND                                                     FEE REDUCTION
----                                                     -------------
V.A. International Fund............................        $106,551
V.A. Regional Bank Fund............................           8,125
V.A. Financial Industries Fund.....................              --
V.A. Emerging Growth Fund..........................          36,577
V.A. Special Opportunities Fund....................          32,482
V.A. Growth Fund...................................          21,256
V.A. Growth and Income Fund........................          13,683
V.A. Independence Equity Fund......................              --
V.A. Sovereign Investors Fund......................              --
V.A. 500 Index Fund................................          64,970
V.A. Bond Fund.....................................          41,650
V.A. Strategic Income Fund.........................           8,095
V.A. High Yield Bond Fund..........................          16,142
V.A. World Bond Fund...............................          25,616
V.A. Money Market Fund.............................              --

   The Adviser reserves the right to terminate this limitation in the future.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

   The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of December 31, 1998:

FUND                                             SHARES OF BENEFICIAL INTEREST
----                                             -----------------------------
V.A. International Fund........................            215,007
V.A. Regional Bank Fund........................             50,413
V.A. Financial Industries Fund.................                 --
V.A. Emerging Growth Fund......................            100,201
V.A. Special Opportunities Fund................             50,023
V.A. Growth Fund...............................            100,000
V.A. Growth and Income Fund....................             50,451
V.A. Independence Equity Fund..................                 --
V.A. Sovereign Investors Fund..................                 --
V.A. 500 Index Fund............................                 --
V.A. Bond Fund.................................            118,165
V.A. Strategic Income Fund.....................            245,699
V.A. High Yield Bond Fund......................            218,235
V.A. World Bond Fund...........................            228,312
V.A. Money Market Fund.........................            110,858

NOTE D-
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the year ended December 31, 1998, were as follows:

FUND                                                PURCHASES            SALES
----                                                ---------            -----
V.A. International Fund ....................       $ 7,191,360       $ 4,592,086
V.A. Regional Bank Fund ....................        22,993,554         3,346,397
V.A. Financial Industries Fund .............        47,515,185        13,903,333
V.A. Emerging Growth Fund ..................         8,785,097         5,252,156
V.A. Special Opportunities Fund ............         2,509,436           943,031
V.A. Growth Fund ...........................        15,301,310        10,680,221
V.A. Growth and Income Fund ................        31,011,100        17,194,345
V.A. Independence Equity Fund ..............        22,552,732         8,658,437
V.A. Sovereign Investors Fund
  U.S. Government Securities ...............         1,816,266                --
  Other Investments ........................        19,872,093         4,042,282
V.A. 500 Index Fund ........................         9,822,330         8,938,867
V.A. Bond Fund
  U.S. Government Securities ...............        20,123,256        16,932,136
  Other Investments ........................        10,913,722         7,377,814
V.A. Strategic Income Fund
  U.S. Government Securities ...............         3,596,191           895,102
  Other Investments ........................        14,684,602         8,136,919
V.A. High Yield Bond Fund
  U.S. Government Securities ...............           753,281           752,633
  Other Investments ........................        12,788,319         3,884,275
V.A. World Bond Fund
  U.S. Government Securities ...............           652,586         1,287,629
  Other Investments ........................         1,616,146           797,474

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

   At December 31, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of invest ments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                          GROSS              GROSS            NET UNREALIZED
                        AGGREGATE       UNREALIZED         UNREALIZED          APPRECIATION/
FUND                       COST        APPRECIATION       DEPRECIATION        (DEPRECIATION)
----                       ----        ------------       ------------        --------------
V.A. International
  Fund ............    $ 6,334,816     $ 1,131,105        $   288,453          $   842,652
V.A. Regional Bank
  Fund ............     20,633,763       1,065,688          1,531,723             (466,035)
V.A. Financial
  Industries Fund .     51,851,235       5,582,115          2,523,621            3,058,494
V.A. Emerging
  Growth Fund .....      6,546,173       2,123,891            321,573            1,802,318
V.A. Special
  Opportunities
  Fund ............      1,569,389         312,879             92,748              220,131
V.A. Growth Fund ..      8,234,847       2,168,412             26,946            2,141,466
V.A. Growth and
  Income Fund .....     14,227,094       2,386,417            543,028            1,843,389
V.A. Independence
  Equity Fund .....     22,831,599       5,071,215            624,988            4,446,227
V.A. Sovereign
  Investors Fund ..     31,083,268       4,996,312            385,156            4,611,156
V.A. 500 Index Fund     21,084,251       5,926,941            598,030            5,328,911
V.A. Bond Fund ....     10,389,910         145,537             48,716               96,821
V.A. Strategic
  Income Fund .....     14,942,612         340,526            668,254             (327,728)
V.A High Yield
  Bond Fund .......      9,196,492         132,206          1,342,254           (1,210,048)
V.A. World
  Bond Fund .......      2,557,862          88,678              7,973               80,705
V.A. Money
  Market Fund .....     16,183,700              --                 --                   --

NOTE E --
RECLASSIFICATION OF ACCOUNT

During the year ended December 31, 1998, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31,1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                   CAPITAL        UNDISTRIBUTED NET         ACCUMULATED NET
FUND                               PAID-IN     INVESTMENT INCOME/(LOSS)   REALIZED GAIN (LOSS)
----                               -------     ------------------------   --------------------
V.A. International Fund .......       $27              ($16,820)                $16,793
V.A. Regional Bank Fund .......        --                  --                      --
V.A. Financial Industries
  Fund ........................     1,407                   558                  (1,965)
V.A. Emerging Growth Fund .....   (34,304)               33,745                     559
V.A. Special Opportunities
  Fund ........................      (125)                  125                      --
V.A. Growth Fund ..............       (45)                   36                       9
V.A. Growth and Income
  Fund ........................        --                (3,538)                  3,538
V.A. Independence Equity
  Fund ........................       (22)                 (104)                    126
V.A. Sovereign Investors
  Fund ........................       (32)               17,848                 (17,816)
V.A. 500 Index Fund ...........       (57)                   10                      47
V.A. Bond Fund ................        (9)                    1                       8
V.A. Strategic Income Fund ....       (15)              (15,398)                 15,413
V.A. High Yield Bond Fund .....    (8,794)               (5,018)                 13,812
V.A. World Bond Fund ..........   (38,796)               10,941                  27,855
V.A. Money Market Fund ........       (22)                    3                      19

NOTE F --
SUBSEQUENT EVENT

On December 8, 1998, the Trustees of the V.A. World Bond Fund approved a proposed tax-free merger between the V.A. World Bond Fund and the V.A. Strategic Income Fund. If approved by the shareholders, the reorganization will provide for a transfer of substantially all assets and liabilities of the V.A. World Bond Fund to the V.A. Strategic Income Fund. The transaction is planned to take place after the close of business on March 26, 1999, at which time the V.A. World Bond Fund will be terminated.

================================================================================

                     John Hancock Funds - Declaration Trust

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Trustees of
John Hancock Declaration Trust

We have audited the accompanying statements of assets and liabilities of John Hancock Declaration Trust (the "Trust") (comprising, respectively, V.A. International Fund, V.A. Regional Bank Fund, V.A. Financial Industries Fund, V.A. Emerging Growth Fund, V.A. Special Opportunities Fund, V.A. Growth Fund, V.A. Growth and Income Fund, V.A. Independence Equity Fund, V.A. Sovereign Investors Fund, V.A. 500 Index Fund, V.A. Bond Fund, V.A. Strategic Income Fund, V.A. High Yield Bond Fund, V.A. World Bond Fund and V.A. Money Market Fund) as of December 31, 1998, including the schedules of investments, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the John Hancock Declaration Trust at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 1999

TAX INFORMATION (UNAUDITED)

The Funds designated the following as long-term capital gain divi dends during the fiscal year ended December 31, 1998.

   Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                              DIVIDENDS
                                           CAPITAL GAINS      RECEIVED
FUND                                        DESIGNATED        DEDUCTION
----                                        ----------        ---------
V.A. International Fund..............       $     --            14.63%
V.A. Regional Bank Fund..............             --            73.60
V.A. Financial Industries Fund.......             --            99.83
V.A. Emerging Growth Fund............             --               --
V.A. Special Opportunities Fund......             --            83.38
V.A. Growth Fund.....................             --               --
V.A. Growth and Income Fund..........             --            49.40
V.A. Independence Equity Fund........             --            91.05
V.A. Sovereign Investors Fund .......             --            75.75
V.A. 500 Index Fund..................        198,842            21.65
V.A. Bond Fund ......................          2,502               --
V.A. Strategic Income Fund ..........         33,333             2.15
V.A. High Yield Bond Fund ...........             --             1.20
V.A. World Bond Fund ................          4,092               --
V.A. Money Market Fund ..............             --               --

================================================================================

                     John Hancock Funds - Declaration Trust

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of December 31, 1998.
--------------------------------------------------------------------------------

                                                                   PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
Abbott Laboratories ..........................................       11.1%
AFLAC Corp. ..................................................       13.0
Air Products & Chemicals, Inc. ...............................       13.3
Albertson's, Inc. ............................................        6.3
ALLTEL Corp. .................................................        5.2
American Home Products Corp. .................................        4.7
American International Group, Inc. ...........................       12.0
Ameritech Corp. ..............................................        5.8
Automatic Data Processing, Inc. ..............................       15.1
Banc One Corp. ...............................................       10.0
BankAmerica Corp. ............................................       18.4
Baxter International, Inc. ...................................        3.0
Becton, Dickinson & Co. ......................................       17.2
Bell Atlantic Corp. ..........................................        4.1
Bemis Co., Inc. ..............................................       10.0
Bristol-Myers Squibb Co. .....................................       10.3
Chevron Corp. ................................................        5.2
Citigroup, Inc. ..............................................       44.0
Dayton Hudson Corp. ..........................................       12.5
Dover Corp. ..................................................       10.5
DuPont (E.I.) De Nemours & Co. ...............................       11.1
Ecolab, Inc. .................................................       10.5
Emerson Electric Co. .........................................       10.2
Exxon Corp. ..................................................        3.8
First Tennessee National Corp. ...............................       15.2
First Union Corp. ............................................       11.9
Flowers Industries, Inc. .....................................        2.1
Gannett Co., Inc. ............................................        5.3
General Electric Co. .........................................       16.7
Grainger (W.W.), Inc. ........................................       11.1
Hasbro, Inc. .................................................       20.0
Hewlett-Packard Co. ..........................................       14.3
Home Depot, Inc. (The) .......................................       20.0
Honeywell, Inc. ..............................................        3.6
Interpublic Group of Companies, Inc. (The) ...................       15.4
Johnson & Johnson ............................................       13.6
Johnson Controls, Inc. .......................................        8.7
Leggett & Platt, Inc. ........................................        6.7
Masco Corp. ..................................................        4.8
McDonald's Corp. .............................................        9.1
McGraw-Hill Cos., Inc. .......................................        8.3
Minnesota Mining & Manufacturing Co. .........................        3.8
Mobil Corp. ..................................................        7.5
National Fuel Gas Co. ........................................        3.4
Pentair, Inc. ................................................        6.7
PepsiCo, Inc. ................................................        4.0
Philip Morris Cos., Inc. .....................................       10.0
Pitney Bowes, Inc. ...........................................       12.5
Questar Corp. ................................................        4.8
ReliaStar Financial Corp. ....................................       19.4
RPM, Inc. ....................................................        4.9
Sara Lee Corp. ...............................................        8.7
SBC Communications, Inc. .....................................        4.5
Schering-Plough Corp. ........................................       15.8
Sigma - Aldrich Corp. ........................................        3.6
Sonoco Products Co. ..........................................       10.0
SYSCO Corp. ..................................................       11.1
Teco Energy, Inc. ............................................        5.1
UNUM Corp. ...................................................        3.5
Wal-Mart Stores, Inc. ........................................       14.8
Wells Fargo Co. ..............................................       12.1
                                                                     ----
              The average dividend increase for this group was       10.2%
                                                                     ====

Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors Fund during the past periods.
--------------------------------------------------------------------------------

                                                   PER SHARE
 YEAR                            --------------------------------------------
 ENDED            SHARES          DIVIDENDS        NET ASSET    CAPITAL GAINS
DEC. 31         OUTSTANDING      FROM INCOME         VALUE       DISTRIBUTION
-------         -----------      -----------         -----       ------------
 1996             103,482           $0.07           $10.74          $0.02
 1997             896,718            0.18           $13.59           0.01
 1998           2,188,296            0.25           $15.61             --

================================================================================

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
1-800-824-0335
INTERNET: www.jhancock.com/funds


--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             DECOA 12/98
                                                                            2/99